                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                   FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-57209
                        POST-EFFECTIVE AMENDMENT NO. 40
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-2679
                                AMENDMENT NO. 36
                               DAVIS SERIES, INC.
                               124 East Marcy Street
                               Santa Fe, New Mexico 87501
                               1-505-983-4335

Agents For Service:     Thomas D. Tays, Esq.
                        Davis Selected Advisers, L.P.
                        124 East Marcy Street
                        Santa Fe, New Mexico  87501
                        1-505-820-3055

                                      -or-

                        Sheldon R. Stein, Esq.
                        D'Ancona & Pflaum
                        30 North LaSalle Street
                        Suite 2900
                        Chicago, Illinois  60602
                        (1-312-580-2014)

It is proposed that this filing will become effective:
              [ ]  Immediately upon filing pursuant to paragraph (b)
              [ ]  On ________ pursuant to paragraph (b)
              [X]  60 days after filing pursuant to paragraph (a)
              [ ]  on _____, 1998 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:    Common Stock of:
                                         ----------------
                                         1.  Davis Growth Opportunity Fund
                                         2.  Davis Financial Fund

                                         3.  Davis Real Estate Fund
                                         4.  Davis Convertible Securities Fund
                                         5.  Davis Government Bond Fund
                                         6.  Davis Government Money Market Fund

FORM N-1A

                   DAVIS SERIES, INC. CLASS A, B AND C SHARES

POST-EFFECTIVE AMENDMENT NO. 40 TO REGISTRATION STATEMENT NO. 2-057209 UNDER THE SECURITIES ACT OF 1933 AND AMENDMENT NO. 36 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-2679.



                             CROSS REFERENCE SHEET
 N-1A
ITEM NO.           PART A CAPTION OR PLACEMENT: PROSPECTUS FOR CLASS ABC SHARES
--------           ------------------------------------------------------------

  1                Front and Back Cover pages
  2, 4             Risk Spectrum;
                   Overview of the Fund:
                      Investment Objective and Strategy
                      Principal Risks
                      Fund Performance
  3                Overview of the Fund:  Fees and Expenses
  5                Annual Report, Incorporated by Reference
  6.               Who is Responsible for Your Davis Account
  7.               Once You Invest in the Fund
                   How to Open an Account
                   How to Buy, Sell and Exchange Shares
  8                How to Choose a Share Class
  9                Overview of the Fund: Financial Highlights

 N-1A
ITEM NO.           PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS Y SHARES
--------           ------------------------------------------------------------

  1                Front and Back Cover pages
  2, 4             Risk Spectrum;
                   Overview of the Fund:
                      Investment Objective and Strategy
                      Principal Risks
                      Fund Performance
  3                Overview of the Fund:  Fees and Expenses

  5                Annual Report, Incorporated by Reference
  6                Who is Responsible for Your Davis Account
  7                Once You Invest in the Fund
                   How to Open an Account
                   How to Buy, Sell and Exchange Shares
  8                Not Applicable
  9                Overview of the Fund: Financial Highlights



  N-1A             PART B CAPTION OR PLACEMENT:
ITEM NO.           STATEMENT OF ADDITIONAL INFORMATION
--------           -----------------------------------

  10               Cover Page
  11               Organization of the Company
  12               Portfolio Securities
                   Other Investment Practices
                   Investment Restrictions
  13               Directors and Officers
                   Directors Compensation Table
  14               Certain Shareholders of  the Fund
  15               Investment Advisory Services
                   Distribution of Company Shares
                   Other Important Service Providers
  16               Portfolio Transactions
  17               Organization of the Company
  18               Purchase of Shares
                   Special Services
                   Exchange of Shares
                   Redemption of Shares
  19               Federal Income Taxes
  20               Distribution of Company Shares
  21               Performance Data
  22               Annual Report, Incorporated by Reference

                                  DAVIS SERIES

[COVER PAGE]

Davis Growth Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Convertible Securities Fund
Davis Government Bond Fund
Davis Government Money Market Fund
      (part of Davis Series, Inc.)

Prospectus and Application Form

Class A
Class B
Class C

May 1, 1998, as amended December xx, 1998.


The Securities and Exchange Commission has not approved or disapproved of the shares of any Davis Fund - or any other mutual fund - as an investment. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Davis logo

Over 25 Years of Reliable Investing

[INSIDE FRONT COVER]

RISK SPECTRUM

Davis Selected Advisers manages the eleven funds in the Davis family. Each fund has a distinct investment objective and strategy. The following graph shows how these funds compare to each other in terms of risk. The six funds in the Davis Series include the least risky (Davis Government Money Market Fund) and the most risky (Davis Growth Opportunity Fund), and other funds with risk levels that range from "low" to "medium high."

         [INSERT GRAPHIC]

For more complete information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

An investment in any of the Davis Series Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

ABOUT THE FUNDS

OVERVIEW OF EACH DAVIS SERIES FUND

         Davis Growth Opportunity Fund
         Davis Financial Fund
         Davis Real Estate Fund
         Davis Convertible Securities Fund
         Davis Government Bond Fund
         Davis Government Money Market Fund

              Investment Objectives and Strategy
              Principal Risks
              Fund Performance
              Fees and Expenses
              Financial Highlights

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

ONCE YOU INVEST IN ONE OF THE DAVIS SERIES FUNDS

HOW TO CHOOSE A SHARE CLASS

HOW TO OPEN AN ACCOUNT

HOW TO BUY, SELL AND EXCHANGE SHARES

THE DAVIS FUNDS: OVER 25 YEARS OF RELIABLE INVESTING

OTHER FUND DOCUMENTS

ABOUT THE FUNDS

Davis Series, Inc. is an open-end, diversified, management investment company. The six funds that Davis Series offers in this prospectus accommodate a range of investment objectives.

The tables that follow provide basic information about each of the six Davis Series Funds. These tables should help you determine which funds are most likely to suit your needs. Then you can turn to the detailed descriptions of those funds in this prospectus.

TYPE OF FUND

-------------------------------------------------------------------------------
NAME OF FUND                                PRIMARY GOAL
-------------------------------------------------------------------------------
Davis Growth Opportunity Fund               Growth
-------------------------------------------------------------------------------
Davis Financial Fund                        Growth
-------------------------------------------------------------------------------
Davis Real Estate Fund                      Growth and income
-------------------------------------------------------------------------------
Davis Convertible Securities Fund           Growth and income
-------------------------------------------------------------------------------
Davis Government Bond Fund                  Current income
-------------------------------------------------------------------------------
Davis Government Money Market Fund          Current income with liquidity
-------------------------------------------------------------------------------

SNAPSHOT OF INVESTMENT OBJECTIVES

This table will help you identify the Davis Series Funds that are most suited to your particular financial needs. The left-hand column lists several broad investment objectives. One or more of the Davis Series Funds is designed to meet each of the listed objectives, although the way that each fund approaches the goal will vary. For example, several of the Davis Series Funds offer concentrated portfolios for investors that prefer to focus their assets in one industry, but no two funds concentrate in the same industry. Similarly, several Davis Series Funds buy growth-oriented investments, but each fund uses unique criteria to build its portfolio.

To use this table, look down the column of objectives and select a goal that you are trying to attain. Then scan the across the row. Each fund that tries to meet your goal is identified with [an asterisk]. Each fund that [pursues contrary goals] is identified with [an "X"].

----------------------------------------------------------------------------------------------------------------------
                        GROWTH
                        OPPORTUNITY                    REAL ESTATE   CONVERTIBLE       GOVERNMENT BOND   MONEY MARKET
OBJECTIVE               FUND          FINANCIAL FUND   FUND          SECURITIES FUND   FUND              FUND
----------------------------------------------------------------------------------------------------------------------
Capital growth          *             *                *             *                 X                 X
----------------------------------------------------------------------------------------------------------------------
Current income,         X             X                *             *                 *                 *
regular income, or
liquidity
----------------------------------------------------------------------------------------------------------------------
Long-term investment    *             *                *             *                 *                 X
----------------------------------------------------------------------------------------------------------------------
Investments             X             *                *             X                 X                 X
concentrated in one
industry
----------------------------------------------------------------------------------------------------------------------
Diversification away    X             X                *             *                 *                 *
from traditional
equity securities
----------------------------------------------------------------------------------------------------------------------

OVERVIEW OF DAVIS GROWTH OPPORTUNITY FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Growth Opportunity Fund's investment objective is growth of capital.

WHAT WE BUY. Davis Growth Opportunity Fund invests primarily in common stocks of "growth companies." Common stock represents ownership of a company.

Most of the fund's common stock is issued by U.S. companies with small or medium market capitalization's (that is, the market value of all of their outstanding stock is less than $5 billion). The fund also may invest in stock of larger U.S. companies and in securities of foreign issuers or securities that are principally traded in foreign markets.

On occasion, Davis Growth Opportunity Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the market for common stocks, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. The Davis investment philosophy stresses a back-to-basics approach: we use extensive research to buy growing companies at value prices and hold on to them for the long-term. Ideally, we invest in companies that are experiencing growing demand for their products and services in existing markets, introducing new products or services, expanding into new markets, enjoying reduced competition and reducing costs. Obviously, not all of our issuers have all of these characteristics.

PRINCIPAL RISKS

There are two principal risks in Davis Growth Opportunity Fund. First, is the general risk of owning common stocks. Second, is the risk of investing in growth-oriented stocks of small and mid-sized companies. Investments in foreign securities may involve additional risk.

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies in which Davis Growth Opportunity Fund invests largely determine the fund's performance.

GROWTH-ORIENTED STOCKS OF SMALL AND MID-SIZED COMPANIES. For a variety of reasons, an investment in a small or medium-capitalization growth company is probably more risky than an investment in a larger, more established company, and is harder to resell. Growth companies may be involved in industries that are new, growing, changing, or all three. They tend to pay small dividends, if any, to their shareholders, and have substantial debt obligations.
Finally, growth companies often have short operating histories.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Growth Opportunity Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Growth Opportunity Fund began selling shares to the public on May 1, 1984. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Growth Opportunity Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class B shares from year to year over the last ten-year period.

                         DAVIS GROWTH OPPORTUNITY FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD

                       1988                     10.49%
                       1989                     40.06%
                       1990                     (4.72%)
                       1991                     40.13%
                       1992                     (2.86%)
                       1993                     11.16%
                       1994                     (8.45%)
                       1995                     45.44%
                       1996                     17.86%
                       1997                     26.82%


Davis Growth Opportunity Fund's year-to-date return as of June 30, 1998 was 6.31%. During the ten-year period shown in the chart, the highest quarterly return was 25.44% (for the quarter ending September 30, 1997), and the lowest quarterly return was (19.23%) (for the quarter ending September 30, 1990).

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of Davis Growth Opportunity Fund shares will differ from the Class B returns shown in the chart, depending on the expenses of that class.

                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Growth Opportunity Fund's average annual total returns for the following periods: one year, five years, ten years, and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same periods for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Growth Opportunity Fund is not completely comparable to the Standard & Poor's 500 Composite Index because we primarily buy stock in small and medium capitalization companies, although the fund may also invest in large capitalization common stocks.

                         DAVIS GROWTH OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                          WITHOUT MAXIMUM SALES CHARGE

------------------------------------------------------------------------------
               CLASS A              CLASS B             CLASS C
               (SINCE     S&P 500   (SINCE    S&P 500   (SINCE      S&P 500
               12/1/94)   INDEX*    5/1/84)   INDEX*    8/15/97)    INDEX*
------------------------------------------------------------------------------
1 Year         27.70%     33.35%    26.82%    33.35%    NA            NA
------------------------------------------------------------------------------
5 Years        NA         NA        17.20%    20.23%    NA            NA
------------------------------------------------------------------------------
10 Years       NA         NA        16.13%    18.01%    NA            NA
------------------------------------------------------------------------------
Life of Fund   28.39%     31.32%    15.91%    17.63%    (5.66%)**     8.42%**
------------------------------------------------------------------------------

                         DAVIS GROWTH OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                           WITH MAXIMUM SALES CHARGE

------------------------------------------------------------------------------
               CLASS A              CLASS B             CLASS C
               (SINCE     S&P 500   (SINCE    S&P 500   (SINCE      S&P 500
               12/1/94)   INDEX*    5/1/84)   INDEX*    8/15/97)    INDEX*
------------------------------------------------------------------------------
1 Year         21.66%     33.35%    22.82%    33.35%    NA            NA
------------------------------------------------------------------------------
5 Years        NA         NA        16.94%    20.23%    NA            NA
------------------------------------------------------------------------------
10 Years       NA         NA        16.13%    18.01%    NA            NA
------------------------------------------------------------------------------
Life of Fund   26.37%     31.32%    15.91%    17.63%    (6.53%)**     8.42%**
------------------------------------------------------------------------------

*" Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.

** Not annualized.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee you may pay when you buy shares of a mutual fund. As an investor in Davis Growth Opportunity Fund, you pay this sales charge when you buy Class A shares, as a percentage of the offering price.

DEFERRED SALES CHARGE. A fee you may pay when you sell shares of a mutual fund. As an investor in Davis Growth Opportunity Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Davis Growth Opportunity Fund investors pay a deferred sales charge in the following cases:

    o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell shares within one year of purchase.
    o As a Class B shareholder, if you sell shares within six years of purchase.
    o As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on shares acquired through dividend reinvestments or capital gains distributions.

EXCHANGE FEE. The fees some mutual funds charge to sell shares in one fund and to buy shares in another fund. This fund, like all other Davis Funds, does not charge an exchange fee.

        FEES YOU MAY PAY AS A DAVIS GROWTH OPPORTUNITY FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------
                                         CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Maximum sales charge you pay
  when you buy shares                     4.75%       None       None
----------------------------------------------------------------------------
Maximum deferred sales charge
  you pay when you sell shares            0.75%       4.00%      1.00%
----------------------------------------------------------------------------
Maximum sales charge you pay
  on reinvested dividends                 None        None       None
----------------------------------------------------------------------------
Exchange Fee                              None        None       None
----------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Growth Opportunity Fund's net asset value.

DISTRIBUTION FEES. Fees Davis Growth Opportunity Fund pays to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee). These fees are paid out of the fund's assets on an ongoing basis. See About the Distributor in the section WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
             (DEDUCTED FROM DAVIS GROWTH OPPORTUNITY FUND'S ASSETS)

-----------------------------------------------------------------------------
                                          CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------------
Management Fees                           0.75%       0.75%       0.75%
-----------------------------------------------------------------------------
Distribution (12b-1) Fees                 0.25%       1.00%       1.00%
-----------------------------------------------------------------------------
Other Expenses                            0.34%       0.38%       0.47%
-----------------------------------------------------------------------------
Total Annual Operating Expenses*          1.34%       2.13%       2.22%
-----------------------------------------------------------------------------

* Annualized

      IF I INVEST IN DAVIS GROWTH OPPORTUNITY FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Growth Opportunity Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

           COST OF INVESTING $10,000 IN DAVIS GROWTH OPPORTUNITY FUND

The top chart assumes that you sell your shares at various times, and the bottom chart assumes that you continue to hold your shares, avoiding a possible deferred sales charge. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

--------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...    CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------
1 Year                             $60         $62         $33
--------------------------------------------------------------------
3 Years                            $88         $97         $69
--------------------------------------------------------------------
5 Years                            $117       $134        $119
--------------------------------------------------------------------
10 Years                           $201       $217        $255
--------------------------------------------------------------------

--------------------------------------------------------------------
IF YOU STILL HOLD YOUR           CLASS A     CLASS B     CLASS C
SHARES AFTER...
--------------------------------------------------------------------
1 Year                             $60         $22         $23
--------------------------------------------------------------------
3 Years                            $88         $67         $69
--------------------------------------------------------------------
5 Years                            $117       $114        $119
--------------------------------------------------------------------
10 Years                           $201       $217        $255
--------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Growth Opportunity Fund for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Growth Opportunity Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class A capital stock outstanding throughout each period:

CLASS A

                                                      SIX MONTHS                                                     ONE MONTH
                                                         ENDED         ---------------YEAR ENDED---------------        ENDED
                                                     JUNE 30, 1998                    DECEMBER 31,                  DECEMBER 31,
                                                      (UNAUDITED)        1997            1996            1995           1994
                                                      -----------        ----            ----            ----           ----
Net Asset Value, Beginning of Period.................   $ 22.49        $ 18.93         $ 17.25         $  12.83       $ 13.70
                                                        -------        -------         -------         --------       -------
Income  (Loss) From Investment  Operations
   Net Investment Loss...............................     (0.04)         (0.10)          (0.13)           (0.11)        (0.01)
   Net Gains or Losses on Securities
       (both realized and unrealized)................      1.57           5.34            3.37             6.08         (0.29)
                                                        -------        -------         -------         --------       -------
         Total From  Investment Operations...........      1.53           5.24            3.24             5.97         (0.30)
                                                        -------        -------         -------         --------       -------

Less Distributions
   Distributions (from capital gains)................       -            (1.68)          (1.55)           (1.55)        (0.57)
   Distributions (from paid-in capital)..............       -              -             (0.01)             -             -
                                                        -------        -------         -------         --------       -------
         Total Distributions.........................       -            (1.68)          (1.56)           (1.55)        (0.57)
                                                        -------        -------         -------         --------       -------
Net Asset Value, End of Period.......................   $ 24.02        $ 22.49         $ 18.93         $  17.25       $ 12.83
                                                        =======        =======         =======         ========       =======

Total Return(1)......................................      6.80%         27.70%          18.73%           46.65%        (2.21)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........   $63,877        $48,386         $27,158          $22,890       $12,455
   Ratio of Expenses to Average Net Assets...........      1.34%*         1.27%           1.49%(2)         1.51%         1.42%*
   Ratio of Net Loss to Average  Net Assets..........     (0.33)%*       (0.58)%         (0.76)%          (0.71)%       (0.08)%*

   Portfolio Turnover Rate(3)........................      0.61%         19.33%          30.55%           30.07%        37.31%

   Average Commission Rate Per Share(4)..............   $0.0597        $0.0600         $0.0454              -             -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996 such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class B capital stock outstanding throughout each period:

CLASS B

                                                    SIX MONTHS
                                                       ENDED                        YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1998     -------------------------------------------------------
                                                    (UNAUDITED)       1997         1996        1995       1994       1993(1)
                                                    -----------       ----         ----        ----       ----       ----
Net Asset Value, Beginning of Period...............   $ 21.88        $ 18.58      $ 17.08     $ 12.82    $ 14.67    $ 13.25
                                                      -------        -------      -------     -------    -------    -------
Income  (Loss) From Investment  Operations
   Net Investment Loss.............................     (0.13)         (0.25)       (0.27)      (0.26)     (0.12)     (0.07)
   Net Gains or Losses on Securities
       (both realized and unrealized)..............      1.51           5.23         3.33        6.07      (1.11)      1.54
                                                      -------        -------      -------     -------    -------    -------
         Total From  Investment
             Operations............................      1.38           4.98         3.06        5.81      (1.23)      1.47
                                                      -------        -------      -------     -------    -------    -------
Less Distributions
   Dividends (from net investment income)..........       -              -            -           -          -        (0.05)
   Distributions (from capital gains)..............       -            (1.68)       (1.55)      (1.55)     (0.62)       -
   Distributions (from paid-in capital)............       -              -          (0.01)        -          -          -
                                                      -------        -------      -------     -------    -------    -------
         Total Distributions.......................       -            (1.68)       (1.56)      (1.55)     (0.62)     (0.05)
                                                      -------        -------      -------     -------    -------    -------
Net Asset Value, End of Period.....................   $ 23.26        $ 21.88      $ 18.58     $ 17.08    $ 12.82    $ 14.67
                                                      =======        =======      =======     =======    =======    =======
Total Return(2)....................................      6.31%         26.82%       17.86%      45.44%     (8.45)%    11.16%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........   $68,465        $61,383      $39,343     $35,326    $36,087    $51,762
   Ratio of Expenses to Average Net Assets.........      2.13%*(3)      2.09%(3)     2.25%(3)    2.30%      2.15%      2.39%
   Ratio of Net Loss to Average  Net Assets........     (1.11)%*       (1.40)%      (1.52)%     (1.50)%    (0.81)%    (0.55)%
   Portfolio Turnover Rate(4)......................      0.61%         19.33%       30.55%      30.07%     37.31%     38.93%
   Average Commission Rate Per Share(5)............   $0.0597        $0.0600      $0.0454         -          -          -

1 Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business of January 7, 1994.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.12% for the six months ended June 30, 1998 and 2.08% and 2.24% for 1997 and 1996, respectively. Prior to 1996 such reductions were reflected in the expenses ratios.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class C capital stock outstanding throughout each period:

CLASS C

                                                                                 AUGUST 15, 1997
                                                                                  (COMMENCEMENT
                                                               SIX MONTHS         OF OPERATIONS)
                                                                 ENDED               THROUGH
                                                             JUNE 30, 1998         DECEMBER 31,
                                                              (UNAUDITED)              1997
                                                              -----------              ----
Net Asset Value, Beginning of Period..................          $ 22.43              $ 25.56
                                                                -------              -------
Income  (Loss) From Investment  Operations
   Net Investment Loss................................            (0.13)               (0.04)
   Net Gains or Losses on Securities
       (both realized and unrealized).................             1.55                (1.41)
                                                                -------              -------
         Total From  Investment
             Operations...............................             1.42                (1.45)
                                                                -------              -------
Less Distributions
   Distributions (from capital gains).................              -                  (1.68)
                                                                -------              -------
         Total Distributions..........................              -                  (1.68)
                                                                -------              -------
Net Asset Value, End of Period........................          $ 23.85              $ 22.43
                                                                =======              =======
Total Return(1).......................................             6.33%               (5.66)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........           $4,358               $2,585

    Ratio of Expenses to Average Net Assets...........             2.22%*2             2.19%*

   Ratio of Net Loss to Average  Net Assets...........            (1.20)%*            (1.51)%*

   Portfolio Turnover Rate(3).........................             0.61%              19.33%

   Average Commission Rate Per Share(4)...............          $0.0597             $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.21% and 0.94% for the six months ended June 30, 1998, for Class C and Y shares, respectively. Prior to 1996 such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS FINANCIAL FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Financial Fund's investment objective is growth of capital.

WHAT WE BUY. Davis Financial Fund invests in common stocks and other equity securities. During normal market conditions, at least half of the fund's assets are invested in companies that are "principally engaged" in banking and financial services. Specifically, our portfolio managers invest at least 25% of the fund's assets in the banking industry, and at least another 25% in the financial services industry.

A company is "principally engaged" in banking or financial services if it owns banking or financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing banking or financial services. Companies in the banking industry include commercial banks, industrial banks and savings institutions. Companies in the financial services industry include finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Davis Financial Fund's banking, financial services and other investments may include securities of foreign issuers or securities that are principally traded in foreign markets.

On occasion, Davis Financial Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade short-term money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio managers anticipate a decline in the market for financial securities, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. The basic Davis investment philosophy is to purchase the securities of quality overlooked growth companies at value prices and to hold them for the long-term. At the heart of our approach is the recognition that managing risk is the key to delivering superior long-term investment results. We always consider how much could potentially be lost on an investment before considering how much might be gained. Davis Financial Fund's portfolio managers apply this philosophy to the financial services sector in the belief that many of the best insurance, banking and brokerage firms are growth companies in disguise.

PRINCIPAL RISKS

There are two principal risks in Davis Financial Fund. First, is the general risk of owning common stocks. Second, is the risk of having a concentrated portfolio. Investments in foreign securities may involve additional risk.

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies invested in by Davis Financial Fund largely determines the fund's performance.

CONCENTRATED PORTFOLIO. Davis Financial Fund invests primarily in two industries. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the banking and financial services industries include:

    o REGULATORY ACTIONS. Our issuers may suffer a setback if regulators change the rules under which they operate.

    o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services industry.

    o CONCENTRATION OF LOANS. Banks whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

    o COMPETITION. The financial services industry has become increasingly competitive.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Financial Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Financial Fund began selling shares to the public on May 1, 1991. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Financial Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class A shares from year to year since inception.


                              DAVIS FINANCIAL FUND
                          TOTAL RETURN SINCE INCEPTION

                         1991                   23.24%*
                         1992                   32.67%
                         1993                   14.87%
                         1994                   (4.55%)
                         1995                   50.51%
                         1996                   31.50%
                         1997                   44.53%

*This number reflects total return from May 1, 1991 (commencement of operations) through December 31, 1991, and has not been annualized.

Davis Financial Fund's year-to-date return as of June 30, 1998 was 13.08%. Since inception, the highest quarterly return was 17.11% (for the quarter ending June 30, 1997), and the lowest quarterly return was (5.83%) (for the quarter ending March 31, 1994).

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of Davis Financial Fund shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Financial Fund's average annual total returns for the following periods: one year, five years, and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same period for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Financial Fund may not be comparable to the Standard & Poor's 500 Composite Index because the Index reflects a large number of industry sectors while the Fund concentrates in the banking and financial sectors.


                              DAVIS FINANCIAL FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                          WITHOUT MAXIMUM SALES CHARGE

--------------------------------------------------------------------------------
               CLASS A               CLASS B                 CLASS C**   S&P 500
               (SINCE     S&P 500    (SINCE       S&P 500    (SINCE      INDEX*
               5/1/91)    INDEX*     12/27/94)    INDEX*     8/12/97)
--------------------------------------------------------------------------------
1 Year         44.53%     33.35%     43.25%       33.35%     NA           NA
--------------------------------------------------------------------------------
5 Years        25.69%     20.23%     NA           NA         NA           NA
--------------------------------------------------------------------------------
Life of Fund   27.75%     18.12%     39.99%       30.97%     9.45%        5.44%
--------------------------------------------------------------------------------

                             DAVIS FINANCIAL FUND
                         AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                           WITH MAXIMUM SALES CHARGE

--------------------------------------------------------------------------------
               CLASS A               CLASS B                 CLASS C**   S&P 500
               (SINCE     S&P 500    (SINCE       S&P 500    (SINCE      INDEX*
               5/1/91)    INDEX*     12/27/94)    INDEX*     8/12/97)
--------------------------------------------------------------------------------
1 Year         37.67%     33.35%     39.25%       33.35%     NA           NA
--------------------------------------------------------------------------------
5 Years        24.46%     20.23%     NA           NA         NA           NA
--------------------------------------------------------------------------------
Life of Fund   26.84%     18.12%     39.65%       30.97%     8.45%        5.44%
--------------------------------------------------------------------------------

*" Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.

** Information regarding Class C shares is not annualized.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee you may pay when you buy shares of a mutual fund. As an investor in Davis Financial Fund, you pay this sales charge when you buy Class A shares, as a percentage of the offering price.

DEFERRED SALES CHARGE. A fee you may pay when you sell shares of a mutual fund. As an investor in Davis Financial Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Davis Financial Fund investors pay a deferred sales charge in the following cases:

    o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell shares within one year of purchase.

    o As a Class B shareholder, if you sell shares within six years of purchase.

    o As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on shares acquired through dividend reinvestments or capital gains distributions.

EXCHANGE FEE. The fees some mutual funds charge to sell shares in one fund to buy another fund. This fund, like all other Davis Funds, does not charge an exchange fee.

             FEES YOU MAY PAY AS A DAVIS FINANCIAL FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------
                                    CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------
Maximum sales charge you pay
when you buy shares                  4.75%       None        None
----------------------------------------------------------------------------
Maximum deferred sales charge
you pay when you sell shares         0.75%       4.00%       1.00%
----------------------------------------------------------------------------
Maximum sales charge you pay
on reinvested dividends              None        None        None
----------------------------------------------------------------------------
Exchange Fee                         None        None        None
----------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Financial Fund's net asset value.

DISTRIBUTION FEES. Fees Davis Financial Fund pays to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee). These fees are paid out of the fund's assets on an ongoing basis. See About the Distributor in the section WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
                 (DEDUCTED FROM DAVIS FINANCIAL FUND'S ASSETS)

------------------------------------------------------------------------------
                                           CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------
Management Fees                             0.65%       0.65%       0.65%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.19%       1.00%       1.00%
------------------------------------------------------------------------------
Other Expenses                              0.26%       0.30%       0.26%
------------------------------------------------------------------------------
Total Annual Operating Expenses*            1.10%       1.95%       1.91%
------------------------------------------------------------------------------

* Annualized.

           IF I INVEST IN DAVIS FINANCIAL FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Financial Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Financial Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

               COST OF INVESTING $10,000 IN DAVIS FINANCIAL FUND

The top chart assumes that you sell your shares at various times, and the bottom chart assumes that you continue to hold your shares, avoiding a possible deferred sales charge. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

-------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...    CLASS A      CLASS B     CLASS C
-------------------------------------------------------------------
1 Year                             $58          $60         $29
-------------------------------------------------------------------
3 Years                            $81          $91         $60
-------------------------------------------------------------------
5 Years                            $105        $125        $103
-------------------------------------------------------------------
10 Years                           $175        $195        $223
-------------------------------------------------------------------

-------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES    CLASS A      CLASS B     CLASS C
AFTER...
-------------------------------------------------------------------
1 Year                             $58          $20         $19
-------------------------------------------------------------------
3 Years                            $81          $61         $60
-------------------------------------------------------------------
5 Years                            $105        $105        $103
-------------------------------------------------------------------
10 Years                           $175        $195        $223
-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Financial Fund for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Financial Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class A capital stock outstanding throughout each period.

CLASS A

                                                         SIX MONTHS                           YEAR ENDED
                                                            ENDED                             DECEMBER 31,
                                                        JUNE 30, 1998  -----------------------------------------------------
                                                         (UNAUDITED)      1997        1996       1995       1994      1993(2)
                                                         -----------      ----        ----       ----       ----      ----
Net Asset Value, Beginning of Period..................   $  25.68      $  18.06    $  14.50   $  10.68   $  11.70   $  11.20
                                                         --------      --------    --------   --------   --------   --------
Income  (Loss) From Investment  Operations
   Net Investment Income..............................       0.05          0.13        0.14       0.07       0.08       0.07
   Net Gains or Losses on Securities
        (both realized and unrealized)................       3.31          7.92        4.44       5.32      (0.61)      1.59
                                                         --------      --------    --------   --------   --------   --------
          Total From Investment Operations............       3.36          8.05        4.58       5.39      (0.53)      1.66
                                                         --------      --------    --------   --------   --------   --------
Less Distributions
   Dividends (from net investment income).............         -          (0.13)      (0.15)     (0.07)     (0.08)     (0.08)
   Distributions (from capital gains).................         -          (0.30)      (0.87)     (1.50)     (0.39)     (1.08)
   Distributions (from paid-in capital)...............         -             -          -          -        (0.02)       -
                                                         --------      --------    --------   --------   --------   --------
         Total Distributions..........................       --           (0.43)      (1.02)     (1.57)     (0.49)     (1.16)
                                                         --------      --------    --------   --------   --------   --------
Net Asset Value, End of Period........................   $  29.04      $  25.68    $  18.06   $  14.50   $  10.68   $  11.70
                                                         ========      ========    ========   ========   ========   ========
Total Return (1)......................................      13.08%        44.53%      31.50%     50.51%    (4.55)%     14.87%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........   $451,278      $292,059    $107,579     $79,874    $57,670    $50,778

   Ratio of Expenses to Average Net Assets............      1.10%*         1.07%       1.15%      1.18%      1.24%      1.32%

   Ratio of Net Income to Average  Net Assets.........      0.41%*         0.77%       0.92%      0.53%      0.67%      0.57%

   Portfolio Turnover Rate(3).........................
                                                             0.51%         6.23%      25.78%     41.89%     43.95%     70.33%

   Average Commission Rate Per Share(4)...............    $0.0600       $0.0600     $0.0518         -        -            -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class B capital stock outstanding throughout each period.

CLASS B

                                                                                                             DECEMBER 27, 1994
                                                                                                              (COMMENCEMENT
                                                            SIX MONTHS                                        OF OPERATIONS)
                                                               ENDED       -----------YEAR ENDED--------          THROUGH
                                                           JUNE 30, 1998              DECEMBER 31,              DECEMBER 31,
                                                            (UNAUDITED)      1997       1996       1995            1994
                                                             ----------      ----       ----       ----            ----
Net Asset Value, Beginning of Period..................       $  25.36      $  17.91   $  14.41   $ 10.68          $ 11.22
                                                             --------      --------   --------   -------          -------
Income  (Loss) From Investment  Operations
   Net Investment Income (Loss).......................          (0.05)       (0.01)      0.01       0.01              0.03
   Net Gains or Losses on Securities
       (both realized and unrealized).................           3.25         7.76       4.37       5.22            (0.13)
                                                             --------      --------   --------   -------          -------
          Total From  Investment Operations...........           3.20         7.75       4.38       5.23            (0.10)
                                                             --------      --------   --------   -------          -------
Less Distributions
   Dividends (from net investment income).............           -             -         (0.01)      -              (0.03)
   Distributions (from capital gains).................           -            (0.30)     (0.87)    (1.50)           (0.39)
   Distributions (from paid-in capital)...............           -             -          -          -              (0.02)
                                                             --------      --------   --------   -------          -------
          Total Distributions.........................                        (0.30)     (0.88)    (1.50)           (0.44)
                                                             --------      --------   --------   -------          -------
Net Asset Value, End of Period........................       $  28.56      $  25.36   $  17.91   $ 14.41          $ 10.68
                                                             ========      ========   ========   =======          =======
Total Return (1)......................................         12.62%        43.25%     30.29%     49.00%         (0.90)%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted)............       $376,549      $193,257     $8,213     $1,762             $28
   Ratio of Expenses to Average Net Assets............         1.95%*         1.97%      2.04%      2.09%          2.04%*
   Ratio of Net Income (Loss)to Average Net
     Assets ..........................................       (0.44)%*       (0.12)%      0.19%    (0.38)%        (0.13)%*

   Portfolio Turnover Rate(2).........................          0.51%         6.23%     25.78%     41.89%          43.95%

   Average Commission Rate Per Share(3)...............        $0.0600       $0.0600    $0.0518         -             -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class C capital stock outstanding throughout each period.

                                                        -------------CLASS C--------------
                                                                           AUGUST 12, 1997
                                                                            (COMMENCEMENT
                                                          SIX MONTHS        OF OPERATIONS)
                                                             ENDED             THROUGH
                                                         JUNE 30, 1998       DECEMBER 31,
                                                          (UNAUDITED)           1997
                                                          -----------           ----
Net Asset Value, Beginning of Period..................      $ 25.71            $ 23.76
                                                            -------            -------
Income  (Loss) From Investment  Operations
   Net Investment Income (Loss).......................        (0.03)               -
   Net Gains on Securities
       (both realized and unrealized).................         3.28               2.25
                                                            -------            -------
          Total From  Investment Operations...........         3.25               2.25
                                                            -------            -------
Less Distributions
   Dividends (from net investment income).............          -                  -
   Distributions (from capital gains).................          -                (0.30)
                                                            -------            -------
          Total Distributions.........................          -                (0.30)
                                                            -------            -------
Net Asset Value, End of Period........................      $ 28.96            $ 25.71
                                                            =======            =======
Total Return (1)......................................        12.64%              9.45%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted)............      $74,339            $19,515
   Ratio of Expenses to Average Net Assets............         1.91%*             1.93%*
   Ratio of Net Income (Loss) to Average Net
       Assets.........................................        (0.40)%*           (0.09)%*

   Portfolio Turnover Rate(2).........................         0.51%              6.23%

   Average Commission Rate Per Share(3)...............      $0.0600            $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS REAL ESTATE FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Real Estate Fund's investment objective is total return through a combination of growth and income.

WHAT WE BUY. During normal market conditions, at least 65% of Davis Real Estate Fund's assets are invested in "real estate securities," which are securities issued by companies that are "principally engaged" in the real estate industry. The fund does not invest directly in real estate.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing, or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies.

Most of Davis Real Estate Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Many real estate debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 30% of the fund's total net assets to buy real estate securities with low ratings, known as "high yield, high risk debt securities."

Davis Real Estate Fund may invest in securities of foreign issuers or securities that are principally traded in foreign markets

On occasion, Davis Real Estate Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade short-term money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the market for real estate securities, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. Davis Real Estate Fund focuses on REITs and other companies with first-class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.

PRINCIPAL RISKS

There are two principal risks in Davis Real Estate Fund. First, is the risk of having a concentrated portfolio. Second, is the risk of owning common stocks. Investing in high yield, high risk debt securities or in foreign securities may involve additional risk.

CONCENTRATED PORTFOLIO. Davis Real Estate Fund invests primarily in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

    o declines in property values - because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants

    o increases in property taxes, operating expenses, interest rates, or competition

    o    overbuilding

    o    changes in zoning laws

    o    losses from casualty or condemnation

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies invested in by Davis Real Estate Fund largely determines the fund's performance.

HIGH YIELD, HIGH RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid.
Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high risk" if it is rated BB or lower by Standard and Poor's or Ba or lower by Moody's Investor Services. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment grade debt.

There are four principal risks of owning high yield, high risk debt securities:

    o OVERBURDENED ISSUERS. Many issuers only resort to offering junk bonds when they cannot get financing from more traditional sources, like banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

    o PRIORITY. Issuers of high yield, high risk securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the junk bonds; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral - possibly forcing the issuer out of business and into bankruptcy.

    o DIFFICULT TO RESELL. Many investors simply do not want junk bonds, and others are prohibited from buying them.

    o VOLATILE PRICES. Prices of high yield, high risk debt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of junk bonds decline more than prices of investment grade securities.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Real Estate Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Real Estate Fund began operating on January 3, 1994. The following charts and tables will help you understand the fund's financial condition including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Real Estate Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class A shares from year to year since inception.


                             DAVIS REAL ESTATE FUND
                          TOTAL RETURN SINCE INCEPTION

                          1994                  8.18%*
                          1995                  17.90%
                          1996                  37.05%
                          1997                  25.08%

*This number reflects total return from January 3, 1994 (commencement of operations) through December 31, 1994, and has not been annualized.

Davis Real Estate Fund's year-to-date return as of June 30, 1998 was 5.87%. Since inception, the highest quarterly return was 19.22% (for the quarter ending December 31, 1996), and the lowest quarterly return was (2.34%) (for the quarter ending September 30, 1994).

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of Davis Real Estate Fund shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Real Estate Fund's average annual total returns for the following periods: one year and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same period for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Real Estate Fund may not be comparable to the Standard & Poor's 500 Composite Index because the Index reflects large capitalization industrial companies rather than real estate companies.

                             DAVIS REAL ESTATE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                          WITHOUT MAXIMUM SALES CHARGE

-------------------------------------------------------------------------------
               CLASS A               CLASS B                CLASS C**  S&P 500
               (SINCE     S&P 500    (SINCE      S&P 500    (SINCE     INDEX*
               1/3/94)    INDEX*     12/27/94)   INDEX*     8/12/97)
-------------------------------------------------------------------------------
1 Year         25.08%     33.35%     23.88%      33.35%     NA          NA
-------------------------------------------------------------------------------
Life of Fund   21.58%     23.05%     25.40%      30.97%     11.12%      5.93%
-------------------------------------------------------------------------------

                            DAVIS REAL ESTATE FUND
                         AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                           WITH MAXIMUM SALES CHARGE

-------------------------------------------------------------------------------
               CLASS A               CLASS B                CLASS C**  S&P 500
               (SINCE     S&P 500    (SINCE      S&P 500    (SINCE     INDEX*
               1/3/94)    INDEX*     12/27/94)   INDEX*     8/12/97)
-------------------------------------------------------------------------------
1 Year         19.14%     33.35%     19.88%      33.35%     NA          NA
-------------------------------------------------------------------------------
Life of Fund   20.11%     23.05%     24.98%      30.97%     10.12%      5.93%
-------------------------------------------------------------------------------

*" Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.

** Information regarding Class C shares is not annualized.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee you may pay when you buy shares of a mutual fund. As an investor in Davis Real Estate Fund, you pay this sales charge when you buy Class A shares, as a percentage of the offering price.

DEFERRED SALES CHARGE. A fee you may pay when you sell shares of a mutual fund. As an investor in Davis Real Estate Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Davis Real Estate Fund investors pay a deferred sales charge in the following cases:

    o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell shares within one year of purchase.

    o As a Class B shareholder, if you sell shares within six years of purchase.

    o As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on shares acquired through dividend reinvestments or capital gains distributions.

EXCHANGE FEE. The fees some mutual funds charge to sell shares in one fund to buy another fund. This fund, like all other Davis Funds, does not charge an exchange fee.

            FEES YOU MAY PAY AS A DAVIS REAL ESTATE FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------
                                          CLASS A      CLASS B      CLASS C
------------------------------------------------------------------------------
Maximum sales charge you pay
when you buy shares                        4.75%        None         None
------------------------------------------------------------------------------
Maximum deferred sales charge
you pay when you sell shares               0.75%        4.00%        1.00%
------------------------------------------------------------------------------
Maximum sales charge you pay
on reinvested dividends                    None         None         None
------------------------------------------------------------------------------
Exchange Fee                               None         None         None
------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Real Estate Fund's net asset value.

DISTRIBUTION FEES. Fees Davis Real Estate Fund pays to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee). These fees are paid out of the fund's assets on an ongoing basis. See About the Distributor in the section WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
                (DEDUCTED FROM DAVIS REAL ESTATE FUND'S ASSETS)

------------------------------------------------------------------------------
                                              CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Management Fees                               0.71%      0.71%      0.71%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                     0.25%      1.00%      1.00%
------------------------------------------------------------------------------
Other Expenses                                0.24%      0.32%      0.30%
------------------------------------------------------------------------------
Total Annual Operating Expenses*              1.20%      2.03%      2.01%
------------------------------------------------------------------------------

* Annualized

          IF I INVEST IN DAVIS REAL ESTATE FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Real Estate Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

              COST OF INVESTING $10,000 IN DAVIS REAL ESTATE FUND

The top chart assumes that you sell your shares at various times, and the bottom chart assumes that you continue to hold your shares, avoiding a possible deferred sales charge. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...      CLASS A           CLASS B           CLASS C
-------------------------------------------------------------------------------
1 Year                               $59               $61               $30
-------------------------------------------------------------------------------
3 Years                              $84               $94               $63
-------------------------------------------------------------------------------
5 Years                              $110             $129              $108
-------------------------------------------------------------------------------
10 Years                             $186             $204              $234
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES      CLASS A           CLASS B           CLASS C
AFTER...
-------------------------------------------------------------------------------
1 Year                               $59               $21               $20
-------------------------------------------------------------------------------
3 Years                              $84               $64               $63
-------------------------------------------------------------------------------
5 Years                              $110             $109              $108
-------------------------------------------------------------------------------
10 Years                             $186             $204              $234
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Real Estate Fund since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Real Estate Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class A capital stock outstanding throughout the period.

CLASS A

                                                                                                             JANUARY 3, 1994
                                                                                                              (COMMENCEMENT
                                                              SIX MONTHS                                      OF OPERATIONS)
                                                                 ENDED     ------------YEAR ENDED----------      THROUGH
                                                             JUNE 30, 1998             DECEMBER 31,            DECEMBER  31,
                                                              (UNAUDITED)     1997        1996(1)      1995         1994
                                                              -----------     ----        ----         ----         ----
Net Asset Value, Beginning of Period.......................    $  25.41    $  21.24    $  16.44     $  14.72     $  14.29
                                                               --------    --------    --------     --------     --------
Income From Investment  Operations
   Net Investment Income...................................        0.37        0.74        0.71         0.82         0.62
   Net Gains or Losses on Securities (both realized and
      unrealized)..........................................       (1.85)       4.51        5.22         1.71         0.55
                                                               --------    --------    --------     --------     --------
         Total From  Investment Operations.................       (1.48)       5.25        5.93         2.53         1.17
                                                               --------    --------    --------     --------     --------
Less Distributions
   Dividends (from net investment income)..................       (0.20)      (0.74)      (0.70)       (0.81)       (0.62)
   Distributions (from capital gains)......................         -         (0.27)      (0.25)         -          (0.12)
   Distributions (from paid-in capital gains)..............         -         (0.07)      (0.18)         -            -
                                                               --------    --------    --------     --------     --------
         Total Distributions...............................       (0.20)      (1.08)      (1.13)       (0.81)       (0.74)
                                                               --------    --------    --------     --------     --------
Net Asset Value, End of Period.............................    $  23.73    $  25.41    $  21.24     $  16.44     $  14.72
                                                               ========    ========    ========     ========     ========
Total Return (2)...........................................       (5.87)%     25.08%      37.05%       17.70%        8.18%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)................    $214,655    $147,488     $32,507      $29,320      $25,450

   Ratio of Expenses to Average Net Assets.................        1.20%*(3)   1.18%       1.32%(3)     1.43%        1.86%*

   Ratio of Net Income to Average Net Assets...............        3.33%*      3.40%       3.95%        5.44%        3.98%*

   Portfolio Turnover Rate(4)..............................        6.33%      12.50%      18.60%       38.82%       35.80%

   Average Commission Rate Per Share(5)....................     $0.0600     $0.0600     $0.0600          -            -

1 Per share calculations other than distributions were based on average shares outstanding during the period.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.19% and 1.31% for the six months ended June 30, 1998, and for 1996 respectively. Prior to 1996 such reductions were reflected in the expenses ratios.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class B capital stock outstanding throughout the period.

CLASS B

                                                                                                               DECEMBER 27, 1994
                                                                                                                 (COMMENCEMENT
                                                           SIX MONTHS                                           OF OPERATIONS)
                                                              ENDED      ------------YEAR ENDED--------------      THROUGH
                                                          JUNE 30, 1998              DECEMBER 31,                DECEMBER 31,
                                                           (UNAUDITED)     1997          19961        1995           1994
                                                           -----------     ----          ----         ----           ----
Net Asset Value, Beginning of Period.....................    $  25.32    $  21.19     $  16.41      $  14.72       $  14.73
                                                             --------    --------     --------      --------       --------
Income From Investment  Operations
   Net Investment Income.................................       0.28         0.54         0.56          0.68           0.02
   Net Gains or Losses on Securities (both realized and
      unrealized)........................................      (1.85)        4.47         5.21          1.70           0.11
                                                             --------    --------     --------      --------       --------
         Total From  Investment Operations...............      (1.57)        5.01         5.77          2.38           0.13
                                                             --------    --------     --------      --------       --------
Less Distributions
   Dividends (from net investment income)................      (0.15)       (0.54)       (0.63)        (0.69)         (0.02)
   Distributions (from capital gains)....................         -         (0.27)       (0.25)           -           (0.12)
   Dividends (from paid-in capital)......................         -         (0.07)       (0.11)           -             -
                                                             --------    --------     --------      --------       --------
         Total Distributions.............................      (0.15)       (0.88)       (0.99)        (0.69)         (0.14)
                                                             --------    --------     --------      --------       --------
Net Asset Value, End of Period...........................    $  23.60    $  25.32     $  21.19      $  16.41       $  14.72
                                                             ========    ========     ========      ========       ========
Total Return (2).........................................     (6.25)%       23.88%       35.99%        16.59%          0.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..............    $168,212    $114,283      $10,919          $414            $34

   Ratio of Expenses to Average Net Assets...............     2.03%*(2)      2.04%        2.22%         2.39%          2.64%*

   Ratio of Net Income to Average Net Assets.............      2.50%*        2.60%        3.46%         4.48%          3.20%*

   Portfolio Turnover Rate(4)............................       6.33%       12.50%       18.60%        38.82%         35.80%

   Average Commission Rate Per Share(5)..................     $0.0600     $0.0600      $0.0600           -              -

1 Per share calculations other than distributions were based on average shares outstanding during the period.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.02% for the six months ended June 30, 1998.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class C capital stock outstanding throughout the period.

CLASS C

                                                                                                         AUGUST 13, 1997
                                                                                                          (COMMENCEMENT
                                                                          SIX MONTHS                      OF OPERATIONS)
                                                                             ENDED                           THROUGH
                                                                         JUNE 30, 1998                     DECEMBER 31,
                                                                          (UNAUDITED)                          1997
                                                                          -----------                          ----
Net Asset Value, Beginning of Period.................................       $ 25.49                          $ 23.41
                                                                            -------                          -------
Income From Investment  Operations
   Net Investment Income.............................................          0.27                             0.18
   Net Gains or Losses on Securities (both realized and
      unrealized)....................................................         (1.84)                            2.42
                                                                            -------                          -------
         Total From  Investment Operations...........................         (1.57)                            2.60
                                                                            -------                          -------
Less Distributions
   Dividends (from net investment income)............................         (0.15)                           (0.18)
   Distributions (from capital gains)................................           -                              (0.27)
   Dividends (from paid-in capital)..................................           -                              (0.07)
                                                                            -------                          -------
         Total Distributions.........................................         (0.15)                           (0.52)
                                                                            -------                          -------
Net Asset Value, End of Period.......................................       $ 23.77                          $ 25.49
                                                                            =======                          =======
Total Return(1)......................................................         (6.19)%                          11.12%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........................       $28,494                          $ 8,322

   Ratio of Expenses to Average Net Assets...........................          2.01%*(2)                        2.03%*

   Ratio of Net Income to Average Net Assets.........................          2.52%*                           2.56%*

   Portfolio Turnover Rate(3)........................................          6.33%                           12.50%

   Average Commission Rate Per Share(4)..............................       $0.0600                          $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.00% for the six months ended June 30, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Convertible Securities Fund's investment objective is total return through a combination of capital appreciation and current income.

WHAT WE BUY. During normal market conditions, at least 65% of the fund's assets are invested in convertible securities. Convertible securities are securities that can be converted into or exchanged for other securities. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

Convertible securities offer both current income and growth potential. For current income, we buy convertible debt instruments like bonds, notes and debentures that entitle the fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock. Convertible securities have growth potential because if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

Many convertible debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 35% of Davis Convertible Securities Fund's total net assets to buy convertible securities with low ratings, known as "high yield, high risk debt securities."

Davis Convertible Securities Fund may invest in securities of foreign issuers or securities that are principally traded in foreign markets

On occasion, Davis Convertible Securities Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade short-term money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the market for convertible securities, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. First we identify well-managed growth companies whose securities are selling at attractive prices. Then we try to identify securities issued by those companies that have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad.

PRINCIPAL RISKS

There are two principal risks in Davis Convertible Securities Fund. Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership as well as the risks that traditional lenders face. Investing in high yield, high risk debt securities or in foreign securities may involve additional risk.

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies invested in by Davis Convertible Securities Fund largely determines the fund's performance.

LENDING RISK. The debt component of a convertible security poses three types of risk:

    o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

    o CHANGES IN DEBT RATING. If a rating agency gives a convertible security a low rating, the value of the security will decline because investors will demand a higher rate of return.

    o CREDIT RISK. Like any borrower, the issuer of a convertible debt security may be unable to make its payments.

HIGH YIELD, HIGH RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid.
Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high risk" if it is rated BB or lower by Standard and Poor's or Ba or lower by Moody's Investor Services. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment grade debt.

There are four principal risks of owning high yield, high risk debt securities:

    o OVERBURDENED ISSUERS. Many issuers only resort to offering junk bonds when they cannot get financing from more traditional sources, like banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

    o PRIORITY. Issuers of high yield, high risk securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the junk bonds; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral - possibly forcing the issuer out of business and into bankruptcy.

    o DIFFICULT TO RESELL. Many investors simply do not want junk bonds, and others are prohibited from buying them.

    o VOLATILE PRICES. Prices of high yield, high risk debt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of junk bonds decline more than prices of investment grade securities.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Convertible Securities Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Convertible Securities Fund began selling shares to the public on May 1, 1992. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Convertible Securities Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the Fund's Class A shares from year to year since inception.


                       DAVIS CONVERTIBLE SECURITIES FUND
                          TOTAL RETURN SINCE INCEPTION

                          1992                  12.98%*
                          1993                  17.26%
                          1994                  (6.72%)
                          1995                  26.68%
                          1996                  29.46%
                          1997                  28.68%

*This number reflects total return from May 1, 1992 (commencement of operations) through December 31, 1992, and is not annualized.

Davis Convertible Securities Fund's year-to-date return as of June 30, 1998 was 0.26%. Since inception, the highest quarterly return was 14.33% (for the quarter ending September 30, 1997), and the lowest quarterly return was (3.55%) (for the quarter ending March 31, 1994).

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of Davis Convertible Securities Fund shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Convertible Securities Fund's average annual total returns for the following periods: one year, five years, and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same period for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Convertible Securities Fund may not be comparable to the Standard & Poor's 500 Composite Index because the Index reflects large capitalization industrial companies rather than convertible securities.

                       DAVIS CONVERTIBLE SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                          WITHOUT MAXIMUM SALES CHARGE

-----------------------------------------------------------------------------
               CLASS A             CLASS B              CLASS C**
               (SINCE    S&P 500   (SINCE    S&P 500    (SINCE     S&P 500
               5/1/92)   INDEX*    2/3/95)   INDEX*     8/12/97)   INDEX*
-----------------------------------------------------------------------------
1 Year         28.68%    33.35%    27.35%    33.35%     NA         NA
-----------------------------------------------------------------------------
5 Years        18.21%    20.23%    NA        NA         NA         NA
-----------------------------------------------------------------------------
Life of Fund   18.42%    19.25%    26.84%    30.31%     7.38%      5.44%
-----------------------------------------------------------------------------

                       DAVIS CONVERTIBLE SECURITIES FUND
                         AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                           WITH MAXIMUM SALES CHARGE

-----------------------------------------------------------------------------
               CLASS A             CLASS B              CLASS C**
               (SINCE    S&P 500   (SINCE    S&P 500    (SINCE     S&P 500
               5/1/92)   INDEX*    2/3/95)   INDEX*     8/12/97)   INDEX*
-----------------------------------------------------------------------------
1 Year         22.56%    33.35%    23.35%    33.35%     NA         NA
-----------------------------------------------------------------------------
5 Years        17.07%    20.23%    NA        NA         NA         NA
-----------------------------------------------------------------------------
Life of Fund   17.41%    19.25%    26.18%    30.31%     6.38%      5.44%
-----------------------------------------------------------------------------

*" Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.

** Information regarding Class C shares is not annualized.


                     30-DAY SEC YIELD AND DISTRIBUTION RATE

30-DAY SEC YIELD measures income earned by a mutual fund, and DISTRIBUTION RATE measures the rate that a mutual fund distributes dividends to its shareholders. If a mutual fund consistently distributes dividends at a faster rate than it earns income, the net asset value of the fund's shares will decline. All mutual funds are required to use identical formulas to calculate their 30-day SEC yield and distribution rate, which gives investors a convenient way to compare fund results and practices.

To calculate 30-day SEC yield, a mutual fund divides its annualized net investment income per share earned during a prescribed 30-day period by the maximum offering price per share on the last day of the period.

Distribution rate is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of that period.

30-day SEC yield and distribution rate fluctuate daily and will vary with factors such as interest rates and the quality, length of maturity and type of investments that the fund holds. You can obtain Davis Convertible Securities Fund's most recent 30-day SEC yield and distribution rate by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee you may pay when you buy shares of a mutual fund. As an investor in Davis Convertible Securities Fund, you pay this sales charge when you buy Class A shares, as a percentage of the offering price.

DEFERRED SALES CHARGE. A fee you may pay when you sell shares of a mutual fund. As an investor in Davis Convertible Securities Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Davis Convertible Securities Fund investors pay a deferred sales charge in the following cases:

    o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell shares within one year of purchase.

    o As a Class B shareholder, if you sell shares within six years of purchase.

    o As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on shares acquired through dividend reinvestments or capital gains distributions.

EXCHANGE FEE. The fees some mutual funds charge to sell shares in one fund to buy another fund. This fund, like all other Davis Funds, does not charge an exchange fee.

      FEES YOU MAY PAY AS A DAVIS CONVERTIBLE SECURITIES FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                           CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------
Maximum sales charge you pay
when you buy shares                         4.75%         None           None
--------------------------------------------------------------------------------
Maximum deferred sales charge
you pay when you sell shares                0.75%         4.00%          1.00%
--------------------------------------------------------------------------------
Maximum sales charge you pay
on reinvested dividends                     None          None           None
--------------------------------------------------------------------------------
Exchange Fee                                None          None           None
--------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Convertible Securities Fund's net asset value.

DISTRIBUTION FEES. Fees Davis Convertible Securities Fund pays to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee). These fees are paid out of the fund's assets on an ongoing basis. See About the Distributor in the section WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
           (DEDUCTED FROM DAVIS CONVERTIBLE SECURITIES FUND'S ASSETS)

-------------------------------------------------------------------------------
                                              CLASS A      CLASS B     CLASS C
-------------------------------------------------------------------------------
Management Fees                               0.74%        0.74%       0.74%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                     0.22%        1.00%       1.00%
-------------------------------------------------------------------------------
Other Expenses                                0.23%        0.32%       0.29%
-------------------------------------------------------------------------------
Total Annual Operating Expenses*              1.19%        2.06%       2.03%
-------------------------------------------------------------------------------

* Annualized

    IF I INVEST IN DAVIS CONVERTIBLE SECURITIES FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Convertible Securities Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Convertible Securities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

         COST OF INVESTING $10,000 IN DAVIS CONVERTIBLE SECURITIES FUND

The top chart assumes that you sell your shares at various times, and the bottom chart assumes that you continue to hold your shares, avoiding a possible deferred sales charge. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...          CLASS A         CLASS B        CLASS C
-------------------------------------------------------------------------------
1 Year                                   $59             $61            $31
-------------------------------------------------------------------------------
3 Years                                  $83             $95            $65
-------------------------------------------------------------------------------
5 Years                                  $110           $131           $111
-------------------------------------------------------------------------------
10 Years                                 $185           $206           $239
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES          CLASS A         CLASS B        CLASS C
AFTER...
-------------------------------------------------------------------------------
1 Year                                   $59             $21            $21
-------------------------------------------------------------------------------
3 Years                                  $83             $65            $65
-------------------------------------------------------------------------------
5 Years                                  $110           $111           $111
-------------------------------------------------------------------------------
10 Years                                 $185           $206           $239
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Convertible Securities Fund for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Convertible Securities Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class A capital stock outstanding throughout the period.

CLASS A

                                                          SIX MONTHS
                                                             ENDED                      YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 1998  ----------------------------------------------------------
                                                          (UNAUDITED)      1997        1996       1995        1994         1993
                                                          -----------      ----        ----       ----        ----         ----
Net Asset Value, Beginning of Period..................     $  25.26     $  21.22     $  18.22    $  15.57    $  17.45    $  15.73
                                                           --------     --------     --------    --------    --------    --------
Income  From Investment  Operations
   Net Investment Income..............................         0.34         0.67         0.71        0.67        0.67        0.67
   Net Gains or Losses on Securities
       (both realized and unrealized).................        (0.27)        5.33         4.56        3.42       (1.83)       2.02
                                                           --------     --------     --------    --------    --------    --------
          Total From Investment
              Operations..............................         0.07         6.00         5.27        4.09       (1.16)       2.69
                                                           --------     --------     --------    --------    --------    --------
Less Distributions
   Dividends (from net investment income).............        (0.20)        (0.67)      (0.69)      (0.66)      (0.67)      (0.67)
   Distributions (from capital gains).................           -          (1.22)      (1.54)      (0.78)      (0.05)      (0.30)

   Distributions (from paid-in capital)...............           -          (0.07)      (0.04)         -           -           -
                                                           --------     --------     --------    --------    --------    --------
          Total Distributions.........................        (0.20)       (1.96)       (2.27)      (1.44)      (0.72)      (0.97)
                                                           --------     --------     --------    --------    --------    --------
Net Asset Value, End of Period........................     $  25.13     $  25.26     $  21.22    $  18.22    $  15.57    $  17.45
                                                           ========     ========     ========    ========    ========    ========
Total Return (1)......................................         0.26%      28.68%       29.46%      26.68%     (6.72)%      17.26%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........     $147,430      $90,107     $ 42,841      $59,757     $47,844     $44,730
   Ratio of Expenses to Average Net Assets............       1.19%*(2)     1.08%(2)    1.05%         1.14%       1.20%       1.21%
   Ratio of Net Income to Average  Net Assets.........        3.05%*        3.00%      3.34%         3.87%       4.06%       3.89%

   Portfolio Turnover Rate(3).........................         6.54%       23.68%     43.16%        53.58%      45.15%      62.17%

   Average Commission Rate Per Share(4)...............       $0.0600      $0.0600     $0.0552          -           -          -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.18% and 1.07% for the six months ended June 30, 1998, and for 1997, respectively. Prior to 1996 such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

The following financial information represents selected data for each share of Class B and Class C capital stock outstanding throughout the period.

                                                         CLASS B                                         CLASS C
                                     -------------------------------------------------------   -------------------------------
                                                                           FEBRUARY 3, 1995                    AUGUST 12, 1997
                                                                             (COMMENCEMENT                     (COMMENCEMENT
                                      SIX MONTHS                            OF OPERATIONS)      SIX MONTHS     OF OPERATIONS)
                                         ENDED            YEAR ENDED            THROUGH            ENDED           THROUGH
                                     JUNE 30, 1998       DECEMBER 31,         DECEMBER 31,     JUNE 30, 1998    DECEMBER 31,
                                      (UNAUDITED)     1997        1996           1995          (UNAUDITED)          1997
                                      -----------     ----        ----           ----          -----------          ----
Net Asset Value,
   Beginning of Period..............   $ 25.03      $ 21.05      $18.14         $15.95           $ 25.36           $ 24.91
                                       -------      -------      ------         ------           -------           -------
Income From Investment
Operations
   Net Investment Income............      0.24         0.44        0.59           0.54              0.24              0.11
   Net Gains or Losses on
      Securities (both realized
      and unrealized)...............     (0.29)        5.26        4.45           2.97             (0.28)             1.72
                                       -------      -------      ------         ------           -------           -------
         Total From  Investment
            Operations..............     (0.05)        5.70        5.04           3.51             (0.04)             1.83
                                       -------      -------      ------         ------           -------           -------
Less Distributions
   Dividends (from net
      investment income)............     (0.13)       (0.44)      (0.56)         (0.54)            (0.14)            (0.11)
   Distributions (from
      capital gains)................       -          (1.22)      (1.54)         (0.78)              -               (1.22)

   Distributions (from
      paid-in capital)..............       -          (0.06)      (0.03)            -                -               (0.05)
                                       -------      -------      ------         ------           -------           -------
         Total Distributions........     (0.13)       (1.72)      (2.13)         (1.32)            (0.14)            (1.38)
                                       -------      -------      ------         ------           -------           -------
Net Asset Value, End of
Period..............................   $ 24.85      $ 25.03      $21.05         $18.14           $ 25.18           $ 25.36
                                       =======      =======      ======         ======           =======           =======
Total Return (1)....................    (0.21)%       27.35%     28.21%          25.31%         (0.15)%               7.38%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted).................   $88,348      $35,536      $2,075           $378           $24,802            $6,296
   Ratio of Expenses to
      Average Net Assets............    2.06%*(2)     2.11%(2)    2.01%(2)       2.01%*           2.03%*         2.08%*(2)
   Ratio of Net Income
      to Average  Net Assets........     2.18%*        2.09%      2.40%          3.00%*           2.20%*            2.01%*

   Portfolio Turnover Rate(3).......      6.54%       23.68%     43.16%          53.58%           6.54%             23.68%
   Average Commission
      Rate Per Share(4).............    $0.0600      $0.0600    $0.0552             -           $0.0600           $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.05% for Class B shares for the six months ended June 30, 1998, and 2.10% and 2.00% for Class B shares for 1997 and 1996 respectively and 2.07% for Class C Shares for 1997. Prior to 1996, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS GOVERNMENT BOND FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Government Bond Fund's investment objective is current income.

WHAT WE BUY. Davis Government Bond Fund invests primarily in "U.S. Government Securities." There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer).

Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

A portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. The fund also invests in repurchase agreements that are fully secured by U.S. Government Securities, as well as traditional bills, notes and bonds.

SIDEBAR:

A "MORTGAGE-BACKED SECURITY" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

A "COLLATERALIZED MORTGAGE OBLIGATION" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities, or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

A "REPURCHASE AGREEMENT" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time
- at a higher price that incorporates an "interest payment."

Davis Government Bond Fund may use short-term investments for defensive" purposes. In the event our portfolio manager anticipates a decline in the government bond market, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. Davis Government Bond Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

The fund typically holds many different types of U.S. Government Securities with varying features. We try to buy securities with a range of maturity dates, interest rates and call (prepayment) provisions. By diversifying among these features, the fund seeks to capture the higher yield of long-term securities and the flexibility of short-term securities.

PRINCIPAL RISKS

Because Davis Government Bond Fund principally holds high quality debt securities, the primary risk of investing in the fund arises from interest rate volatility. There are two ways that changes in interest rates can affect U.S. Government Securities.

First, if a bond pays a fixed interest rate, and market rates increase, the value (and price) of the bond should decline. When interest rates are falling, the value (and price) of bonds should increase. As a result, an increase in market rates should reduce the value of the fund's portfolio and a decrease in rates should have the opposite effect.

Second, changes in market interest rates affect borrowers' decisions about whether or not to prepay their obligations. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing obligations until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their obligations more quickly than usual so that they can refinance at a lower rate. For example, when market rates fall, borrowers in a pool of mortgages that makes up a mortgage-backed security may pay off their loans more quickly than they otherwise would have. A government agency that has the right to "call" (prepay) a fixed rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

FUND PERFORMANCE

Davis Government Bond Fund began selling shares to the public on May 1, 1984. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Government Bond Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class B shares from year to year over the last ten-year period.


                           DAVIS GOVERNMENT BOND FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD

                         1988                   5.70%
                         1989                   9.45%
                         1990                   8.11%
                         1991                   12.36%
                         1992                   4.14%
                         1993                   3.69%
                         1994                   (0.97%)
                         1995                   10.62%
                         1996                   2.78%
                         1997                   7.12%


Davis Government Bond Fund's year-to-date return as of June 30, 1998 was 2.47%. During the ten-year period shown in the chart, the highest quarterly return was 4.85% (for the quarter ending September 30, 1991), and the lowest quarterly return was (1.69%) (for the quarter ending March 31, 1990).

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of Davis Government Bond Fund shares offered by this prospectus will differ from the Class B returns shown in the chart, depending on the expenses of that class.


                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Government Bond Fund's average annual total returns for the following periods: one year, five years, ten years, and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same period for the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, an unmanaged index of total return performance.

                           DAVIS GOVERNMENT BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                          WITHOUT MAXIMUM SALES CHARGE

--------------------------------------------------------------------------------
                         LB TREASURY           LB TREASURY           LB TREASURY
               CLASS A   SECURITIES  CLASS B   SECURITIES   CLASS C  SECURITIES
               (SINCE    INDEX       (SINCE    INDEX        (SINCE   INDEX
               12/1/94)              5/1/84)                8/12/97)
--------------------------------------------------------------------------------
1 Year         7.92%     7.67%       7.12%     7.67%        NA       NA
--------------------------------------------------------------------------------
5 Years        NA        NA          4.57%     6.32%        NA       NA
--------------------------------------------------------------------------------
10 Years       NA        NA          6.03%     8.10%        NA       NA
--------------------------------------------------------------------------------
Life of Fund   7.50%     8.49%       7.11%     9.46%        2.97%    NA
--------------------------------------------------------------------------------

                           DAVIS GOVERNMENT BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1997)
                           WITH MAXIMUM SALES CHARGE

--------------------------------------------------------------------------------
                         LB TREASURY           LB TREASURY           LB TREASURY
               CLASS A   SECURITIES  CLASS B   SECURITIES   CLASS C  SECURITIES
               (SINCE    INDEX       (SINCE    INDEX        (SINCE   INDEX
               12/1/94)              5/1/84)                8/12/97)
--------------------------------------------------------------------------------
1 Year         2.75%     7.67%       3.12%     7.67%        NA       NA
--------------------------------------------------------------------------------
5 Years        NA        NA          4.21%     6.32%        NA       NA
--------------------------------------------------------------------------------
10 Years       NA        NA          6.03%     8.10%        NA       NA
--------------------------------------------------------------------------------
Life of Fund   5.81%     8.49%       7.11%     9.46%        1.97%    NA
--------------------------------------------------------------------------------

                     30-DAY SEC YIELD AND DISTRIBUTION RATE

30-DAY SEC YIELD measures income earned by a mutual fund, and DISTRIBUTION RATE measures the rate that a mutual fund distributes dividends to its shareholders. If a mutual fund consistently distributes dividends at a faster rate than it earns income, the net asset value of the fund's shares will decline. All mutual funds are required to use identical formulas to calculate their 30-day SEC yield and distribution rate, which gives investors a convenient way to compare fund results and practices.

To calculate 30-day SEC yield, a mutual fund divides its annualized net investment income per share earned during a prescribed 30-day period by the maximum offering price per share on the last day of the period.

Distribution rate is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of that period.

30-day SEC yield and distribution rate fluctuate daily and will vary with factors such as interest rates and the quality, length of maturity and type of investments that the fund holds. You can obtain Davis Government Bond Fund's most recent 30-day SEC yield and distribution rate by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee you may pay when you buy shares of a mutual fund. As an investor in Davis Government Bond Fund, you pay this sales charge when you buy Class A shares, as a percentage of the offering price.

DEFERRED SALES CHARGE. A fee you may pay when you sell shares of a mutual fund. As an investor in Davis Government Bond Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Davis Government Bond Fund investors pay a deferred sales charge in the following cases:

    o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell shares within one year of purchase.

    o As a Class B shareholder, if you sell shares within six years of purchase.

    o As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on shares acquired through dividend reinvestments or capital gains distributions.

EXCHANGE FEE. The fees some mutual funds charge to sell shares in one fund to buy another fund. This fund, like all other Davis Funds, does not charge an exchange fee.

          FEES YOU MAY PAY AS A DAVIS GOVERNMENT BOND FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                              CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
Maximum sales charge you
pay when you buy shares                        4.75%        None         None
--------------------------------------------------------------------------------
Maximum deferred sales
charge you pay when you sell shares            0.75%        4.00%        1.00%
--------------------------------------------------------------------------------
Maximum sales charge you
pay on reinvested dividends                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Government Bond Fund's net asset value.

DISTRIBUTION FEES. Fees Davis Government Bond Fund pays to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 FEE). These fees are paid out of the fund's assets on an ongoing basis. See About the Distributor in the section WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
              (DEDUCTED FROM DAVIS GOVERNMENT BOND FUND'S ASSETS)

-------------------------------------------------------------------------------
                                           CLASS A      CLASS B       CLASS C
-------------------------------------------------------------------------------
Management Fees                            0.50%        0.50%         0.50%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.25%        0.99%         1.00%
-------------------------------------------------------------------------------
Other Expenses                             0.96%        0.94%         0.81%
-------------------------------------------------------------------------------
Total Annual Operating Expenses*           1.71%        2.43%         2.31%
-------------------------------------------------------------------------------

* Annualized

        IF I INVEST IN DAVIS GOVERNMENT BOND FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Government Bond Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Government Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

            COST OF INVESTING $10,000 IN DAVIS GOVERNMENT BOND FUND

The top chart assumes that you sell your shares at various times, and the bottom chart assumes that you continue to hold your shares, avoiding a possible deferred sales charge. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

-----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...          CLASS A       CLASS B       CLASS C
-----------------------------------------------------------------------------
1 Year                                   $64           $65           $33
-----------------------------------------------------------------------------
3 Years                                  $99          $106           $72
-----------------------------------------------------------------------------
5 Years                                  $136         $150          $124
-----------------------------------------------------------------------------
10 Years                                 $240         $251          $265
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES          CLASS A       CLASS B       CLASS C
AFTER...
-----------------------------------------------------------------------------
1 Year                                   $64           $25           $23
-----------------------------------------------------------------------------
3 Years                                  $99           $76           $72
-----------------------------------------------------------------------------
5 Years                                  $136         $130          $124
-----------------------------------------------------------------------------
10 Years                                 $240         $251          $265
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Government Bond Fund for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Government Bond Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class A capital stock outstanding throughout each period:

CLASS A

                                                           SIX MONTHS                                           ONE MONTH
                                                              ENDED                   YEAR ENDED                   ENDED
                                                          JUNE 30, 1998               DECEMBER 31,              DECEMBER 31,
                                                           (UNAUDITED)      1997         1996        1995           1994
                                                           -----------      ----         ----        ----           ----
Net Asset Value, Beginning of Period.....................    $  5.87       $  5.76      $  6.00     $  5.79        $  5.78
                                                             -------       -------      -------     -------        -------
Income  (Loss) From Investment  Operations
   Net Investment  Income................................       0.15          0.33         0.33        0.39           0.02
   Net Gains or Losses on Securities
      (both realized and unrealized).....................       0.02          0.11        (0.14)       0.27          (0.01)
                                                             -------       -------      -------     -------        -------
          Total From  Investment Operations..............       0.17          0.44         0.19        0.66           0.01
                                                             -------       -------      -------     -------        -------
Less Distributions
   Dividends (from net investment income)................      (0.17)        (0.33)       (0.33)      (0.36)           -
   Distributions (from paid-in capital)..................        -             -          (0.10)      (0.09)           -
                                                             -------       -------      -------     -------        -------
          Total Distributions............................      (0.17)        (0.33)       (0.43)      (0.45)           -
                                                             -------       -------      -------     -------        -------
Net Asset Value, End of Period...........................    $  5.87       $  5.87      $  5.76     $  6.00        $  5.79
                                                             =======       =======      =======     =======        =======
Total Return(1)..........................................       2.85%         7.92%        3.40%      11.82%         (0.97)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..............    $18,017       $17,589      $18,129     $21,485        $20,035
   Ratio of Expenses to Average Net Assets...............       1.71%*        1.27%(2)     1.77%       1.74%          1.64%*
   Ratio of Net Income to Average Net Assets.............       5.17%*        5.82%        5.88%       6.54%          6.22%*

   Portfolio Turnover Rate(3)............................       0.63%        24.35%       45.50%      41.04%         62.17%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997. Prior to 1996 such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

The following financial information represents selected data for each share of Class B capital stock outstanding throughout each period:

CLASS B

                                                        SIX MONTHS
                                                           ENDED                           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 1998     ---------------------------------------------------------
                                                        (UNAUDITED)        1997          1996         1995        1994     1993(1)
                                                        -----------        ----          ----         ----        ----     -------
Net Asset Value, Beginning of Period..................    $  5.86        $  5.75       $  5.98      $  5.79     $  6.33    $  6.61
                                                          -------        -------       -------      -------     -------    -------
Income  (Loss) From Investment  Operations
    Net Investment  Income............................       0.13           0.29          0.29         0.34        0.31       0.36
    Net Gains or Losses on Securities
          (both realized and unrealized)..............       0.01           0.11         (0.13)        0.26       (0.37)     (0.12)
                                                          -------        -------       -------      -------     -------    -------
          Total From  Investment Operations...........       0.14           0.40          0.16         0.60       (0.06)      0.24
                                                          -------        -------       -------      -------     -------    -------
Less Distributions
    Dividends (from net investment
          income).....................................      (0.14)         (0.29)        (0.29)       (0.33)      (0.37)     (0.42)
    Distributions (from paid-in capital)..............       -              -            (0.10)       (0.08)      (0.11)     (0.10)
                                                          -------        -------       -------      -------     -------    -------
          Total Distributions.........................      (0.14)         (0.29)        (0.39)       (0.41)      (0.48)     (0.52)
                                                          -------        -------       -------      -------     -------    -------
Net Asset Value, End of Period........................    $  5.86        $  5.86       $  5.75      $  5.98     $  5.79    $  6.33
                                                          =======        =======       =======      =======     =======    =======
Total Return(2).......................................       2.47%          7.12%         2.78%       10.62%     (0.97)%      3.69%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........    $13,116        $12,703       $12,959      $15,976     $19,241    $50,080
    Ratio of Expenses to  Average Net Assets..........       2.43%*(3)      2.01%(3)      2.53%(3)     2.51%       2.38%      2.37%
    Ratio of Net Income to Average Net Assets.........       4.46%*         5.07%         5.13%        5.77%       5.48%      5.52%

   Portfolio Turnover Rate(4).........................       0.63%         24.35%        45.50%       41.04%      62.17%     42.82%

1 Per share calculations other than distributions were based on average shares outstanding during the period.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.42% for the six months ended June 30, 1998, and 2.00% and 2.52% for 1997 and 1996, respectively. Prior to 1996 such reductions were reflected in the expenses ratios.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

The following financial information represents selected data for each share of Class C capital stock outstanding throughout each period:

CLASS C

                                                                                                AUGUST 19, 1997
                                                                                                (COMMENCEMENT
                                                                               SIX MONTHS       OF OPERATIONS)
                                                                                  ENDED             THROUGH
                                                                              JUNE 30, 1998       DECEMBER 31,
                                                                               (UNAUDITED)            1997
                                                                               -----------            ----
Net Asset Value, Beginning of Period......................................      $    5.88          $    5.79
                                                                                ---------          ---------
Income  (Loss) From Investment  Operations
    Net Investment  Income................................................           0.14               0.08
    Net Gains on Securities   (both realized and unrealized)..............           -                  0.09
                                                                                ----------         ---------
          Total From  Investment Operations...............................           0.14               0.17
                                                                                ---------          ---------
Less Distributions
    Dividends (from net investment income)................................          (0.14)             (0.08)
                                                                                ---------          ---------
          Total Distributions.............................................          (0.14)             (0.08)
                                                                                ---------          ---------
Net Asset Value, End of Period............................................      $    5.88          $    5.88
                                                                                =========          =========
Total Return(1)...........................................................           2.47%              2.97%

Ratios/Supplemental Data
    Net Assets,  End of Period (000 omitted)                                         $908               $215

    Ratio of Expenses to Average Net Assets...............................          2.31%*            1.97%*(2)

    Ratio of Net Income to Average Net Assets.............................          4.57%*             5.11%*

    Portfolio Turnover Rate(3) ...........................................           0.63%             24.35%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for 1997.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

OVERVIEW OF DAVIS GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Government Money Market Fund's objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

WHAT WE BUY. Davis Government Money Market Fund invests exclusively in "U.S. Government Securities" and repurchase agreements secured by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer).

A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time
- at a higher price that incorporates an "interest payment." Davis Government Money Market Fund only invests in repurchase agreements when the underlying securities are U.S. Government Securities.

HOW WE SELECT INVESTMENTS. Davis Government Money Market Fund favors securities issued or secured by U.S. Government agencies because those securities typically pay a higher rate than securities issued or secured directly by the U.S. Treasury. We maintain liquidity and preserve capital by carefully monitoring the duration of our investments. Our portfolio has a dollar weighted average maturity of 90 days or less.

PRINCIPAL RISKS

Because Davis Government Money Market Fund invests exclusively in U.S. Government Securities, it incurs a minimum of credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. However, there is always some risk that the issuer of a security held by the fund will fail to make a payment when it is due. Some of the agency-issued securities in the fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

The primary risk of investing in Davis Government Money Market Fund is interest rate volatility. If a bond pays a fixed interest rate, and market rates increase, the value (and price) of the bond should decline. When interest rates are falling, the value (and price) of bonds should increase. As a result, an increase in market rates should reduce the value of the fund's portfolio and a decrease in rates should have the opposite effect.

In order to minimize the effect of interest rates on the fund's securities, we only buy securities that will mature in 397 days or less, or that meet other stringent requirements. In addition, the dollar weighted average maturity for the portfolio as a whole is 90 days or less.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, investors can lose money. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

Davis Government Money Market Fund began selling shares to the public on May 1, 1984. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Government Money Market Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class A shares from year to year over the last ten-year period.

                       DAVIS GOVERNMENT MONEY MARKET FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD


                   Year ended 9/30/88                  5.74%
                   Year ended 9/30/89                  7.51%
                   3 months ended 12/31/89             7.09%*
                   1990                                6.58%
                   1991                                4.78%
                   1992                                2.70%
                   1993                                2.01%
                   1994                                3.48%
                   1995                                5.25%
                   1996                                4.80%
                   1997                                5.02%

* Annualized

Davis Government Money Market Fund's year-to-date return as of June 30, 1998 was 2.49%.


                        7-DAY YIELD AND EFFECTIVE YIELD

7-DAY YIELD measures income earned by a money market fund, and EFFECTIVE YIELD measures income earned assuming that all earnings are reinvested in the fund. All money market funds are required to use identical formulas to calculate their 7-day yield and effective yield, which gives investors a convenient way to compare fund results.

To calculate 7-day yield, a money market fund determines its annualized net income during a specified 7 day period as a percentage of the offering price for the fund's shares.

To calculate effective yield, a money market fund determines its annualized net income during a specified 7 day period, assuming that all earnings are reinvested in fund shares, as a percentage of the offering price for the fund's shares.

Yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturity and type of investments in the portfolio. You can obtain Davis Government Money Market Fund's most recent 7-day yield and effective yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee you may pay when you buy shares of a mutual fund. Investors in Davis Government Money Market Fund do not pay front-end sales charges.

DEFERRED SALES CHARGE. A fee you may pay when you sell shares of a mutual fund. Davis Government Money Market Fund investors do not pay deferred sales charges.

EXCHANGE FEE. The fees some mutual funds charge to sell shares in one fund to buy another fund. This fund, like all other Davis Funds, does not charge an exchange fee.

      FEES YOU MAY PAY AS A DAVIS GOVERNMENT MONEY MARKET FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
Maximum sales charge you pay
when you buy shares                             None         None         None
--------------------------------------------------------------------------------
Maximum deferred sales charge
you pay when you sell shares                    None         None         None
--------------------------------------------------------------------------------
Maximum sales charge you pay
on reinvested dividends                         None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                    None         None         None
--------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Government Money Market Fund's net asset value.

DISTRIBUTION FEES. Fees a mutual fund may pay a third party to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee). Davis Government Money Market Fund does not pay distribution fees. See About the Distributor in the section WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
          (DEDUCTED FROM DAVIS GOVERNMENT MONEY MARKET FUND'S ASSETS)

--------------------------------------------------------------------------------
                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                    0.48%      0.48%      0.48%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                          None       None       None
--------------------------------------------------------------------------------
Other Expenses                                     0.08%      0.08%      0.08%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                   0.56%      0.56%      0.56%
--------------------------------------------------------------------------------

*Annualized

    IF I INVEST IN DAVIS GOVERNMENT MONEY MARKET FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Government Money Market Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Government Money Market Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Since the Davis Government Money Market Fund does not impose any sales charges, your investing costs will be the same whether you hold your shares for a particular period of time or sell your shares within that time period. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

        COST OF INVESTING $10,000 IN DAVIS GOVERNMENT MONEY MARKET FUND

-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN, OR      CLASS A        CLASS B       CLASS C
STILL HOLD YOUR SHARES AFTER,...
-------------------------------------------------------------------------------
1 Year                                 $6            $6            $6
-------------------------------------------------------------------------------
3 Years                               $18            $18           $18
-------------------------------------------------------------------------------
5 Years                               $31            $31           $31
-------------------------------------------------------------------------------
10 Years                              $70            $70           $70
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Government Money Market Fund for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Government Money Market Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class A, B and C capital stock outstanding throughout each period.

CLASSES A, B & C

                                                          SIX MONTHS                            YEAR ENDED
                                                            ENDED                               DECEMBER 31,
                                                         JUNE 30, 1998   ------------------------------------------------------
                                                          (UNAUDITED)      1997        1996        1995       1994       1993
                                                          -----------      ----        ----        ----       ----       ----
Net Asset Value, Beginning of Period..................      $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                            -------      -------     -------     -------     -------    -------
Income From Investment  Operations
    Net Investment  Income............................         .025         .049        .047        .051        .034       .020

Less Distributions
    Dividends (from net investment income)...                 (.025)       (.049)      (.047)      (.051)      (.034)     (.020)
                                                           --------     --------    --------    --------    --------   --------
Net Asset Value, End of Period........................      $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                            =======      =======     =======     =======     =======    =======
Total Return(1).......................................         2.49%        5.02%       4.80%       5.25%       3.48%      2.01%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted).........     $472,002     $464,459    $411,416    $360,290    $240,727    $39,531

     Ratio of Expenses to Average Net  Assets.........         0.56%*       0.57%       0.66%       0.73%       0.64%      1.15%

     Ratio of Net Income to Average Net Assets........         5.02%*       4.92%       4.72%       5.13%       3.43%      1.98%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

*   Annualized

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to the six Davis Series Funds. This section shows how each fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of each fund is provided in the Davis Series Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, LP
Referred to throughout this prospectus as "Davis Selected Advisers" 124 East Marcy Street
Santa Fe, NM 87501

    o    Provides investment advice for each of the Davis Series Funds.

    o    Manages the business affairs of each Davis Series Fund.

    o    Provides day-to-day administrative services.

    o Serves as investment adviser for all of the Davis Funds, other mutual funds and other institutional clients.

    o Each Davis Series Fund pays an annual adviser fee (based on average net assets). For specific information about the adviser fee that any Davis Series Fund pays, please refer to description of that fund under the heading "Fees and Expenses."


INVESTMENT SUB-ADVISERS

DAVIS SELECTED ADVISERS-NY, INC.
Referred to throughout this prospectus as "Davis Selected Advisers-NY" 609 Fifth Avenue
New York, NY 10017

    o Performs investment management and research services for the Davis Series Funds and other institutional clients.

    o    Wholly owned subsidiary of Davis Selected Advisers.

    o Annual Fee: Davis Selected Advisers pays the fee, not the various funds.

TANAKA CAPITAL MANAGEMENT, INC.
230 Park Avenue, Suite 1432
New York, NY 10169

    o Performs research and other portfolio services for Davis Growth Opportunity Fund.

    o    Makes investment decisions for Davis Growth Opportunity Fund.

    o Provides day-to-day administrative services for Davis Growth Opportunity Fund.

    o Annual Fee: Davis Selected Advisers pays the fee, not Davis Growth Opportunity Fund.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
124 East Marcy Street
Santa Fe, NM 87501

    o Oversees purchases of shares for the Davis Series Funds, and promotional activities for all of the Davis Series Funds.

    o    Wholly owned subsidiary of Davis Selected Advisers.

    o Serves as distributor for all of the Davis Funds and other mutual funds managed by Davis Selected Advisers.


BOARD OF DIRECTORS

The Board of Directors of each individual Davis Series Fund has general supervisory responsibilities of the fund and supervises the investment adviser's duties.


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Also referred to as "State Street Bank and Trust"
P.O. Box 8406
Boston, MA 02266-8406

    o    Prices each Davis Series Fund daily.

    o    Holds share certificates and other assets of the various Davis Series
         Funds.

    o    Maintains records of each fund's shareholders.

    o    Issues and cancels share certificates.

    o    Supervises the payment of dividends.


[SET OFF]
ABOUT THE DISTRIBUTOR

Many mutual funds, including the Davis Series Funds (other than Davis Government Money Market Fund), have adopted plans under Rule 12b-1 of the Investment Company Act of 1940-the key law that regulates mutual funds-which allows the fund to charge a fee to cover promotional costs. Under this rule, the Davis Series Funds are allowed to reimburse Davis Distributors for its expenses for all three classes of shares. This fee includes costs for sales and marketing activities.

While Davis Government Money Market Fund does have a distribution plan, it does not pay Davis Distributors or anyone else to promote the fund's shares. Instead, Davis

Selected Advisers uses its own assets, including the advisory fee, to promote Davis Government Money Market Fund's shares.

For all of the Davis Series Funds other than Davis Government Money Market Fund, distribution fees for Class A shares are limited to an annual rate of 0.25% of the average daily net asset value of a fund's Class A shares. Distribution fees for Class B and Class C shares-primarily to compensate dealers for selling the shares-are limited to an annual rate of 1% of the average daily net asset value of Class B and Class C shares.

Davis Distributors also uses part of the fee for all three share classes to compensate brokers for providing account services to shareholders, including maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Distribution fees may also be used to reimburse Davis Distributors for specified expenses incurred to market the Davis Series Funds to the extent that these expenses exceed the portion of the sales loads that Davis Distributors retains.

Long-term shareholders of mutual funds that pay distribution fees may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

YEAR 2000 AND EURO CONVERSION

      Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services ("Service Providers") utilize systems that may be affected by change from the year 1999 to the year 2000. Specifically, older computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Also, on January 1, 1999, eleven of the fifteen members states of the European Union are scheduled to convert to a common currency called the "Euro". Difficulties with Year 2000 and Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. In response to these potential problems, the Service Providers have advised the Funds that they are actively working on necessary computer system changes in preparation for the Year 2000 and Euro Conversions. The Funds have been informed that the Service Providers' computer systems and those of third parties with whom they work, will be adapted in time for these two events. Nonetheless, there remains the possibility that companies in which the Funds invest may experience difficulties with Year 2000 and Euro Conversions which may negatively effect their market value.

WHO THE PORTFOLIO MANAGERS ARE

SHELBY M.C. DAVIS
Responsibilities:

    o    Chief Investment Officer of Davis Selected Advisers.

    o    President of all the Davis Funds.

Other Experience:

    o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.

    o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

FOR THE GROWTH OPPORTUNITY FUND
GRAHAM Y. TANAKA
Responsibilities:

    o    Portfolio Manager of the Growth Opportunity Fund since January 1987.

    o    CEO and controlling shareholder of Tanaka Capital Management since
         1990.

FOR THE FINANCIAL FUND
CHRISTOPHER C. DAVIS
Responsibilities:

    o    Manager or Co-Portfolio Manager of the fund since inception.

    o Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    o Assistant portfolio manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:

    o    Co-Portfolio Manager of the fund since May 1997.

    o    Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    o    Research analyst at Davis Selected Advisers since December 1994.

    o Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

FOR THE REAL ESTATE FUND
ANDREW A. DAVIS
Responsibilities:

    o    Manager or Co-Portfolio Manager of the fund since inception.

    o    Also manages or co-manages other Davis equity funds.

Other Experience:

    o Vice President and head of convertible securities research at PaineWebber, Incorporated for six years.

FOR THE CONVERTIBLE SECURITIES FUND
ANDREW A. DAVIS

Mr. Davis has been Manager or Co-Portfolio Manager of the fund since inception. The rest of Mr. Davis' background and experience are described above under the heading "For the Real Estate Fund."

FOR THE GOVERNMENT BOND FUND
CAROLYN H. SPOLIDORO
Responsibilities:

    o    Manager of the fund since 1995.

    o    Also manages other Davis bond funds.

Other Experience:

    o    Has worked for Davis Selected Advisers since 1985.

FOR THE DAVIS GOVERNMENT MONEY MARKET FUND
CAROLYN H. SPOLIDORO

Ms. Spolidoro has been Manager of the fund since 1987. The rest of Ms. Spolidoro's background and experience are described above under the heading "For the Government Bond Fund."

[BOXED]
OUR CODE OF ETHICS

We allow the officers and employees of the Davis Series Funds, Davis Selected Advisers and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions, listed in our company Code of Ethics.

ONCE YOU INVEST IN ONE OF THE DAVIS SERIES FUNDS

This section describes what happens to your money once it is invested: how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

As an investor in any Series Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the investments owned by the particular fund in which you invest.

Each business day, we determine the value of each Davis Fund's shares by adding up the total value of the fund's investments plus other assets (such as cash), subtracting the fund's liabilities, and dividing the result by the total number of fund shares outstanding. This share figure is known as the net asset value
(NAV).

Net asset value for all of the Davis Funds is determined each day the Funds are open for business. A business day is defined as any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Time, whichever comes first.

The net asset value of all Davis Fund shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to value the securities in the individual Davis Series Funds:

    o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

    o Over-the-counter securities are valued at the average of closing bid and asked prices.

    o Debt securities maturing in 60 days or less are usually valued at an amortized (gradually reduced) cost.

    o Longer-term debt securities may be valued by an independent pricing service.

    o Securities with unavailable market quotations and other assets are valued at "fair value"-which is determined or directed by the Board of Directors of the fund that holds them.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the fund's Board of

 Directors believes will cause a material deviation between the amortized cost of the fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.

[SIDEBAR]
QUOTATIONS
The bid price is the highest price a prospective buyer is prepared to pay for a security. The asked price is the lowest price acceptable to a prospective seller. The average of these two prices is known as a quote or quotation.

OVER THE COUNTER SECURITIES
Over the counter securities are not listed or traded on an organized exchange. They are bought and sold by dealers connected by telephones and computer networks.

NET INVESTMENT INCOME
Net investment income is income received by a fund from company dividends and interest on securities investments, minus management fees and all other expenses.

HOW WE PAY EARNINGS

There are two ways you can receive payments from a Davis Series Fund:

    o DIVIDENDS. Distributions to shareholders of net investment income and short term capital gains on investments.

    o CAPITAL GAINS. Profits received by a fund from the sale of securities held for the long-term, which are then distributed to shareholders.

If you would like information about when a particular Davis Series Fund pays dividends and distributes capital gains, if any, please call 1-800-279-2279.

Unless you choose otherwise, each Davis Series Fund automatically reinvests your dividends in additional fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Application Form (or on Form W-9) that your Taxpayer Identification Number is correct and you are not subject to backup withholding (which means that you are paying back taxes for failing to report all interest and dividends).

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, the Davis Funds are required by law to withhold a portion of any distributions you may receive-and send it to the U.S. Treasury.

(SET OFF)
HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends from any Davis Fund automatically invested in the same share class of any other Davis Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and have a minimum initial value of $250. All future investments must total $25 or more. Shares are purchased at the chosen fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 60 days notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

    o If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

    o If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gains distribution.

These payments may be taxed at different rates, depending on the length of time your fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid- regardless of whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of any mutual fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from any Davis Series Fund.

HOW TO CHOOSE A SHARE CLASS

Before you can buy shares in any Davis Series Fund, you need to decide which class of shares best suits your needs. Each Davis Series Fund offers three classes of shares: A, B and C. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment.

SPECIAL NOTE: Institutions buying $5 million or more of any Davis Fund may be eligible to buy Class Y shares of that fund, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors, at 1-800-279-0279.

CLASS A SHARES

CLASS A SHARES MAY BE BEST FOR YOU IF YOU ARE A LONG-TERM INVESTOR WHO IS WILLING TO PAY THE ENTIRE SALES CHARGE AT THE TIME OF PURCHASE. IN RETURN, YOU PAY A LOWER DISTRIBUTION FEE THAN THE TWO OTHER SHARE CLASSES.

    o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart on the following page).

    o    There is no limit on how much you can invest in this share class.

    o The Davis Series Funds (other than Davis Government Money Market Fund) pay a distribution fee - up to 0.25% of the average daily net asset value each year you hold the shares. This fee is lower than the other two classes of shares. Lower expenses translate into higher annual return on your investment. More information on distribution fees is provided under WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

SIDEBAR: Investors who buy Class A shares of Davis Government Money Market Fund do not pay front-end sales charges.

                             CLASS A SALES CHARGES
     (FOR ALL DAVIS SERIES FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

----------------------------------------------------------------------------------------
                                                                        AMOUNT OF SALES
                                                                        CHARGE RETAINED
                                     SALES CHARGE      SALES CHARGE      BY THE DEALER
                                    (PERCENTAGE OF    (PERCENTAGE OF     (PERCENTAGE OF
     AMOUNT OF PURCHASE            OFFERING PRICE)   AMOUNT INVESTED)   OFFERING PRICE)
----------------------------------------------------------------------------------------
Under $100,000                          4.75%               5.0%               4.0%
----------------------------------------------------------------------------------------
$100,000 to under $250,000               3.5%               3.6%               3.0%
----------------------------------------------------------------------------------------
$250,000 to under $500,000               2.5%               2.6%               2.0%
----------------------------------------------------------------------------------------
$500,000 to under $750,000               2.0%               2.0%              1.75%
----------------------------------------------------------------------------------------
$750,000 to under $1 million             1.0%               1.0%              0.75%
----------------------------------------------------------------------------------------
$1 million or more*                      None               None                0%
----------------------------------------------------------------------------------------

*You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Series Fund other than Davis Government Money Market Fund) within the first year you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

-------------------------------------------------------------------------------
              PURCHASE AMOUNT                         COMMISSION
-------------------------------------------------------------------------------
              First $3 million                          0.75%
-------------------------------------------------------------------------------
              Next $2 million                           0.50%
-------------------------------------------------------------------------------
              Over $5 million                           0.25%
-------------------------------------------------------------------------------

If a commission is paid for purchases of $1 million or more in any Davis Series Fund, the dealer will be paid with distribution fees received from that fund. If distribution fee limits have already been reached for the year, Davis Distributors itself will pay the commissions.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. Here are several ways you may combine purchases to qualify for a lower sales charge:

YOU CAN COMBINE PURCHASES OF CLASS A SHARES

    o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single account.

    o WITH CERTAIN GROUPS. If you buy shares through a group organized for the purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

    o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trusteed or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

    o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. A Statement of Intention is an agreement under which you permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

    o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own (except shares of Davis Government Money Market
         Fund) when calculating the price for your current purchase.

    o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund except Davis Government Money Market Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A FRONT-END SALES CHARGE WAIVERS

We will not charge a sales charge on purchases of Class A shares for:

    o    Investments in Davis Government Money Market Fund.

    o Shareholders making purchases with dividends or capital gains that are automatically reinvested.

    o Purchases by directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates, and their immediate families.

    o Purchases by employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

    o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

    o Employee benefit plans making purchases through a single account covering at least 250 participants.

    o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

    o    State and local governments.

[SIDEBAR]
Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.

CLASS B SHARES

CLASS B SHARES MAY BE BEST FOR YOU IF YOU ARE WILLING TO PAY A HIGHER DISTRIBUTION FEE THAN CLASS A SHARES FOR EIGHT YEARS IN ORDER TO AVOID PAYING A FRONT-END SALES CHARGE.

    o    You buy the shares at net asset value (no sales charge).

    o    You can invest up to $250,000 in Class B shares.

    o If you sell Class B shares in any of the Davis Series Funds except Davis Government Money Market Fund within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares. (see chart below).

    o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Class A shares pay a lower distribution fee.

    o The Davis Series Funds (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on your investment. More information on distribution fees is provided under WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

SIDEBAR: Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges.

                         CLASS B DEFERRED SALES CHARGES
     (FOR ALL DAVIS SERIES FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

-------------------------------------------------------------------------------
       SALES MADE AFTER PURCHASE          AMOUNT OF DEFERRED SALES CHARGE
-------------------------------------------------------------------------------
                 Year 1                                  4%
-------------------------------------------------------------------------------
               Years 2-3                                 3%
-------------------------------------------------------------------------------
               Years 4-5                                 2%
-------------------------------------------------------------------------------
                 Year 6                                  1%
-------------------------------------------------------------------------------
               Years 7-8                                None
-------------------------------------------------------------------------------

CLASS C SHARES

CLASS C SHARES MAY BE BEST FOR YOU IF YOU ARE WILLING TO PAY A HIGHER DISTRIBUTION FEE THAN CLASS A SHARES PAY IN ORDER TO AVOID PAYING A SALES CHARGE.

    o    You buy the shares at net asset value (no sales charge).

    o    You cannot invest more than $1 million in Class C shares.

    o If you sell Class C shares in any of the Davis Series Funds other than Davis Government Money Market Fund within one year of purchase, you must pay a deferred sales charge of 1%.

    o The Davis Series Funds (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on your investment. More information on distribution fees is provided under WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT.

SIDEBAR: Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges.

DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Series Fund if:

    o You sell shares that were acquired through reinvestment of dividends or capital gains.

    o You sell shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

    o You (or a registered joint owner) die or have been determined to be totally disabled some time after the purchase of shares.

    o You sell shares under the Automatic Withdrawal Plan amounting to, in a 12-month period, up to 12% of the value of the account when you began participating in the Plan.

    o You sell shares under a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid a penalty.

    o Your fund sells the remaining shares in your account under an Involuntary Redemption.

    o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

    o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

[BOXED]
If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time. If you still are not sure about which class is best for you, contact your financial adviser.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

    o    $1,000 for a non-retirement plan account.

    o    $250 for a retirement plan account.

[CHART]
THREE WAYS YOU CAN OPEN AN ACCOUNT:

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the form. Include a check made payable to the DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. The Davis Funds will not accept third-party checks.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call our distributor, Davis Distributors, at 1-800-279-0279 to let them know the fund and share class you will be buying. After the initial wire purchase is made, you will need to fill out a Plan Adoption Agreement or Application Form and return it to State Street. To ensure that the purchase is credited properly, follow these wire instructions:

                                  State Street Bank and Trust Company,
                                  Boston, MA 02210
                                  Attn.: Mutual Fund Services
                                  [NAME OF DAVIS FUND THAT YOU ARE BUYING]
                                  Shareholder Name,
                                  Shareholder Account Number,
                                  Federal Routing Number 011000028,
                                  DDA Number 9904-606-2

Generally, the Davis Funds do not issue share certificates for purchases. You can receive certificates for any fund other than Davis Government Money Market Fund if you are a Class A shareholder who is not participating in the Automatic Withdrawal Plan. If you are eligible and wish to receive certificates, you must make the request at the time of purchase.

RETIREMENT PLAN ACCOUNTS

You can invest in any Davis Series Fund using any of these types of retirement plan accounts:

    o   Deductible IRAs
    o   Non-deductible IRAs
    o   Roth IRAs
    o   Educational IRAs
    o   Simple IRAs
    o   Profit-Sharing Plans
    o   Money-Purchase Plans
    o   Simplified Employee Pension Plans
    o   403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant $10 to open each account and a maintenance fee of $10 each year (per Social Security number). These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling 1-800-279-0279.

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis, you can add to--or subtract from--your initial purchase. This section provides an overview of the types of transactions you can perform as a shareholder of a Davis Series Fund. This includes how to initiate these transactions and the charges that you may incur (if any) when buying, selling and exchanging shares.

[SIDEBAR:]
An exchange is when you sell shares in one Davis Fund to buy shares in another Davis Fund in response to changes in your goals or in market conditions.


(CHART)
THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis representative during our business hours or use our automated telephone system any time day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

            Regular Mail
            State Street Bank and Trust Company
            c/o Davis Funds
            P.O. Box 8406
            Boston, MA 02266-8406

            Overnight Mail
            State Street Bank and Trust Company
            c/o Davis Funds
            66 Brooks Drive
            Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

Generally, the fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

    o   Receive your order before 4 p.m. Eastern Time.
    o   Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You can buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the fund and the class of shares you wish to buy. If you know your account number, include it on the check.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


[SET OFF - SPECIAL PROGRAMS]
MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in any Davis Fund is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in shares of a Davis Fund. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the fourth and 28th days if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. You can stop automatic investments at any time by calling the Davis Funds at 1-800-279-0279.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN ONE OF THE DAVIS SERIES FUNDS.

[SIDEBAR]
The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account - and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares to the Davis Series Fund in which you invest (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail, or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign a request.

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. You will not be allowed to sell shares that have been paid for by check until the shares have been in your account for fifteen days.


[BOXED]
CHECK WRITING PRIVILEGE FOR DAVIS GOVERNMENT MONEY MARKET FUND. You can request the ability to use your Davis Government Money Market Fund account as a checking account if:

    o    You hold Class A shares
    o    You are not investing through a retirement plan or an IRA

Davis Government Money Market Fund investors with check writing privileges can write checks for $100 or more from their accounts, subject to some rules prescribed by State Street Bank and Trust.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Money Market Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have recently exchanged shares in any Davis Fund for shares in Davis Government Money Market Fund, the full amount of your Money Market Fund account may not be available to cover your checks until the exchange is complete and all related fees are paid. For more information, see "--Exchanging Shares" below.

To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

You can find more information about check writing privileges in the Statement of Additional Information for the Series Funds. The Davis Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

    o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

    o Ordinarily, you only need a medallion signature guarantee on a share certificate, stock power, or redemption request for sales of more than $50,000. However, if you have made any changes to the Application Form since your account was opened, or if your address of record has changed in the last 30 days, you will need a medallion signature for all sales.

    o If a certificate was issued for the shares you wish to sell, the certificate must be signed by the owner(s) and sent to State Street Bank and Trust along with the redemption request.

    o    A sale may produce a gain or loss. Gains may be subject to tax.


MEDALLION SIGNATURE GUARANTEE
A written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is(are) valid. Unfortunately, no other form of signature verification can be accepted.

STOCK POWER
A letter signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group.

SPECIAL SALE SITUATIONS

    o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

    o Any Davis Series Fund may make sales payments in securities if the fund's Board of Directors decides that making cash payments would harm the fund.


[SET OFF - SPECIAL PROGRAM]
MAKING AUTOMATIC WITHDRAWALS

If you hold more than $10,000 in your account, you can sell a set dollar amount each month or quarter. When you participate in this program, known as the AUTOMATIC WITHDRAWALS PLAN, shares are sold so that you will receive the payment around the 25th day of the month. Note that because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. Gains may be subject to tax. To sign up for the Automatic Withdrawals Plan, fill out the appropriate section of the Application Form.

You may stop automatic withdrawals at any time without charge or penalty by calling the Davis Funds at 1-800-279-0279.

SPECIAL NOTE: WHEN YOU MAKE A SALE OR WITHDRAWAL, A DEFERRED SALES CHARGE MAY BE IMPOSED IF:

    o YOU BUY $1 MILLION OR MORE OF CLASS A SHARES IN ANY FUND EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND, AND SELL THEM WITHIN A YEAR OF PURCHASE.

    o YOU SELL CLASS B SHARES IN ANY FUND EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND WITHIN SIX YEARS OF PURCHASE.

    o YOU SELL CLASS C SHARES IN ANY FUND EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND WITHIN ONE YEAR OF PURCHASE.


[SET OFF - SPECIAL SHAREHOLDER PROGRAM]
WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

If you are an investor with a non-retirement account, you can have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. To sign up for this option, simply fill out the appropriate section of the Application Form. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment by Automated Clearing House will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after you call. While State Street Bank and Trust will also accept electronic wire sales by telephone, fax or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form.

IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in any Davis Series Fund within 30 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.

IF YOUR ACCOUNT FALLS BELOW $250

If your account balance in any Davis Series Fund falls below $250, the fund may sell your remaining shares at net asset value. We will first notify you by mail, giving you at least 60 days notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the involuntary redemption will be canceled.

EXCHANGING SHARES

You can transfer shares of any Davis Fund to shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received by 4 p.m. Eastern Time.
However, if your exchange involves a large sale, the transfer may take one to seven days.

When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, State Street Bank and Trust may segregate a portion of your Money Market Fund account to cover any sales charges that you may owe for the original shares. Any part of your Money Market Fund account that is segregated will not be available to cover any checks that you write on that account until all fees are paid.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. If you hold share certificates, the certificates must by signed by the owner(s) and sent to State Street Bank and Trust along with the exchange request. No medallion signature guarantee is required unless shares are also being sold for cash and would otherwise require a medallion signature guarantee.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. For federal income tax purposes, exchanges between funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE.

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund
Davis International Growth Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund


[SET OFF - SPECIAL SHAREHOLDER PROGRAM]
MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form.

TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our telephone system to sell or exchange shares. If you do not wish to have this option activated for your account, mark in the box in the appropriate section of the Application Form.

When you call 1-800-279-0279, you can perform a transaction with Davis Funds in two ways:

    o Speak directly with a representative during business hours (7 a.m. to 4 p.m. Mountain Time).

    o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

[SET OFF]
YOU CAN USE DAVIS DIRECT ACCESS TO:

    o    GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.

    o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

    o    BUY, SELL AND EXCHANGE SHARES.

    o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

    o    REQUEST LITERATURE ABOUT ANY DAVIS FUND.

If you wish to sell shares by phone and receive a check in the mail:

    o    The maximum amount that can be issued is $25,000.

    o    The check can only be issued to the registered account owner.

    o    The check must be sent to the address on file with Davis.

    o    Your current address must be on file for 30 days.

When you sell or exchange shares over the telephone, you agree that the Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification (your account or Social Security number) and a tape recording of the conversation. If these procedures are not used, we may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by phone.

[INSIDE BACK COVER]


THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined over the last 25 years by his son, Shelby M.C. Davis, who is now Chief Investment Officer of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.


Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our Web site.

                            ADDRESS AND PHONE GUIDE

OUR TELEPHONE NUMBER                   OUR INTERNET ADDRESS
1-800-279-0279                         http://www.davisfunds.com

OUR MAILING ADDRESS
Davis Funds
124 East Marcy Street
Santa Fe, New Mexico 87501

OUR SERVICE PROVIDER'S REGULAR         OUR SERVICE PROVIDER'S OVERNIGHT
MAILING ADDRESS                        MAILING ADDRESS
State Street Bank and Trust Company    State Street Bank and Trust Company
c/o Davis Funds                        c/o Davis Funds
P.O. Box 8406                          66 Brooks Drive
Boston, MA 02266-8406                  Braintree, MA 02184

[BACK COVER]

OTHER FUND DOCUMENTS

For more information about any Davis Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports.

A STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months. The Statement of Additional Information and Annual Report for the six Davis Series Funds have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

    o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday-Friday, 7 a.m. to 4 p.m. Mountain Time.

    o    VIA THE INTERNET. Visit the SEC web site (WWW.SEC.GOV).

    o FROM THE SEC. The SEC's Public Reference Room in Washington, D.C. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

    o    BY MAIL. Specify the document you are requesting when writing to us.

                                  DAVIS FUNDS
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

Investment Company Act File No. 811-2679

                                  DAVIS SERIES

[COVER PAGE]

Davis Growth Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Convertible Securities Fund
Davis Government Bond Fund
Davis Government Money Market Fund
            (part of Davis Series, Inc.)

Prospectus

Class Y shares

May 1, 1998, as amended December xx, 1998


The Securities and Exchange Commission has not approved or disapproved of the shares of any Davis Fund - or any other mutual fund - as an investment. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Davis logo

Over 25 Years of Reliable Investing

[INSIDE FRONT COVER]

RISK SPECTRUM

Davis Selected Advisers manages the eleven funds in the Davis family. Each fund has a distinct investment objective and strategy. The following graph shows how these funds compare to each other in terms of risk. The six funds in the Davis Series include the least risky (Davis Government Money Market Fund) and the most risky (Davis Growth Opportunity Fund), and other funds with risk levels that range from "low" to "medium high."

            [INSERT GRAPHIC]

For more complete information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

An investment in any of the Davis Series Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

ABOUT THE FUNDS

OVERVIEW OF EACH DAVIS SERIES FUND

            Davis Growth Opportunity Fund
            Davis Financial Fund
            Davis Real Estate Fund
            Davis Convertible Securities Fund
            Davis Government Bond Fund
            Davis Government Money Market Fund

                        Investment Objectives and Strategy
                        Principal Risks
                        Fund Performance
                        Fees and Expenses
                        Financial Highlights

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

ONCE YOU INVEST IN ONE OF THE DAVIS SERIES FUNDS

HOW TO BUY, SELL AND EXCHANGE SHARES

THE DAVIS FUNDS: OVER 25 YEARS OF RELIABLE INVESTING

OTHER FUND DOCUMENTS

ABOUT THE FUNDS

Davis Series, Inc. is an open-end, diversified, management investment company. The six funds that Davis Series offers in this prospectus accommodate a range of investment objectives.

The tables that follow provide basic information about each of the six Davis Series Funds. These tables should help you determine which funds are most likely to suit your needs. Then you can turn to the detailed descriptions of those funds in this prospectus.

TYPE OF FUND

------------------------------------------------------------------------------
NAME OF FUND                             PRIMARY GOAL
------------------------------------------------------------------------------
Davis Growth Opportunity Fund            Growth
------------------------------------------------------------------------------
Davis Financial Fund                     Growth
------------------------------------------------------------------------------
Davis Real Estate Fund                   Growth and income
------------------------------------------------------------------------------
Davis Convertible Securities Fund        Growth and income
------------------------------------------------------------------------------
Davis Government Bond Fund               Current income
------------------------------------------------------------------------------
Davis Government Money Market Fund       Current income with liquidity
------------------------------------------------------------------------------

SNAPSHOT OF INVESTMENT OBJECTIVES

This table will help you identify the Davis Series Funds that are most suited to your particular financial needs. The left-hand column lists several broad investment objectives. One or more of the Davis Series Funds is designed to meet each of the listed objectives, although the way that each fund approaches the goal will vary. For example, several of the Davis Series Funds offer concentrated portfolios for investors that prefer to focus their assets in one industry, but no two funds concentrate in the same industry. Similarly, several Davis Series Funds buy growth-oriented investments, but each fund uses unique criteria to build its portfolio.

To use this table, look down the column of objectives and select a goal that you are trying to attain. Then scan the across the row. Each fund that tries to meet your goal is identified with [an asterisk]. Each fund that [pursues contrary goals] is identified with [an "X"].

------------------------------------------------------------------------------------------------------------
                        GROWTH
                        OPPORTUNITY   FINANCIAL   REAL ESTATE   CONVERTIBLE       GOVERNMENT   MONEY MARKET
OBJECTIVE               FUND          FUND        FUND          SECURITIES FUND   BOND FUND    FUND
------------------------------------------------------------------------------------------------------------
Capital growth          *             *           *             *                 X            X
------------------------------------------------------------------------------------------------------------
Current income,         X             X           *             *                 *            *
regular income, or
liquidity
------------------------------------------------------------------------------------------------------------
Long-term investment    *             *           *             *                 *            X
------------------------------------------------------------------------------------------------------------
Investments             X             *           *             X                 X            X
concentrated in one
industry
------------------------------------------------------------------------------------------------------------
Diversifi-cation away   X             X           *             *                 *            *
from traditional
equity securities
------------------------------------------------------------------------------------------------------------

OVERVIEW OF DAVIS GROWTH OPPORTUNITY FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Growth Opportunity Fund's investment objective is growth of capital.

WHAT WE BUY. Davis Growth Opportunity Fund invests primarily in common stocks of "growth companies." Common stock represents ownership of a company.

Most of the fund's common stock is issued by U.S. companies with small or medium market capitalization's (that is, the market value of all of their outstanding stock is less than $5 billion). The fund also may invest in stock of larger U.S. companies and in securities of foreign issuers or securities that are principally traded in foreign markets.

On occasion, Davis Growth Opportunity Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the market for common stocks, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. The Davis investment philosophy stresses a back-to-basics approach: we use extensive research to buy growing companies at value prices and hold on to them for the long-term. Ideally, we invest in companies that are experiencing growing demand for their products and services in existing markets, introducing new products or services, expanding into new markets, enjoying reduced competition and reducing costs. Obviously, not all of our issuers have all of these characteristics.

PRINCIPAL RISKS

There are two principal risks in Davis Growth Opportunity Fund. First, is the general risk of owning common stocks. Second, is the risk of investing in growth-oriented stocks of small and mid-sized companies. Investments in foreign securities may involve additional risk.

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies in which Davis Growth Opportunity Fund invests largely determine the fund's performance.

GROWTH-ORIENTED STOCKS OF SMALL AND MID-SIZED COMPANIES. For a variety of reasons, an investment in a small or medium-capitalization growth company is probably more risky than an investment in a larger, more established company, and is harder to resell. Growth companies may be involved in industries that are new, growing, changing, or all three. They tend to pay small dividends, if any, to their shareholders, and have substantial debt obligations.
Finally, growth companies often have short operating histories.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Growth Opportunity Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Growth Opportunity Fund began selling shares to the public on September 18, 1997. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Growth Opportunity Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class Y shares since inception.

                         DAVIS GROWTH OPPORTUNITY FUND
                                 CLASS Y SHARES
                                  TOTAL RETURN

                           1997              (10.98%)*

*This number reflects total return from September 18, 1997, (commencement of operations) through December 31, 1997, and has not been annualized.


Davis Growth Opportunity Fund's year-to-date return as of June 30, 1998 was (6.93%). During the period shown in the chart, the highest quarterly return was 2.72% (for the quarter ending September 30, 1997, and the lowest quarterly return was (13.34%) (for the quarter ending December 31, 1997).

The return for the other classes of Davis Growth Opportunity Fund shares will differ from the Class Y returns shown in the chart, depending on the expenses of that class.

                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Growth Opportunity Fund's average annual total returns for the period from September 18, 1997 to December 31, 1997. The tables also compare these returns to those earned during the same periods for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Growth Opportunity Fund is not completely comparable to the Standard & Poor's 500 Composite Index because we primarily buy stock in small and medium capitalization companies, although the fund may also invest in large capitalization common stocks.

                         DAVIS GROWTH OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                 (FROM SEPTEMBER 18, 1997 TO DECEMBER 31, 1997)

------------------------------------------------------------------------------
                                     CLASS Y                     S&P 500
                                      (SINCE                     INDEX**
                                     9/18/97)
------------------------------------------------------------------------------
September 18, 1997 to               (10.98%)*                     3.30%*
December 31, 1997
------------------------------------------------------------------------------

*  Non-Annualized

** "Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.


FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee some mutual funds charge to buy shares of a mutual fund.

DEFERRED SALES CHARGE. A fee some mutual funds charge to sell shares of a mutual fund.

EXCHANGE FEE. A fee some mutual funds charge to sell shares in one fund and to buy shares in another fund.

        FEES YOU MAY PAY AS A DAVIS GROWTH OPPORTUNITY FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------
                                                                     CLASS Y
-------------------------------------------------------------------------------
Maximum sales charge you pay when you buy shares                     None
-------------------------------------------------------------------------------
Maximum deferred sales charge you pay when you sell shares           None
-------------------------------------------------------------------------------
Maximum sales charge you pay on reinvested dividends                 None
-------------------------------------------------------------------------------
Exchange Fee                                                         None
-------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Growth Opportunity Fund's net asset value.

DISTRIBUTION FEES. Fees some mutual funds pay to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee).

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
             (DEDUCTED FROM DAVIS GROWTH OPPORTUNITY FUND'S ASSETS)

----------------------------------------------------------------------------
                                                             CLASS Y
----------------------------------------------------------------------------
Management Fees                                              0.75%
----------------------------------------------------------------------------
Distribution (12b-1) Fees                                    None
----------------------------------------------------------------------------
Other Expenses                                               0.20%
----------------------------------------------------------------------------
Total Annual Operating Expenses*                             0.95%
----------------------------------------------------------------------------

* Annualized

      IF I INVEST IN DAVIS GROWTH OPPORTUNITY FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Growth Opportunity Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Growth Opportunity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...                       CLASS Y
------------------------------------------------------------------------
1 Year                                              $10
------------------------------------------------------------------------
3 Years                                             $30
------------------------------------------------------------------------
5 Years                                             $53
------------------------------------------------------------------------
10 Years                                            $117
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Growth Opportunity Fund since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Growth Opportunity Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class Y capital stock outstanding throughout the period.

CLASS Y

                                                                               SEPTEMBER 18, 1997
                                                                                  (COMMENCEMENT
                                                          SIX MONTHS              OF OPERATIONS)
                                                             ENDED                   THROUGH
                                                         JUNE 30, 1998             DECEMBER 31,
                                                          (UNAUDITED)                  1997
                                                          -----------                  ----
Net Asset Value, Beginning of Period..................     $   22.52                 $   27.19
                                                           ---------                 ---------
Income  (Loss) From Investment  Operations
   Net Investment Loss................................           -                        -
   Net Gains or Losses on Securities
       (both realized and unrealized).................          1.56                     (2.99)
                                                           ---------                 ---------
         Total From  Investment
             Operations...............................          1.56                     (2.99)
                                                           ---------                 ---------
Less Distributions
   Distributions (from capital gains).................           -                       (1.68)
                                                           ---------                 ---------
         Total Distributions..........................           -                       (1.68)
                                                           ---------                 ---------
Net Asset Value, End of Period........................     $   24.08                 $   22.52
                                                           =========                 =========
Total Return1 ........................................          6.93%                   (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........          $164                       $94

    Ratio of Expenses to Average Net Assets...........          0.95%*2                   1.01%*

   Ratio of Net Loss to Average  Net Assets...........          0.07%*                   (0.33)%*


   Portfolio Turnover Rate(3).........................          0.61%                    19.33%

   Average Commission Rate Per Share(4)...............       $0.0597                   $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.94% for the six months ended June 30, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS FINANCIAL FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Financial Fund's investment objective is growth of capital.

WHAT WE BUY. Davis Financial Fund invests in common stocks and other equity securities. During normal market conditions, at least half of the fund's assets are invested in companies that are "principally engaged" in banking and financial services. Specifically, our portfolio managers invest at least 25% of the fund's assets in the banking industry, and at least another 25% in the financial services industry.

A company is "principally engaged" in banking or financial services if it owns banking or financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing banking or financial services. Companies in the banking industry include commercial banks, industrial banks and savings institutions. Companies in the financial services industry include finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Davis Financial Fund's banking, financial services and other investments may include securities of foreign issuers or securities that are principally traded in foreign markets.

On occasion, Davis Financial Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade short-term money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio managers anticipate a decline in the market for financial securities, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. The basic Davis investment philosophy is to purchase the securities of quality overlooked growth companies at value prices and to hold them for the long-term. At the heart of our approach is the recognition that managing risk is the key to delivering superior long-term investment results. We always consider how much could potentially be lost on an investment before considering how much might be gained. Davis Financial Fund's portfolio managers apply this philosophy to the financial services sector in the belief that many of the best insurance, banking and brokerage firms are growth companies in disguise.

PRINCIPAL RISKS

There are two principal risks in Davis Financial Fund. First, is the general risk of owning common stocks. Second, is the risk of having a concentrated portfolio. Investments in foreign securities may involve additional risk.

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies invested in by Davis Financial Fund largely determines the fund's performance.

CONCENTRATED PORTFOLIO. Davis Financial Fund invests primarily in two industries. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the banking and financial services industries include:

    o REGULATORY ACTIONS. Our issuers may suffer a setback if regulators change the rules under which they operate.

    o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services industry.

    o CONCENTRATION OF LOANS. Banks whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

    o COMPETITION. The financial services industry has become increasingly competitive.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Financial Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Financial Fund began selling shares to the public on March 10, 1997. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Financial Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class Y shares since inception.


                              DAVIS FINANCIAL FUND
                          TOTAL RETURN SINCE INCEPTION

                          1997                 28.66%*

*This number reflects total return from March 10, 1997, (commencement of operations) through December 31, 1997, and has not been annualized.

Davis Financial Fund's year-to-date return as of June 30, 1998 was 13.25%. Since inception, the highest quarterly return was 17.22% (for the quarter ending June 30, 1997), and the lowest quarterly return was (7.38%) (for the quarter ending March 31, 1997).


                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Financial Fund's average annual total returns for the period from March 10, 1997 to December 31, 1997. The tables also compare these returns to those earned during the same period for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Financial Fund may not be comparable to the Standard & Poor's 500 Composite Index because the Index reflects a large number of industry sectors while the Fund concentrates in the banking and financial sectors.

                              DAVIS FINANCIAL FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FROM MARCH 10, 1997 TO DECEMBER 31, 1997)

---------------------------------------------------------------------
                              CLASS Y
                              (SINCE              S&P 500
                              3/10/97)            INDEX**
---------------------------------------------------------------------
March 10, 1997 to December    28.66%*             21.37%*
31, 1997
---------------------------------------------------------------------

*  Non-Annualized
** "Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.


FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee some mutual funds charge to buy shares of a mutual fund.

DEFERRED SALES CHARGE. A fee some mutual funds charge to sell shares of a mutual fund.

EXCHANGE FEE. A fee some mutual funds charge to sell shares in one fund and to buy another fund.

             FEES YOU MAY PAY AS A DAVIS FINANCIAL FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------
                                                                     CLASS Y
------------------------------------------------------------------------------
Maximum sales charge you pay when you buy shares                     None
------------------------------------------------------------------------------
Maximum deferred sales charge you pay when you sell shares           None
------------------------------------------------------------------------------
Maximum sales charge you pay on reinvested dividends                 None
------------------------------------------------------------------------------
Exchange Fee                                                         None
------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Financial Fund's net asset value.

DISTRIBUTION FEES. Fees some mutual funds pay to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee).

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
                 (DEDUCTED FROM DAVIS FINANCIAL FUND'S ASSETS)

-------------------------------------------------------------------------------
                                                                    CLASS Y
-------------------------------------------------------------------------------
Management Fees                                                     0.65%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           None
-------------------------------------------------------------------------------
Other Expenses                                                      0.10%
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.75%
-------------------------------------------------------------------------------

* Annualized

           IF I INVEST IN DAVIS FINANCIAL FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Financial Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Financial Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...                       CLASS Y
------------------------------------------------------------------------
1 Year                                               $8
------------------------------------------------------------------------
3 Years                                             $24
------------------------------------------------------------------------
5 Years                                             $42
------------------------------------------------------------------------
10 Years                                            $93
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Financial Fund since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Financial Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class Y capital stock outstanding throughout the period.

CLASS Y

                                                                                   MARCH 10, 1997
                                                                                   (COMMENCEMENT
                                                           SIX MONTHS              OF OPERATIONS)
                                                             ENDED                   THROUGH
                                                         JUNE 30, 1998              DECEMBER 31,
                                                          (UNAUDITED)                   1997
                                                          -----------                   ----
Net Asset Value, Beginning of Period..................     $   25.66                 $   20.32
                                                           ---------                 ---------
Income  (Loss) From Investment  Operations
   Net Investment Loss................................          0.07                      0.09
   Net Gains or Losses on Securities
       (both realized and unrealized).................          3.33                      5.74
                                                           ---------                 ---------
         Total From Investment
             Operations...............................          3.40                      5.83
                                                           ---------                 ---------
Less Distributions
   Dividends (from net investment income).............           -                       (0.19)
   Distributions (from capital gains).................           -                       (0.30)
                                                           ---------                 ---------
         Total Distributions..........................           -                       (0.49)
                                                           ---------                 ---------
Net Asset Value, End of Period........................     $   29.06                 $   25.66
                                                           =========                 =========
Total Return(1) .......................................        13.25%                    28.66%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........       $10,169                    $3,805

    Ratio of Expenses to Average Net Assets...........          0.75%*                    0.79%*

   Ratio of Net Loss to Average  Net Assets...........          0.76%*                    1.06%*


   Portfolio Turnover Rate(2).........................          0.51%                     6.23%

   Average Commission Rate Per Share(3)...............        $0.600                   $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS REAL ESTATE FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Real Estate Fund's investment objective is total return through a combination of growth and income.

WHAT WE BUY. During normal market conditions, at least 65% of Davis Real Estate Fund's assets are invested in "real estate securities," which are securities issued by companies that are "principally engaged" in the real estate industry. The fund does not invest directly in real estate.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing, or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies.

Most of Davis Real Estate Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Many real estate debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 30% of the fund's total net assets to buy real estate securities with low ratings, known as "high yield, high-risk debt securities."

Davis Real Estate Fund may invest in securities of foreign issuers or securities that are principally traded in foreign markets

On occasion, Davis Real Estate Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade short-term money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the market for real estate securities, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. Davis Real Estate Fund focuses on REITs and other companies with first-class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.

PRINCIPAL RISKS

There are two principal risks in Davis Real Estate Fund. First, is the risk of having a concentrated portfolio. Second, is the risk of owning common stocks. Investing in high yield, high-risk debt securities or in foreign securities may involve additional risk.

CONCENTRATED PORTFOLIO. Davis Real Estate Fund invests primarily in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

    o declines in property values - because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants

    o increases in property taxes, operating expenses, interest rates, or competition

    o    overbuilding

    o    changes in zoning laws

    o    losses from casualty or condemnation

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies invested in by Davis Real Estate Fund largely determines the fund's performance.

HIGH YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid.
Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high-risk" if it is rated BB or lower by Standard and Poor's or Ba or lower by Moody's Investor Services. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment grade debt.

There are four principal risks of owning high yield, high-risk debt securities:

    o OVERBURDENED ISSUERS. Many issuers only resort to offering junk bonds when they cannot get financing from more traditional sources, like banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

    o PRIORITY. Issuers of high yield, high-risk securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the junk bonds; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral - possibly forcing the issuer out of business and into bankruptcy.

    o DIFFICULT TO RESELL. Many investors simply do not want junk bonds, and others are prohibited from buying them.

    o VOLATILE PRICES. Prices of high yield, high-risk debt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of junk bonds decline more than prices of investment grade securities.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Real Estate Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Real Estate Fund began selling Class Y shares to the public on November 8, 1996. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Real Estate Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the fund's Class Y shares from year to year since inception.


                             DAVIS REAL ESTATE FUND
                          TOTAL RETURN SINCE INCEPTION

                           1996               12.89%*
                           1997               25.29%

*This number reflects total return from November 8, 1996 (commencement of operations) through December 31, 1996, and has not been annualized.

Davis Real Estate Fund's year-to-date return as of June 30, 1998 was (5.71%). Since inception, the highest quarterly return was 13.14% (for the quarter ending September 30, 1997), and the lowest quarterly return was 1.39% (for the quarter ending December 31, 1997).

                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Real Estate Fund's average annual total returns for the following periods: one year and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same period for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Real Estate Fund may not be comparable to the Standard & Poor's 500 Composite Index because the Index reflects large capitalization industrial companies rather than real estate companies.

                             DAVIS REAL ESTATE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                  (FROM NOVEMBER 8, 1996 TO DECEMBER 31, 1997)

-------------------------------------------------------------------
                             CLASS Y
                             (SINCE             S&P 500
                             11/8/96)           INDEX*
-------------------------------------------------------------------
1 Year                       25.29%             33.35%
-------------------------------------------------------------------
Life of Fund                 35.36%             30.50%
-------------------------------------------------------------------

* "Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee some mutual funds charge to buy shares of a mutual fund.

DEFERRED SALES CHARGE. A fee some mutual funds charge to sell shares of a mutual fund.

EXCHANGE FEE. A fee some mutual funds charge to sell shares in one fund and to buy another fund.

            FEES YOU MAY PAY AS A DAVIS REAL ESTATE FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------
                                                                     CLASS Y
-------------------------------------------------------------------------------
Maximum sales charge you pay when you buy shares                     None
-------------------------------------------------------------------------------
Maximum deferred sales charge you pay when you sell shares           None
-------------------------------------------------------------------------------
Maximum sales charge you pay on reinvested dividends                 None
-------------------------------------------------------------------------------
Exchange Fee                                                         None
-------------------------------------------------------------------------------


[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Real Estate Fund's net asset value.

DISTRIBUTION FEES. Fees some mutual funds pay to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee).

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
                (DEDUCTED FROM DAVIS REAL ESTATE FUND'S ASSETS)

------------------------------------------------------------------------
                                                            CLASS Y
------------------------------------------------------------------------
Management Fees                                             0.71%
------------------------------------------------------------------------
Distribution (12b-1) Fees                                   None
------------------------------------------------------------------------
Other Expenses                                              0.10%
------------------------------------------------------------------------
Total Annual Operating Expenses*                            0.81%
------------------------------------------------------------------------

* Annualized

          IF I INVEST IN DAVIS REAL ESTATE FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Real Estate Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...                       CLASS Y
------------------------------------------------------------------------
1 Year                                               $8
------------------------------------------------------------------------
3 Years                                             $26
------------------------------------------------------------------------
5 Years                                             $45
------------------------------------------------------------------------
10 Years                                            $100
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Real Estate Fund since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Real Estate Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class Y capital stock outstanding throughout the period.

[INSERT TABLE]

CLASS Y

                                                                                                            NOVEMBER 8,1996
                                                                                                             (COMMENCEMENT
                                                                           SIX MONTHS                       OF OPERATIONS)
                                                                              ENDED          YEAR ENDED        THROUGH
                                                                          JUNE 30, 1998     DECEMBER 31,     DECEMBER 31,
                                                                           (UNAUDITED)          1997             1996
                                                                           -----------          ----             ----
Net Asset Value, Beginning of Period.................................     $   25.56         $   21.37         $   19.29
                                                                          ---------         ---------         ---------
Income From Investment  Operations
   Net Investment Income.............................................          0.42              0.79              0.13
   Net Gains or Losses on Securities (both realized and
        Unrealized...................................................         (1.87)             4.54              2.35
                                                                          ---------         ---------         ---------
         Total From  Investment Operations...........................         (1.45)             5.33              2.48
                                                                          ---------         ---------         ---------
Less Distributions
   Dividends (from net investment income)............................         (0.22)            (0.79)            (0.13)
   Distributions (from capital gains)................................           -               (0.27)            (0.25)
   Dividends (from paid-in capital)..................................           -               (0.08)            (0.02)
                                                                          ---------         ---------         ---------
         Total Distributions.........................................         (0.22)            (1.14)            (0.40)
                                                                          ---------         ---------         ---------
Net Asset Value, End of Period.......................................     $   23.89         $   25.56         $   21.37
                                                                          =========         =========         =========
Total Return1........................................................         (5.71)%           25.29%            12.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........................       $37,145           $27,147           $18,165

   Ratio of Expenses to Average Net Assets...........................          0.81%*            1.00%             1.18%*

   Ratio of Net Income to Average Net Assets.........................          3.71%*            3.47%             4.22%*

   Portfolio Turnover Rate(2)........................................          6.33%            12.50%            18.60%

   Average Commission Rate Per Share(3)..............................       $0.0600           $0.0600           $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

OVERVIEW OF DAVIS CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Convertible Securities Fund's investment objective is total return through a combination of capital appreciation and current income.

WHAT WE BUY. During normal market conditions, at least 65% of the fund's assets are invested in convertible securities. Convertible securities are securities that can be converted into or exchanged for other securities. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

Convertible securities offer both current income and growth potential. For current income, we buy convertible debt instruments like bonds, notes and debentures that entitle the fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock. Convertible securities have growth potential because if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

Many convertible debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 35% of Davis Convertible Securities Fund's total net assets to buy convertible securities with low ratings, known as "high yield, high-risk debt securities."

Davis Convertible Securities Fund may invest in securities of foreign issuers or securities that are principally traded in foreign markets

On occasion, Davis Convertible Securities Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. These short-term investments may include high-grade short-term money market instruments, interest-bearing bank deposits, or cash equivalents (such as Treasury bills). We also may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the market for convertible securities, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. First we identify well-managed growth companies whose securities are selling at attractive prices. Then we try to identify securities issued by those companies that have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad.

PRINCIPAL RISKS

There are two principal risks in Davis Convertible Securities Fund. Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership as well as the risks that traditional lenders face. Investing in high yield, high-risk debt securities or in foreign securities may involve additional risk.

COMMON STOCKS GENERALLY. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

    o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

    o COMPANY RISK. The price of an equity security varies with the success and failure of its issuer. As a result, the success of the companies invested in by Davis Convertible Securities Fund largely determines the fund's performance.

LENDING RISK. The debt component of a convertible security poses three types of risk:

    o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

    o CHANGES IN DEBT RATING. If a rating agency gives a convertible security a low rating, the value of the security will decline because investors will demand a higher rate of return.

    o CREDIT RISK. Like any borrower, the issuer of a convertible debt security may be unable to make its payments.

HIGH YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid.
Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high-risk" if it is rated BB or lower by Standard and Poor's or Ba or lower by Moody's Investor Services. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment grade debt.

There are four principal risks of owning high yield, high-risk debt securities:

    o OVERBURDENED ISSUERS. Many issuers only resort to offering junk bonds when they cannot get financing from more traditional sources, like banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

    o PRIORITY. Issuers of high yield, high-risk securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the junk bonds; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral - possibly forcing the issuer out of business and into bankruptcy.

    o DIFFICULT TO RESELL. Many investors simply do not want junk bonds, and others are prohibited from buying them.

    o VOLATILE PRICES. Prices of high yield, high-risk debt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of junk bonds decline more than prices of investment grade securities.

FOREIGN SECURITIES. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less information publicly available about - and less government regulation of - securities, securities markets and issuers. Davis Convertible Securities Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes. When the fund invests in foreign securities, our operating expenses are likely to be higher than if we invested exclusively in U.S. securities.

FUND PERFORMANCE

Davis Convertible Securities Fund began selling shares to the public on November 13, 1996. The following charts and tables will help you understand the fund's financial condition - including the returns that investors have earned and the cost of an investment. These historical results do not necessarily indicate the performance that investors can expect in the future. The value of the fund's shares may go up or down.

                                  TOTAL RETURN

Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

Davis Convertible Securities Fund's investment performance will vary from year to year. This chart shows the results that we achieved in the Fund's Class Y shares from year to year since inception.


                       DAVIS CONVERTIBLE SECURITIES FUND
                          TOTAL RETURN SINCE INCEPTION

                           1996                7.01%*
                           1997                28.80%

*This number reflects total return from November 13, 1996 (commencement of operations) through December 31, 1996, and is not annualized.

Davis Convertible Securities Fund's year-to-date return as of June 30, 1998 was 0.39%. Since inception, the highest quarterly return was 14.39% (for the quarter ending September 30, 1997), and the lowest quarterly return was 0.44% (for the quarter ending December 31, 1997).


                          AVERAGE ANNUAL TOTAL RETURN

The tables below show Davis Convertible Securities Fund's average annual total returns for the following periods: one year and since the fund opened (known as the inception date). The tables also compare these returns to those earned during the same period for the Standard & Poor's 500 Composite Index, an unmanaged benchmark of the total return performance of large capitalization stocks. Davis Convertible Securities Fund may not be comparable to the Standard & Poor's 500 Composite Index because the Index reflects large capitalization industrial companies rather than convertible securities.

                       DAVIS CONVERTIBLE SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                 (FROM NOVEMBER 13, 1996 TO DECEMBER 31, 1997)

------------------------------------------------------------------
                            CLASS Y
                            (SINCE             S&P 500
                            11/13/96)          INDEX*
------------------------------------------------------------------
1 Year                      28.80%             33.35%
------------------------------------------------------------------
Life of Fund                32.78%             31.07%
------------------------------------------------------------------

* "Standard & Poor's 500," "S&P 500(R)," "S&P(R)," and "500" are registered trademarks of The McGraw-Hill Companies, Inc.


                     30-DAY SEC YIELD AND DISTRIBUTION RATE

30-DAY SEC YIELD measures income earned by a mutual fund and DISTRIBUTION RATE measures the rate that a mutual fund distributes dividends to its shareholders. If a mutual fund consistently distributes dividends at a faster rate than it earns income, the net asset value of the fund's shares will decline. All mutual funds are required to use identical formulas to calculate their 30-day SEC yield and distribution rate, which gives investors a convenient way to compare fund results and practices.

To calculate 30-day SEC yield, a mutual fund divides its annualized net investment income per share earned during a prescribed 30-day period by the maximum offering price per share on the last day of the period.

Distribution rate is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of that period.

30-day SEC yield and distribution rate fluctuate daily and will vary with factors such as interest rates and the quality, length of maturity and type of investments that the fund holds. You can obtain Davis Convertible Securities Fund's most recent 30-day SEC yield and distribution rate by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.


FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee some mutual funds charge to buy shares of a mutual fund.

DEFERRED SALES CHARGE. A fee some mutual funds charge to sell shares of a mutual fund.

EXCHANGE FEE. A fee some mutual funds charge to sell shares in one fund and to buy another fund.

      FEES YOU MAY PAY AS A DAVIS CONVERTIBLE SECURITIES FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------
                                                                     CLASS Y
-------------------------------------------------------------------------------
Maximum sales charge you pay when you buy shares                     None
-------------------------------------------------------------------------------
Maximum deferred sales charge you pay when you sell shares           None
-------------------------------------------------------------------------------
Maximum sales charge you pay on reinvested dividends                 None
-------------------------------------------------------------------------------
Exchange Fee                                                         None
-------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Convertible Securities Fund's net asset value.

DISTRIBUTION FEES. Fees some mutual funds pay to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee).

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
           (DEDUCTED FROM DAVIS CONVERTIBLE SECURITIES FUND'S ASSETS)

-------------------------------------------------------------------------------
                                                                 CLASS Y
-------------------------------------------------------------------------------
Management Fees                                                  0.74%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None
-------------------------------------------------------------------------------
Other Expenses                                                   0.13%
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                 0.87%
-------------------------------------------------------------------------------

* Annualized

    IF I INVEST IN DAVIS CONVERTIBLE SECURITIES FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Convertible Securities Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Convertible Securities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...                       CLASS Y
------------------------------------------------------------------------
1 Year                                                $9
------------------------------------------------------------------------
3 Years                                              $28
------------------------------------------------------------------------
5 Years                                              $48
------------------------------------------------------------------------
10 Years                                            $107
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Convertible Securities Fund since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

This information is unaudited. Davis Convertible Securities Fund's unaudited financial statements are included in the semi-annual report, which is available by request.

The following financial information represents selected data for each share of Class Y capital stock outstanding throughout the period.

[INSERT TABLE]


CLASS Y

                                                                                              NOVEMBER 13, 1996
                                                                                                (COMMENCEMENT
                                                    SIX MONTHS              YEAR               OF OPERATIONS)
                                                       ENDED                ENDED                  THROUGH
                                                   JUNE 30, 1998        DECEMBER 31,            DECEMBER 31,
                                                    (UNAUDITED)             1997                    1996
                                                    -----------             ----                    ----
Net Asset Value,
   Beginning of Period............................   $   25.34            $   21.29              $   21.39
                                                     ---------            ---------              ---------
Income  From Investment  Operations
   Net Investment Income..........................        0.40                 0.69                   0.07
   Net Gains on Securities
      (both realized and unrealized)..............       (0.30)                5.35                   1.44
                                                     ---------            ---------              ---------
         Total From  Investment Operations........        0.10                 6.04                   1.51
                                                     ---------            ---------              ---------
Less Distributions

                                      34


   Dividends (from net investment income).........       (0.21)               (0.69)                 (0.06)
   Distributions (from capital gains).............         -                  (1.22)                 (1.54)

   Distributions (from paid-in capital)...........         -                  (0.08)                 (0.01)
                                                     ---------            ---------              ---------
         Total Distributions......................       (0.21)               (1.99)                 (1.61)
                                                     ---------            ---------              ---------
Net Asset Value, End of Period....................   $   25.23            $   25.34              $   21.29
                                                     =========            =========              =========
Total Return (1)..................................        0.39%               28.80%                  7.01%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).......     $37,817              $36,543                $33,006
   Ratio of Expenses to Average Net Assets........        0.87%*(2)            0.95%                 0.98%*
   Ratio of Net Income to Average  Net Assets.....        3.37%*               3.09%                  3.11%*

   Portfolio Turnover Rate(3).....................        6.54%               23.68%                 43.16%

   Average Commission Rate Per Share(4)...........     $0.0600              $0.0600                $0.0552

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.86% for the six months ended June 30, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*   Annualized

OVERVIEW OF DAVIS GOVERNMENT BOND FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Government Bond Fund's investment objective is current income.

WHAT WE BUY. Davis Government Bond Fund invests primarily in "U.S. Government Securities." There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer).

Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

A portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. The fund also invests in repurchase agreements that are fully secured by U.S. Government Securities, as well as traditional bills, notes and bonds.

SIDEBAR:

A "MORTGAGE-BACKED SECURITY" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

A "COLLATERALIZED MORTGAGE OBLIGATION" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities, or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

A "REPURCHASE AGREEMENT" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time
- at a higher price that incorporates an "interest payment."

Davis Government Bond Fund may use short-term investments for defensive purposes. In the event our portfolio manager anticipates a decline in the government bond market, we may reduce our risk by investing in short-term securities until market conditions improve.

HOW WE SELECT INVESTMENTS. Davis Government Bond Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

The fund typically holds many different types of U.S. Government Securities with varying features. We try to buy securities with a range of maturity dates, interest rates and call (prepayment) provisions. By diversifying among these features, the fund seeks to capture the higher yield of long-term securities and the flexibility of short-term securities.

PRINCIPAL RISKS

Because Davis Government Bond Fund principally holds high quality debt securities, the primary risk of investing in the fund arises from interest rate volatility. There are two ways that changes in interest rates can affect U.S. Government Securities.

First, if a bond pays a fixed interest rate, and market rates increase, the value (and price) of the bond should decline. When interest rates are falling, the value (and price) of bonds should increase. As a result, an increase in market rates should reduce the value of the fund's portfolio and a decrease in rates should have the opposite effect.

Second, changes in market interest rates affect borrowers' decisions about whether or not to prepay their obligations. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing obligations until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their obligations more quickly than usual so that they can refinance at a lower rate. For example, when market rates fall, borrowers in a pool of mortgages that makes up a mortgage-backed security may pay off their loans more quickly than they otherwise would have. A government agency that has the right to "call" (prepay) a fixed rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.


FUND PERFORMANCE

As of June 30, 1998, Davis Government Bond Fund has not yet issued any Class Y shares.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee some mutual funds charge to buy shares of a mutual fund.

DEFERRED SALES CHARGE. A fee some mutual funds charge to sell shares of a mutual fund.

EXCHANGE FEE. A fee some mutual funds charge to sell shares in one fund and to buy another fund.

          FEES YOU MAY PAY AS A DAVIS GOVERNMENT BOND FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------
                                                                       CLASS Y
-------------------------------------------------------------------------------
Maximum sales charge you pay when you buy shares                       None
-------------------------------------------------------------------------------
Maximum deferred sales charge you pay when you sell shares             None
-------------------------------------------------------------------------------
Maximum sales charge you pay on reinvested dividends                   None
-------------------------------------------------------------------------------
Exchange Fee                                                           None
-------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Government Bond Fund's net asset value.

DISTRIBUTION FEES. Fees some mutual funds pay to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee).

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
              (DEDUCTED FROM DAVIS GOVERNMENT BOND FUND'S ASSETS)

-------------------------------------------------------------------------------
                                                                    CLASS Y
-------------------------------------------------------------------------------
Management Fees                                                     0.50%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           None
-------------------------------------------------------------------------------
Other Expenses                                                      0.96%
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    1.46%
-------------------------------------------------------------------------------

*  Annualized

** As of June 30, 1998, the Davis Government Bond Fund did not have any outstanding Class Y shares. Therefore, annual fund operating expenses were estimated.


        IF I INVEST IN DAVIS GOVERNMENT BOND FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Government Bond Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in Davis Government Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...                       CLASS Y
------------------------------------------------------------------------
1 Year                                              $15
------------------------------------------------------------------------
3 Years                                             $46
------------------------------------------------------------------------
5 Years                                             $80
------------------------------------------------------------------------
10 Years                                            $175
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Government Bond Fund since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

OVERVIEW OF DAVIS GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Government Money Market Fund's objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

WHAT WE BUY. Davis Government Money Market Fund invests exclusively in "U.S. Government Securities" and repurchase agreements secured by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer).

A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time
- at a higher price that incorporates an "interest payment." Davis Government Money Market Fund only invests in repurchase agreements when the underlying securities are U.S. Government Securities.

HOW WE SELECT INVESTMENTS. Davis Government Money Market Fund favors securities issued or secured by U.S. Government agencies because those securities typically pay a higher rate than securities issued or secured directly by the U.S. Treasury. We maintain liquidity and preserve capital by carefully monitoring the duration of our investments. Our portfolio has a dollar weighted average maturity of 90 days or less.

PRINCIPAL RISKS

Because Davis Government Money Market Fund invests exclusively in U.S. Government Securities, it incurs a minimum of credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. However, there is always some risk that the issuer of a security held by the fund will fail to make a payment when it is due. Some of the agency-issued securities in the fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

The primary risk of investing in Davis Government Money Market Fund is interest rate volatility. If a bond pays a fixed interest rate, and market rates increase, the value (and price) of the bond should decline. When interest rates are falling, the value (and price) of bonds should increase. As a result, an increase in market rates should reduce the value of the fund's portfolio and a decrease in rates should have the opposite effect.

In order to minimize the effect of interest rates on the fund's securities, we only buy securities that will mature in 397 days or less, or that meet other stringent requirements. In addition, the dollar weighted average maturity for the portfolio as a whole is 90 days or less.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, investors can lose money. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

As of June 30, 1998, Davis Government Money Market Fund has not yet issued any Class Y shares.

FEES AND EXPENSES

[DESIGN NOTE: The following explanations must be next to the fee chart.]

FRONT-END SALES CHARGE. A fee some mutual funds charge to buy shares of a mutual fund.

DEFERRED SALES CHARGE. A fee some mutual funds charge to sell shares of a mutual fund.

EXCHANGE FEE. A fee some mutual funds charge to sell shares in one fund and buy shares in another fund.

      FEES YOU MAY PAY AS A DAVIS GOVERNMENT MONEY MARKET FUND SHAREHOLDER
                      (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------
                                                                    CLASS Y
------------------------------------------------------------------------------
Maximum sales charge you pay when you buy shares                    None
------------------------------------------------------------------------------
Maximum deferred sales charge you pay when you sell shares          None
------------------------------------------------------------------------------
Maximum sales charge you pay on reinvested dividends                None
------------------------------------------------------------------------------
Exchange Fee                                                        None
------------------------------------------------------------------------------

[NOTE TO DESIGN TEAM: the following explanations must go next to the "Operating Expenses" table.]

MANAGEMENT FEES. Costs to manage a mutual fund's portfolio and to administer its business affairs. This fee is a percentage of Davis Government Money Market Fund's net asset value.

DISTRIBUTION FEES. Fees some mutual funds pay to sell and distribute shares and to provide services to shareholders (also known as a 12b-1 fee).

OTHER EXPENSES. The most significant fees in this category are those to attorneys, accountants, directors and the custodian and transfer agent (State Street Bank and Trust Company).

TOTAL ANNUAL OPERATING EXPENSES. The percentage of the fund's average net assets that are used each year to pay expenses (also known as the expense ratio).

                         ANNUAL FUND OPERATING EXPENSES
                       FOR SIX MONTHS ENDED JUNE 30, 1998
          (DEDUCTED FROM DAVIS GOVERNMENT MONEY MARKET FUND'S ASSETS)

-----------------------------------------------------------------------------
                                                                 CLASS Y
-----------------------------------------------------------------------------
Management Fees                                                  0.48%
-----------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None
-----------------------------------------------------------------------------
Other Expenses                                                   0.08%
-----------------------------------------------------------------------------
Total Annual Operating Expenses*                                 0.56%
-----------------------------------------------------------------------------

*  Annualized.

** As of June 30, 1998, Davis Government Money Market Fund did not have any outstanding Class Y shares. Therefore, annual fund operating expenses were estimated.

    IF I INVEST IN DAVIS GOVERNMENT MONEY MARKET FUND, WHAT WILL IT COST ME?

Here is an example of what your costs might be if you invest in Davis Government Money Market Fund. It is designed to help you compare investing costs with other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs-based on these assumptions-would be:

------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN, OR                    CLASS Y
STILL HOLD YOUR SHARES AFTER,...
------------------------------------------------------------------------
1 Year                                               $6
------------------------------------------------------------------------
3 Years                                             $18
------------------------------------------------------------------------
5 Years                                             $31
------------------------------------------------------------------------
10 Years                                            $70
------------------------------------------------------------------------

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to the six Davis Series Funds. This section shows how each fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of each fund is provided in the Davis Series Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, LP
Referred to throughout this prospectus as "Davis Selected Advisers" 124 East Marcy Street
Santa Fe, NM 87501

    o    Provides investment advice for each of the Davis Series Funds.

    o    Manages the business affairs for each Davis Series Fund.

    o    Provides day-to-day administrative services.

    o Serves as investment adviser for all of the Davis Funds, other mutual funds and other institutional clients.

    o Each Davis Series Fund pays an annual adviser fee (based on average net assets). For specific information about the adviser fee that any Davis Series Fund pays, please refer to description of that fund under the heading "Fees and Expenses."


INVESTMENT SUB-ADVISERS

DAVIS SELECTED ADVISERS-NY, INC.
Referred to throughout this prospectus as "Davis Selected Advisers-NY" 609 Fifth Avenue
New York, NY 10017

    o Performs investment management and research services for the Davis Series Funds and other institutional clients.

    o    Wholly owned subsidiary of Davis Selected Advisers.

    o Annual Fee: Davis Selected Advisers pays the fee, not the various funds.

TANAKA CAPITAL MANAGEMENT, INC.
230 Park Avenue, Suite 1432
New York, NY 10169

    o Performs research and other portfolio services for Davis Growth Opportunity Fund.

    o    Makes investment decisions for Davis Growth Opportunity Fund.

    o Provides day-to-day administrative services for Davis Growth Opportunity Fund.

    o Annual Fee: Davis Selected Advisers pays the fee, not Davis Growth Opportunity Fund.


DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
124 East Marcy Street
Santa Fe, NM 87501

    o Oversees purchases of shares for the Davis Series Funds, and promotional activities for all of the Davis Series Funds.

    o    Wholly owned subsidiary of Davis Selected Advisers.

    o Serves as distributor for all of the Davis Funds and other mutual funds managed by Davis Selected Advisers.


BOARD OF DIRECTORS

The Board of Directors of each individual Davis Series Fund has general supervisory responsibilities of the fund and supervises the investment adviser's duties.


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Also referred to as "State Street Bank and Trust"
P.O. Box 8406
Boston, MA 02266-8406

    o    Prices each Davis Series Fund daily.

    o    Holds share certificates and other assets of the various Davis Series
         Funds.

    o    Maintains records of each fund's shareholders.

    o    Issues and cancels share certificates.

    o    Supervises the payment of dividends.


YEAR 2000 AND EURO CONVERSION

            Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services ("Service Providers") utilize systems that may be affected by change from the year 1999 to the year 2000. Specifically, older computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Also, on January 1, 1999, eleven of the fifteen members states of the European Union are scheduled to convert to a common currency called the "Euro". Difficulties with Year 2000 and Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. In response to these potential problems, the Service Providers have advised the Funds that they are actively working on necessary computer system changes in preparation for the Year 2000 and Euro Conversions. The Funds have been informed that the Service Providers' computer systems and those of third parties with whom they work, will be adapted in time for these two events. Nonetheless, there remains the possibility that companies in which the Funds invest may experience difficulties with Year 2000 and Euro Conversions which may negatively effect their market value.

Who the Portfolio Managers Are

SHELBY M.C. DAVIS
Responsibilities:

    o    Chief Investment Officer of Davis Selected Advisers.

    o    President of all the Davis Funds.

Other Experience:

    o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.

    o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

FOR THE GROWTH OPPORTUNITY FUND
GRAHAM Y. TANAKA
Responsibilities:

    o    Portfolio Manager of the Growth Opportunity Fund since January 1987.

    o    CEO and controlling shareholder of Tanaka Capital Management since
         1990.

FOR THE FINANCIAL FUND
CHRISTOPHER C. DAVIS
Responsibilities:

    o    Manager or Co-Portfolio Manager of the fund since inception.

    o Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    o Assistant portfolio manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:

    o    Co-Portfolio Manager of the fund since May 1997.

    o    Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    o    Research analyst at Davis Selected Advisers since December 1994.

    o Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

FOR THE REAL ESTATE FUND
ANDREW A. DAVIS
Responsibilities:

    o    Manager or Co-Portfolio Manager of the fund since inception.

    o    Also manages or co-manages other Davis equity funds.

Other Experience:

    o Vice President and head of convertible securities research at PaineWebber, Incorporated for six years.

FOR THE CONVERTIBLE SECURITIES FUND
ANDREW A. DAVIS

Mr. Davis has been Manager or Co-Portfolio Manager of the fund since inception. The rest of Mr. Davis' background and experience are described above under the heading "For the Real Estate Fund."

FOR THE GOVERNMENT BOND FUND
CAROLYN H. SPOLIDORO
Current Responsibilities:

    o    Manager of the fund since 1995. Also manages other Davis bond funds.

Other Experience:
       Has worked for Davis Selected Advisers since 1985.

FOR THE DAVIS GOVERNMENT MONEY MARKET FUND
CAROLYN H. SPOLIDORO

    o Ms. Spolidoro has been Manager of the fund since 1987. The rest of Ms. Spolidoro's background and experience are described above under the heading "For the Government Bond Fund."


[BOXED]
OUR CODE OF ETHICS

We allow the officers and employees of the Davis Series Funds, Davis Selected Advisers and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions, listed in our company Code of Ethics.

ONCE YOU INVEST IN ONE OF THE DAVIS SERIES FUNDS

This section describes what happens to your money once it is invested: how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

As an investor in any Davis Series Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the investments owned by the particular fund in which you invest.

Each business day, we determine the value of each Davis Fund's shares by adding up the total value of the fund's investments plus other assets (such as cash), subtracting the fund's liabilities, and dividing the result by the total number of fund shares outstanding. This share figure is known as the net asset value
(NAV).

Net asset value for all of the Davis Funds is determined each day the Funds are open for business. A business day is defined as any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Time, whichever comes first.

The net asset value of all Davis Fund shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to value the securities in the individual Davis Series Funds:

    o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

    o Over-the-counter securities are valued at the average of closing bid and asked prices.

    o Debt securities maturing in 60 days or less are usually valued at an amortized (gradually reduced) cost.

    o Longer-term debt securities may be valued by an independent pricing service.

    o Securities with unavailable market quotations and other assets are valued at "fair value"-which is determined or directed by the Board of Directors of the fund that holds them.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the fund's Board of

Directors believes will cause a material deviation between the amortized cost of the fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.

[SIDEBAR]
QUOTATIONS
The bid price is the highest price a prospective buyer is prepared to pay for a security. The asked price is the lowest price acceptable to a prospective seller. The average of these two prices is known as a quote or quotation.

OVER THE COUNTER SECURITIES
Over the counter securities are not listed or traded on an organized exchange. They are bought and sold by dealers connected by telephones and computer networks.

NET INVESTMENT INCOME
Net investment income is income received by a fund from company dividends and interest on securities investments, minus management fees and all other expenses.

HOW WE PAY EARNINGS

There are two ways you can receive payments from a Davis Series Fund:

    o DIVIDENDS. Distributions to shareholders of net investment income and short term capital gains on investments.

    o CAPITAL GAINS. Profits received by a fund from the sale of securities held for the long-term, which are then distributed to shareholders.

If you would like information about when a particular Davis Series Fund pays dividends and distributes capital gains, if any, please call 1-800-279-2279.

Unless you choose otherwise, each Davis Series Fund automatically reinvests your dividends and capital gains in additional fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Application Form (or on Form W-9) that your Taxpayer Identification Number is correct and you are not subject to backup withholding (which means that you are paying back taxes for failing to report all interest and dividends).

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, the Davis Funds are required by law to withhold a portion of any distributions you may receive-and send it to the U.S. Treasury.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

    o If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

    o If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gains distribution.

These payments may be taxed at different rates, depending on the length of time your fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid- regardless of whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of any mutual fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from any Davis Series Fund.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis, you can add to--or withdraw from--your initial purchase. This section provides an overview of the types of transactions you can perform as a shareholder of the Davis Series Funds. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

YOU CAN OPEN AN ACCOUNT IF:

    o You invest at least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

    o You invest at least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

    o You invest with an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

(chart)
BUYING SHARES

There are several ways you can buy Fund shares:

1. BY WIRE. You may buy shares at any time by wiring federal funds directly to our service provider, State Street. Before wiring an initial investment, the institutional shareholder or wrap program sponsor must call our distributor, Davis Distributors, at 1-800-279-0279 to let them know the fund and share class you will be buying. To ensure that the purchase is credited properly, follow these wire instructions:

      State Street Bank and Trust Company,
      Boston, MA 02210
      Attn.: Mutual Fund Services
      THE DAVIS SERIES, INC.
      Shareholder Name,
      Shareholder Account Number,
      Federal Routing Number 011000028,
      DDA Number 9904-606-2

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust. If you have a purchase form provided by State Street, include it with the check. If you do not have a form, include a letter with your check stating the name of the fund and that the investment should be made in Class Y shares. If you know your account number, include it on the check.

            Regular Mail
            ------------
            State Street Bank and Trust Company
            c/o Davis Funds
            P.O. Box 8406
            Boston, MA 02266-8406

            Overnight Mail
            --------------
            State Street Bank and Trust Company
            c/o Davis Funds
            66 Brooks Drive
            Braintree, MA 02184

3. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service or commission for buying these shares.

    Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.


    WHEN YOUR TRANSACTIONS ARE PROCESSED

    The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

    For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

    o    Receive your order before 4 p.m. Eastern Time.
    o    Promptly transmit the order to State Street Bank and Trust.


    BUYING MORE SHARES

    You can buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25.

    When you purchase shares by mail, send a check payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the fund and the class of shares you wish to buy. If you know your account number, include it on the check.

    When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

    Special Note for Wrap Program Investors

    Be aware that both Class A and Class Y shares are available by the Fund at net asset value to your sponsor. However, Class A shares are subject to additional expenses, and sponsors of wrap programs who buy Class A shares are generally entitled to commissions. If your sponsor has selected Class A shares, you should discuss these charges and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders. For more information on these fees and expenses, you can request the prospectus covering Class A shares by calling Davis Distributors at 1-800-279-0279.


    SELLING SHARES

    You may sell back all or part of your shares to the Davis Series Fund in which you invest (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail, or through a dealer.

    When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign a request.

    When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

    Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. You will not be allowed to sell shares that have been paid for by check until the shares have been in your account for fifteen days.


    WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

    o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

    o Ordinarily, you only need a medallion signature guarantee on a share certificate, stock power, or redemption request for sales of more than $50,000. However, if you have made any changes to the Application Form since your account was opened, or if your address of record has changed in the last 30 days, you will need a medallion signature for all sales.

    o If a certificate was issued for the shares you wish to sell, the certificate must by signed by the owner(s) and sent to State Street Bank and Trust along with the redemption request.

    o    A sale may produce a gain or loss. Gains may be subject to tax.


    MEDALLION SIGNATURE GUARANTEE

    A written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is(are) valid. Unfortunately, no other form of signature verification can be accepted.


    STOCK POWER

    A letter signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group.


    SPECIAL SALE SITUATIONS

    o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

    o The Davis Series Funds may make sales payments in securities if the Davis Series Funds' Board of Directors decides that making cash payments would harm the Fund.


    EXCHANGING SHARES

    You can transfer Class Y shares of the Davis Series Funds to Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone (to accounts with identical registrations), by dealer or by mail. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received by 4 p.m. Eastern Time. However, if your exchange involves a large sale, the transfer may take one to seven days.

    For more information on exchanging shares by telephone, see "Transactions By Telephone" at the end of this section.

    When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares are also being sold for cash and would otherwise require a medallion signature guarantee.

    When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

    Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. For federal income tax purposes, exchanges between funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

    There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.


    YOU CAN MAKE EXCHANGES AMONG ANY OF THE FOLLOWING DAVIS FUNDS:
    EQUITY FUNDS
    Davis New York Venture Fund
    Davis Growth Opportunity Fund
    Davis Financial Fund
    Davis International Total Return Fund
    Davis International Growth Fund

    GROWTH & INCOME FUNDS
    Davis Growth & Income Fund
    Davis Real Estate Fund
    Davis Convertible Securities Fund

    BOND FUNDS
    Davis Intermediate Investment Grade Bond Fund
    Davis Tax-Free High Income Fund
    Davis Government Bond Fund

    GOVERNMENT MONEY MARKET FUND
    Davis Government Money Market Fund


    TRANSACTIONS BY TELEPHONE

    A benefit of investing through Davis Funds is that you can use our telephone system to sell or exchange shares. If you do not wish to have this option activated for your account, you must note this on your Application Form.

    When you call 1-800-279-0279, you can make a sale or exchange in two ways:

    o You can speak directly with a representative during business hours (7 a.m. to 4 p.m. Mountain Time).

    o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.


    [SET OFF]
    YOU CAN USE DAVIS DIRECTACCESS TO:

    o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

    o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

    o    SELL AND EXCHANGE SHARES.

    o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

    o    REQUEST LITERATURE ABOUT ANY DAVIS FUND.


    If you wish to sell shares by phone and receive a check in the mail:

    o    The maximum amount that can be issued is $25,000.

    o    The check can only be issued to the registered account owner.

    o    The check must be sent to the address on file with Davis.

    o    Your current address must be on file for 30 days.

    When you sell or exchange shares over the telephone, you agree that the Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification (your account or Social Security number) and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

    Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by phone.

[INSIDE BACK COVER]

THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined over the last 25 years by his son, Shelby M.C. Davis, who is now Chief Investment Officer of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our Web site.

[DESIGN ISSUE: WILL THE SECTION BELOW BE PERFED?]

                            ADDRESS AND PHONE GUIDE

--------------------------------------------------------------------------------
OUR TELEPHONE NUMBER                         OUR INTERNET ADDRESS
1-800-279-0279                               http://www.davisfunds.com
--------------------------------------------------------------------------------
OUR MAILING ADDRESS
Davis Distributors
124 East Marcy Street
Santa Fe, New Mexico 87501
--------------------------------------------------------------------------------
OUR SERVICE PROVIDER'S REGULAR               OUR SERVICE PROVIDER'S OVERNIGHT
MAILING ADDRESS                              MAILING ADDRESS
State Street Bank and Trust Company          State Street Bank and Trust Company
c/o Davis Funds                              c/o Davis Funds
P.O. Box 8406                                66 Brooks Drive
Boston, MA 02266-8406                        Braintree, MA 02184

--------------------------------------------------------------------------------

[BACK COVER]

OTHER FUND DOCUMENTS

For more information about any Davis Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports.

A STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the fund and its management and operations. The Annual REPORT discusses the market conditions and investment strategies that significantly affected fund performance during the last year. The Semi-ANNUAL REPORT updates information provided in the Annual Report for a next six month period. The Statement of Additional Information and Annual Report Davis Series Funds have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

    o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday-Friday, 7 a.m. to 4 p.m. Mountain Time.

    o    VIA THE INTERNET. Visit the SEC web site (WWW.SEC.GOV).

    o FROM THE SEC. The SEC's Public Reference Room in Washington, D.C. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

    o    BY MAIL. Specify the document you are requesting when writing to us.

                                  DAVIS FUNDS
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

Investment Company Act File No. 811-2679

                      STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER XX, 1998


                         DAVIS GROWTH OPPORTUNITY FUND
                              DAVIS FINANCIAL FUND
                             DAVIS REAL ESTATE FUND
                       DAVIS CONVERTIBLE SECURITIES FUND
                           DAVIS GOVERNMENT BOND FUND
                       DAVIS GOVERNMENT MONEY MARKET FUND


                                    PART OF
                               DAVIS SERIES, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED DECEMBER XX, 1998 AND THE CLASS Y PROSPECTUS DATED DECEMBER XX, 1998. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

EACH FUND'S MOST RECENT ANNUAL 965891325REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES, AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                               TABLE OF CONTENTS
                                                                           PAGE

Section I:  Investment Strategies and Restrictions.........................  4

             Investment Objective and Policies.............................  4
             Portfolio Securities..........................................  5

                          Equity Securities
                          Banking and Financial Services Industries
                          Real Estate Securities and REITs
                          Convertible Securities
                          Foreign Securities
                          Bonds & Other Debt Securities
                          Government Securities
                          High Yield, High-risk Debt Securities

             Other Investment Policies..................................... 13
             Portfolio Transactions........................................ 16
             Investment Restrictions....................................... 18

Section II:  Key Persons................................................... 21

             Organization of the Company................................... 21
             Directors and Officers........................................ 22
             Directors Compensation Schedule............................... 24
             Certain Shareholders of the Fund.............................. 24
             Investment Advisory Services.................................. 28
             Distribution of Company Shares................................ 31
             Other Important Service Providers............................. 34


Section III:  Purchase, Exchange and Redemption of Shares.................. 34

             Purchase of Shares............................................ 34
                            General
                            Alternative Purchase Arrangements
                               Class A Shares
                               Class B Shares
                               Class C Shares
                               Class Y Shares

             Special Services.............................................. 40
                          Prototype Retirement Plans
                          Automatic Investment Privilege
                          Dividend Diversification Program
                          Telephone Privilege

             Exchange of Shares............................................ 41
                          General
                           By Telephone
                           Automatic Exchange Program

             Redemption of Shares.......................................... 42
                          General
                           Expedited Redemption Privilege
                            By Telephone
                           Automatic Withdrawal Plan
                            Involuntary Redemption
                            Subsequent Repurchase


Section IV:  General Information........................................... 45

             Determining the Price of Shares............................... 45
             Year 2000 and Euro Conversion Issues.......................... 46
             Dividends and Distributions................................... 47
             Federal Income Taxes.......................................... 48
             Performance Data.............................................. 48

Appendix A: Quality Ratings of Debt Securities............................. 53
Appendix B: Term and Conditions for a Statement of Intention............... 55

Section I:  Investment Strategies and Restrictions


                       INVESTMENT OBJECTIVES AND POLICIES

            DAVIS GROWTH OPPORTUNITY FUND. The investment objective of Davis Growth Opportunity Fund is growth of capital. It invests primarily in common stocks and other equity securities. The Fund's principal risks are the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in foreign securities and attempt to reduce currency fluctuation risks by engaging in related hedging transactions. These investments involve special risk factors.

            DAVIS FINANCIAL FUND. The investment objective of Davis Financial Fund is growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking and financial services industries. The banking industry includes commercial and industrial banks, savings and loan associations and their holding companies. The financial services industry includes consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. Davis Financial Fund generally will invest a minimum of 25% of its total assets in investments in each of these two industries. The Fund's principal risks are market risk and company risk. Because Davis Financial Fund concentrates its investments in the banking and financial services industries it may be affected by economic or regulatory developments in, or related to, those market sectors. The Fund may also invest in foreign securities.

            DAVIS REAL ESTATE FUND. The investment objective of Davis Real Estate Fund is total return through a combination of growth and income. It seeks to achieve this objective by investing primarily in equity securities of companies principally engaged in, or related to, the real estate industry or which own significant real estate assets, or which primarily invest in real estate financial instruments. Normally, at least 65% of its total assets will be so invested. It does not invest directly in real estate. Davis Real Estate Fund's principal risks are market risk, company risk, and the risk of having a concentrated real estate portfolio. The Fund may invest in foreign securities or in high yield, high-risk debt securities, which may involve additional risk.

            DAVIS CONVERTIBLE SECURITIES FUND. The investment objective of Davis Convertible Securities Fund is total return. It seeks this objective through a combination of current income and capital appreciation. It invests in a portfolio consisting primarily of convertible debt and equity securities. Normally it will invest at least 65% of its total assets in convertible securities. It may also invest in other securities, including common and preferred stock, non-convertible corporate debt securities, U.S. Government securities and short-term money market instruments (including repurchase agreements). The Fund's principal risks are those of equity securities (market and company risk) and fixed income risk (credit risk and interest rate risk). Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership as well as the risks that traditional lenders face. The Fund may invest in foreign securities or in high yield, high-risk debt securities, which may involve additional risk.

            DAVIS GOVERNMENT BOND FUND. The investment objective of Davis Government Bond Fund is current income. It invests in debt securities which are obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). It also may invest in repurchase agreements involving such securities. Davis Government Bond Fund's principal risk is changes in interest rates. Investments held by Davis Government Bond Fund generally reflect market fluctuations. In particular, the value of the Fund's investments usually changes inversely to interest rate changes. Mortgage related securities (including collateralized mortgage obligations) may constitute a large or the largest portion of the Fund's investments. Changes in the level of interest rates may effect extension risk and prepayment risk of mortgage related securities.

            DAVIS GOVERNMENT MONEY MARKET FUND. The investment objective of Davis Government Money Market Fund is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements involving such securities. The Fund's principal risk is changes in interest rates. The Fund minimizes this risk by maintaining an average maturity of 90 days or less. Davis Government Money Market Fund normally has a stable net asset value with yield fluctuating with short-term interest rates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

            An investment in the Funds may not be appropriate for all investors and short-term investing is discouraged.


                              PORTFOLIO SECURITIES

            The principal securities which the Funds invest in are described below.

            EQUITY SECURITIES. Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Convertible Securities Fund ("Davis Equity Funds") invest primarily in equity securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks, and securities with equity conversion or purchase rights. Davis Equity Funds (other than Davis Convertible Securities Fund) usually purchase common stock. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Funds' results will be related to the overall market for these securities. There is no limit on the percentage of its assets which the Funds may invest in equity securities.

            The equity of smaller companies are subject to additional risks. Smaller companies are usually less established and less diversified than larger companies, and have fewer resources available to take advantage of opportunities or overcome challenges.

            Davis Financial Fund and Davis Real Estate Fund concentrate their investments in specific industries. This concentration is expected to cause the performance of these funds to be closely tied to the performance of the industries which they concentrate in.

            Primary Risks. Events which have a negative impact on a business will probably be reflected in a decline in their equity securities. Furthermore, when the stock market declines most equity securities, even those issued by strong companies, are likely to decline in value.

            BANKING AND FINANCIAL SERVICES INDUSTRIES. During normal market conditions Davis Financial Fund concentrates 25% or more of its total assets in obligations of domestic and foreign companies in each of the banking and financial services industries. The other Davis Equity Funds may also invest a portion of their assets in the banking and financial services industries if the Adviser believes that such investments will contribute to the Funds' investment objectives. For purposes of defining concentration, Davis Financial Fund will consider an issuer to be deemed "principally engaged" in the area of concentration if operations in the identified areas comprise more than 50% of the issuer's assets or revenues on a consolidated basis. Companies in the banking industry include U.S. and foreign commercial and industrial banking and savings institutions (including their parent holding companies). Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies (including multi-line, property, casualty and life insurance companies) and insurance holding companies. As a result of such concentration, the Fund's portfolio may be subject to greater risks than a portfolio without such a concentration, especially with respect to those risks associated with regulatory developments in or related to such industries.

            Primary Risks. By concentrating its investments in the banking and financial services industries, Davis Financial Fund is particularly vulnerable to events effecting those industries.

            Banking Industry. Commercial banks (including "money center," regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy), and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

            Broadening bank powers, including the ability to engage in multi-state operations while permitting diversification of operations, also could expose banks to well-established competitors in new areas of operations. The broadening of regional and national interstate powers and the aggressive expansion of larger publicly held foreign banks may result in increased competition and a decline in the number of publicly traded regional banks.

            Financial Services Industry. Many of the investment considerations discussed in connection with banks and savings associations also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to Government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings), and failures of reinsurance carriers.

            Other Considerations. Regulations of the Securities and Exchange Commission limit investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. The Competitive Equality Banking Act of 1987 requires that with respect to at least 75% of the total assets of any fund investing in bank securities, no more than 5% of total assets may be invested in a single issuer. The Fund intends to comply with these restrictions.

            REAL ESTATE SECURITIES AND REITS. During normal market conditions Davis Real Estate Fund invests at least 65% of its total assets in real estate securities and REITs. The other Davis Equity Funds may also invest a portion of their assets in real estate securities and REITs if the Adviser believes that such investments will contribute to the Funds' investment objectives.

            Real estate securities are issued by companies which have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. None of the Funds invest directly in real estate. Real estate companies include real estate investment trusts ("REITs"), or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

            Primary Risks. Real estate securities and REITs are subject to risks associated with the direct ownership of real estate. The Funds could also be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

            Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified, and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940. Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through either of the Funds, a shareholder will bear not only his proportionate share of the expense of the Fund, but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high yield, high-risk securities discussed below.

            CONVERTIBLE SECURITIES. During normal market conditions Davis Convertible Securities Fund invests at least 65% of its total assets in convertible securities. The other Davis Equity Funds may also invest a portion of their assets in convertible securities if the Adviser believes that such investments will contribute to the Funds' investment objectives.

            Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or upon the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security may also be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by one of the Funds is called for redemption, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it.

            Primary Risks. Convertible bonds, debentures, and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating, and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high yield, high-risk securities. A more complete discussion of these risks is provided below in the sections entitled "Bonds and Other Debt Securities" and "High Yield, High-risk Debt Securities."

            Due to its conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase, but will generally not increase to the same extent as the underlying common stocks.

            Fixed-income securities are generally considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities, and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Due to its conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase, but will generally not increase to the same extent as common stocks.

            FOREIGN SECURITIES. Each of the Davis Equity Funds may invest in foreign securities. Foreign securities are: (1) issued by companies organized under the laws of a foreign country; (2) principally traded in securities markets outside of the U.S.; (3) issued by companies earning at least 50% of their revenues or profits outside of the U.S.; or (4) issued by companies having at least 50% of their assets outside of the U.S. ("foreign securities"). Foreign securities include equity securities, real estate securities, convertible securities, and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S. registered investment companies investing primarily in foreign securities. When the Funds invest in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

            Primary Risks. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less information publicly available about foreign securities and securities markets, and there may be less Government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion, and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

            BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by each of the Funds to increase current income or to diversify their investment portfolios. The U.S. Government, corporations, and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.

            Primary Risks. Bonds and other debt securities are generally considered to be interest rate sensitive. The market value of the Funds' investments will change in response to changes in interest rates. During periods of falling interest rates, the value of debt securities held by the Funds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

            GOVERNMENT SECURITIES. Davis Government Bond Fund invests principally in debt securities which are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Davis Government Money Market Fund invests exclusively in U.S. Government Securities and related repurchase agreements. Each of the other Funds may also invest a portion of their assets in U.S. Government bonds if the Adviser believes that such investments will contribute to the Funds' investment objectives.

            Davis Government Money Market Fund limits the average maturity of its investment portfolio to 90 days or less. Davis Government Bond Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of Davis Government Money Market Fund's portfolio and Davis Government Bond Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for Davis Government Money Market Fund and from one year to five years, for example, for Davis Government Bond Fund), and at other times may be relatively long (up to 90 days for Davis Government Money Market Fund and over 10 years, up to 30 years, for Davis Government Bond Fund). Davis Government Money Market Fund strives to maintain a constant net asset value per share of $1.00. There is no guarantee that the Fund will be successful. Davis Government Bond Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when Davis Government Bond Fund's average portfolio maturity is longer. The portfolio is likely to be primarily invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes, or to accommodate inflows of cash awaiting more permanent investment, it may also invest in short-term money market instruments, including repurchase agreements.

            There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

            When the Adviser deems that higher yields are obtainable through investments in mortgage related securities and that the yield advantage offsets the uncertainties of the timing of principal payments, Davis Government Bond Fund may be significantly invested in mortgage related securities. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by Davis Government Bond Fund to purchase additional GNMA Certificates or other U.S. Government Securities.

            Davis Government Bond Fund may also invest in pools of mortgages which are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

            It may also invest in a collateralized mortgage obligation ("CMO"). A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities, or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Davis Government Bond Fund invests only in CMOs which are obligations of, or guaranteed by the U.S. Government, its agencies, or instrumentalities such as the FNMA or the FHLMC.

            CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments are typically used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and lower yield while those with longer maturities typically have higher volatility and higher yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

            Investment by the Funds in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involves other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Funds' ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Funds to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

            In selecting CMOs, the Adviser seeks a favorable yield relative to risk and considers purchase price, interest rates, total rates of return, prepayment rates, average life, duration and volatility, and compares these with other mortgage-backed investments and U.S. Government Securities.

            The guarantees of the U.S. Government, its agencies and instrumentalities, are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Funds are not guaranteed and will fluctuate with the value of the Funds' portfolios. Generally when the level of interest rates rise, the value of a Fund's portfolio is likely to decline and when the level of interest rates decline, the value of a Fund's portfolio is likely to rise.

            The Funds may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in a Fund's current income, and in its holding of debt securities which sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of two securities prove to be incorrect, a Fund's potential income and capital gain will be reduced or its potential loss will be increased.

            HIGH YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds, and other debt securities which the Funds may invest in may include high yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D rated securities of issuers in default. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section entitled "Quality Ratings of Debt Securities." Davis Real Estate Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase, or if such purchase would then cause 30% or more of the Fund's net assets to be invested in such lower rated securities. Davis Convertible Securities Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower rated securities. Davis Growth Opportunity Fund and Davis Financial Fund generally restrict investments in high yield, high-risk securities to 5% of the Fund's net assets or less.

            Primary Risks. While likely to have some quality and protective characteristics, high yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

            High yield, high-risk debt securities are subject to greater price volatility than higher rated securities, tend to decline in price more steeply than higher rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Funds to dispose of particular issues and may cause the Funds to incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Funds to sell high yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions which, if exercised when investment rates are declining, could result in the replacement of such securities with lower yielding securities, resulting in a decreased return. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet taxable distribution requirements.

            The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic and industry conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower rated bonds, and the high yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high yield, high-risk securities, net asset value will be adversely affected.

            The high yield, high-risk bond market comprised a small piece of the general bond market until the middle 1980's when issuance increased dramatically. Since that time, the high yield, high-risk bond market has experienced only one recessionary environment, but has never been exposed to a significant increase in interest rates. During the economic downturn that was experienced, prices of high yield, high-risk bonds declined and defaults rose. Future economic downturns and/or significant increases in interest rates are likely to have a negative effect on the high yield, high-risk bond market, and consequently on the value of these bonds, as well as increase the incidence of defaults on such bonds.

            High yield, high-risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding, high-risk bonds often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high yield, high-risk bonds may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding bonds because such bonds are generally unsecured and are often subordinated to other creditors of the issuer. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Funds experience unexpectedly large net redemptions, it may be forced to sell high yield, high-risk bonds out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's net assets. Since some of the Fund's expenses are fixed, this could also reduce the Fund's rate of return.

            The Funds may have difficulty disposing of certain high yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high-risk bonds, the

Funds anticipate that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Funds' assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Funds purchase illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

            Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Funds will be likely to replace such bonds with lower yielding bonds resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities, and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Funds may obtain no return at all on its investment. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

            Federal tax legislation limits the tax advantages of issuing certain high yield, high-risk bonds. This could have a materially adverse effect on the market for high yield, high-risk bonds.

            Portfolio Composition. As of June 30, 1998 Davis Real Estate Fund had less than 5% of its total assets invested in high yield, high risk securities and does, not presently intend to have over 5% of its assets invested in such securities in the near future. The table below reflects Davis Convertible Securities Fund's portfolio quality rating as of June 30, 1998. The table reflects the percentage of total net assets represented by fixed income securities rated by Moody's or S&P, by unrated fixed income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality rating will change over time.

  PORTFOLIO COMPOSITION OF THE DAVIS CONVERTIBLE SECURITIES FUND PORTFOLIO BY
        QUALITY RATING AS A PERCENTAGE OF TOTAL ASSETS AT JUNE 30, 1998

                                                     FUND'S ASSESSMENT            GENERAL DEFINITION
MOODY'S S&P RATING CATEGORY         PERCENTAGE     OF UNRATED SECURITIES            OF BOND QUALITY
---------------------------         ----------     ---------------------            ---------------

Aaa/AAA    .........................   0.50%                 -                 Highest quality
Aa/AA      .........................   3.36%                 -                 High quality
A/A        .........................   2.65%                 -                 Upper medium grade
Baa/BBB    .........................   7.84%                 -                 Medium grade
Ba/BB      .........................   5.37%               4.15%               Some speculative elements
B/B        .........................   4.33%                 -                 Speculative
Caa/CCC            .................   0.27%                 -                 More speculative
Ca,C/CC,C,D.........................   -                     -                 Very speculative, may be in default
Not Rated...........................   4.15%                 -                 Not rated by Moody's or S&P

Common and Convertible
   Preferred Stock..................  51.85%                 -
Short-term Investments..............  19.05%
Other assets less liabilities.......   0.63%
                                      ------                                   ----------------------------
                                        100%               4.15%

            The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.


                           OTHER INVESTMENT POLICIES

            The Funds have adopted the following investment policies.

            TEMPORARY DEFENSIVE INVESTMENTS. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. Davis Government Money Market Fund continuously invests exclusively in short-term U.S. Government securities and repurchase agreements.

            REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement, as referred to herein, involves a sale of securities to a Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Funds seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

            The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third party custodian bank issues the cash upon purchase of the securities used as collateral, and also holds the securities. The Funds will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 15% of the value of their net assets (10% for Davis Government Money Market Fund) to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Funds' limitation on illiquid securities.

            HEDGING FOREIGN CURRENCY RISKS. Davis Equity Funds may invest a portion of their assets in foreign securities. To attempt to reduce exposure to currency fluctuations due to investments in foreign securities, the Davis Equity Funds may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Davis Equity Funds and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized, that is, entering into a hedge transaction in respect to a different foreign currency than the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, no Davis Equity Fund will engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of its total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's or the Sub-Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved, or losses may be realized, and thus the Davis Equity Funds could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Davis Equity Funds than if they had not entered into such contracts. When taking a position in an anticipatory hedge (when the Davis Equity Funds purchase a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Davis Equity Funds are required to set aside cash or high-grade liquid securities to fully secure the obligation.

            A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Davis Equity Funds a position in a negotiated, currently non-regulated market. A Davis Equity Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser or Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, either Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser or Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, either Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Davis Equity Funds may, in the alternative, enter into a forward contract in respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser or Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

            The Davis Equity Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Davis Equity Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Davis Equity Funds are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Davis Equity Funds would utilize options traded on exchanges where the options are standardized.

            The Davis Equity Funds may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Davis Equity Funds will be traded on U.S. or foreign exchanges or over-the-counter.

            The Davis Equity Funds may also purchase securities (debt securities or deposits) which have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Davis Equity Funds will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. Neither Fund will enter into a currency hedging position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities, options or futures positions, or (ii) cash, receivables, and short-term debt securities with a value sufficient to cover its potential obligations. The Davis Equity Funds will comply with requirements established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if so required, will set aside liquid securities in a segregated account with its custodian bank in the amount prescribed. The Davis Equity Funds' custodian will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

            The Davis Equity Funds' ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Davis Equity Funds over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Davis Equity Funds would have to be exercised in order for the Davis Equity Funds to realize any profit, and (ii) the Davis Equity Funds may not be able to sell currencies covering an option written by the Davis Equity Funds until the option expires, or it delivers the underlying futures currency upon exercise. Therefore, no assurance can be given that the Davis Equity Funds will be able to utilize these instruments effectively for the purposes set forth above. The Davis Equity Funds' ability to engage in currency hedging transactions may be limited by tax considerations.

            The Davis Equity Funds' transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Davis Equity Funds as ordinary or capital, and the timing and amount of any income or loss to the Davis Equity Funds. This, in turn, could affect the character, timing and amount of distributions by the Davis Equity Funds to shareholders. The Davis Equity Funds may be limited in its foreign currency transactions by tax considerations.

            RESTRICTED AND ILLIQUID SECURITIES. The Funds may invest in restricted securities which are subject to contractual restrictions on resale. The Funds' policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Funds' net assets (10% of Davis Government Money Market Fund) would then be illiquid.

            The restricted securities which the Funds may purchase include securities which have not been registered under the 1933 Act, but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Funds' Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Funds are illiquid, and, thus subject to the Funds' policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

            WRITING COVERED OPTIONS. For income or hedging purposes, the Funds (other than Davis Government Money Market Fund) may write covered call options on their portfolio securities and purchase call options in closing transactions. The Funds may suffer an opportunity loss if the value of the underlying security should rise above the strike price of the call option before the option expires. The Funds do not currently intend to engage in any such transaction if it would cause more than 10% of total assets to be subject to options.

            A covered call option gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months, in return for the payment to the writer upon the issuance of the option of an amount called the "premium." A commission may be charged in connection with the writing of the option. The premium received for writing a call option is determined by the option markets. The premium paid, plus the exercise price, will always be greater than the market price of the underlying securities at the time the option is written. By writing a covered call option, a Fund foregoes, in exchange for the premium, the opportunity to profit from an increase in the market value of the underlying security above the exercise price, if the option is exercised. The call obligation is terminated upon exercise of the call option, expiration of the call, or when the Fund effects a closing purchase transaction. A closing purchase transaction is one in which the writer purchases another call option in the same underlying security (identical as to exercise price, expiration date and number of shares). The writer thereby terminates its obligation and substitutes the second writer as the obligor to the original option purchaser. A closing purchase transaction would normally involve payment of a brokerage commission. During the remaining term of the option, if a Fund cannot enter into a closing purchase transaction, that Fund would lose the opportunity for realizing any gain over and above the premium through sale of the underlying security, and if the security is declining in price that Fund would continue to experience such decline.


                             PORTFOLIO TRANSACTIONS

            Davis Selected Advisers, L.P. ("Adviser") Davis Selected Advisers-NY, Inc. ("Sub-Adviser"), and Tanaka Capital Management, Inc. ("Tanaka") are responsible for the placement of portfolio transactions for Davis Growth Opportunity Fund. The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions for each of the other Funds. The Adviser's, Sub-Adviser's and Tanaka's actions are subject to the supervision of the Board of Directors. The Funds have adopted a policy to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Funds' investment objectives, the Funds may trade to some degree in securities for the short-term if the Adviser or Sub-Adviser believes that such trading is advisable.

            In placing executions and paying brokerage commissions, the Adviser, Sub-Adviser and/or Tanaka considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Funds and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's, Sub-Adviser's and/or Tanaka's staff. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser, Sub-Adviser or Tanaka, by or through brokers who effect portfolio transactions for the Funds, may be used in servicing other accounts managed by the Adviser, and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Funds. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Funds may be taken into account as a factor in the placement of portfolio transactions.

            On occasions when the Adviser, Sub-Adviser or Tanaka deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser, Sub-Adviser or Tanaka may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser, Sub-Adviser, or Tanaka in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund, but the Adviser, Sub-Adviser or Tanaka deem that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

            The Adviser, Sub-Adviser and Tanaka believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser, Sub-Adviser and Tanaka by corroborating data and enabling the Adviser, Sub-Adviser and Tanaka to consider the views, information, and analyses of other research staffs. Such views, information, and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices, and obtaining information on the activities of other institutional investors. The Adviser, Sub-Adviser and Tanaka research, at their own expense, each security included in, or being considered for inclusion in, the Funds' portfolios. As any particular research obtained by the Adviser, Sub-Adviser or Tanaka may be useful to the Funds, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Funds, will not attempt to allocate, or require the Adviser, Sub-Adviser or Tanaka to allocate, the relative costs or benefits of research.

            The Funds paid the following brokerage commissions:

                                                            Six months
                                                            ended              Fiscal year ended
                                                            June 30            December 31
                                                            1998               1997                1996
Davis Growth Opportunity Fund
brokerage commissions paid                                  $ 22,763           $ 44,081            $ 14,490
amount paid to brokers providing research                     100.00%             83.81%              92.75%
brokerage commissions paid
to Shelby Cullom Davis & Co.(1)                             $      0           $      0            $      0

Davis Financial  Fund
brokerage commissions paid                                  $329,742           $250,113            $ 58,435
amount paid to brokers providing research                      98.18%             98.94%              73.89%
brokerage commissions paid
to Shelby Cullom Davis & Co. (1)                            $ 23,800           $ 28,260            $  1,200


Davis Real Estate  Fund
brokerage commissions paid                                  $378,798           $291,541            $ 49,848
amount paid to brokers providing research                     100.00%            100.00%              55.28%
brokerage commissions paid
to Shelby Cullom Davis & Co. (1)                            $  7,020           $  2,454            $      0

Davis Convertible Securities  Fund
brokerage commissions paid                                  $ 50,005           $ 68,913            $ 58,057
amount paid to brokers providing research                      98.80%             98.26%              49.98%
brokerage commissions paid
to Shelby Cullom Davis & Co. (1)                            $      0           $      0            $    372

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the six months ended June 30, 1998 Shelby Cullom Davis & Co. executed the following percentages of the funds total transactions involving commissions:


                                     % of Total   % of Aggregate Transactions
                                     Commissions     Involving Commissions

Davis Growth Opportunity Fund            N/A                    N/A
Davis Financial Fund                     7.22%                11.97%
Davis Real Estate Fund                   1.85%                 1.91%
Davis Convertible Securities Fund        N/A                    N/A

            Because of the Funds' investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%.

            Davis Government Bond Fund and Davis Government Money Market Fund have not paid brokerage commissions during any of these fiscal years. Generally, securities these two Funds are purchased from and sold to securities dealers on a principal basis without commissions. Such transactions may involve profit to the dealer involved.


                            INVESTMENT RESTRICTIONS

         The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets. Securities received upon conversion, or exercise of warrants, or subscription rights and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.

         The Funds share certain fundamental investment restrictions. In addition, certain Funds also have special fundamental investment restrictions.

FUNDAMENTAL INVESTMENT RESTRICTIONS COMMON TO ALL OF THE FUNDS

1. Commodities and Commodities Contracts. The Funds may not purchase or sell commodities or commodity contracts, except that the Funds other than the Davis Government Bond Fund and Davis Government Money Market Fund may invest in contracts in respect to foreign currencies for hedging (risk reduction) purposes.

2. Real Estate. The Funds other than the Davis Government Money Market Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein, but will not otherwise invest in real estate. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.) The Davis Government Money Market Fund may not invest in real estate, interests therein, or real estate investment trusts.

3. Diversification. The Funds other than the Davis Government Money Market Fund may not purchase more than 10% of any one class of an issuer's securities, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements relating thereto, certificates of deposit or the like, bankers' acceptances or bank repurchase agreements. For purposes of this restriction, all debt securities of an issuer are deemed to comprise a single class. The Davis Government Money Market Fund, may not purchase more than 10% of the outstanding debt securities (other than U.S. Government Securities and repurchase agreements related thereto) of any one issuer.

    The Funds may not purchase the securities (other than U.S. Government Securities or repurchase agreements related thereto) of any issuer if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer; except that up to 25% of the value of the total assets of Davis Financial Fund, Convertible Securities Fund and Davis Real Estate Fund may be invested without regard to this 5% limitation. This restriction does not apply to the Davis Government Money Market Fund.

4. Options. The Funds may not invest in or write puts, calls or combinations thereof ("option transactions"), except that a Fund other than the Davis Government Money Market Fund may (a) write calls so long as at the time of so doing the security underlying the call is listed on a national securities exchange, the call is issued by the Options Clearing Corporation and is traded on a registered securities exchange, such calls do not exceed 10% of that Fund's total assets and are covered calls, (b) make closing purchase transactions in order to close out outstanding call options previously written by a Fund and, (c) engage in option transactions in respect of foreign currencies for hedging purposes. (The convertible feature of convertible securities are not deemed to be puts, calls or combinations thereof.) With respect to the Davis Government Money Market Fund, it may not invest in puts, calls, straddles, spreads or any combination thereof.

7. Unseasoned Issuers. The Funds may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of a Fund's total assets would then be invested in such securities. This does not apply to the Davis Government Bond Fund or the Davis Government Money Market Fund which both invest in U.S. Government Securities or to investments made by the Davis Real Estate Fund in real estate investment trusts ("REITs").

8. Other Registered Investment Companies. The Funds may not buy securities of other registered investment companies, except that Funds other than Davis Government Bond Fund and Davis Government Money Market Fund may invest in
    (i) shares of investment companies investing primarily in foreign securities provided that such purchase does not cause a Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the value of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company. All Funds may acquire securities of other registered companies as a part of a merger, consolidation, reorganization or acquisition of assets.

9. Purchases on Margin, Short Sales. The Funds may not purchase securities on margin, make short sales of securities or maintain a short position, except that (i) all Funds except the Davis Growth Opportunity Fund and Davis Government Money Market Fund may engage in such investments when at the time of sale a Fund has, by reason of its ownership of other securities, the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration, and such other securities are retained so long as the Fund is in a short position, and
    (ii) These restrictions do not apply to transactions in respect to foreign currencies for hedging purposes.

10. Investing for Control. The Funds may not invest for the purpose of exercising control or management of other companies.

11. Borrowing Money, Pledging Assets. The Funds, other than the Davis Government Money Market Fund, may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of a Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Funds may not pledge or hypothecate any of their assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of a Fund's total assets (excluding the amount borrowed) at the time of such borrowing. These restrictions do not apply to the use of margin deposits in connection with transactions in foreign currencies for hedging purposes. The Davis Government Money Market Fund may not borrow, except from banks for extraordinary emergency purposes in amounts not exceeding 25% of the value of its total assets (including the amount borrowed), and may pledge or hypothecate assets not exceeding 10% of the value of its net assets (including any amount borrowed) in connection with such borrowing. Both limits are calculated as of the time of such borrowing.

12. Affiliated Ownership. The Funds may not buy or continue to hold securities if any officers or directors of the Company, the Adviser, or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

13. Underwriting Securities. The Funds do not engage in the underwriting of securities; however, the Funds may technically be considered "underwriters" if they sell restricted securities.

14. Loans. The Funds may not make loans except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives and policies.

15. Concentration.

    (a) Concentration, Davis Growth Opportunity Fund and Davis Government Bond Fund. Neither Davis Growth Opportunity Fund nor Davis Government Bond Fund may purchase the securities of issuers conducting their principal business activities in the same industry, if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of its total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries and, as to finance companies, personal credit and business credit will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements with respect thereto, certificates of deposit or the like, bankers' acceptances and bank repurchase agreements.

    (b) Concentration, Davis Financial Fund. The Davis Financial Fund may not invest less than 25% of its total assets (except investments for temporary defensive periods) in companies principally engaged in each of the banking and financial services industries. Companies in the banking industry include U.S. and foreign commercial and industrial banking and savings institutions (including their parent holding companies). Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance and insurance holding companies.

    Except for companies in the industries identified above, the Davis Financial Fund may not purchase the securities of issues conducting their principal business activities in the same industry if immediately after such purchase the value of the Davis Financial Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such Government Securities.

    (c) Concentration, Davis Convertible Securities Fund. Davis Convertible Securities Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Davis Convertible Securities Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such Government securities.

    (d) Concentration, Davis Real Estate Fund. Davis Real Estate Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such government securities or investments in securities of companies in the real estate industry or which own significant amounts of real estate or have products or services relating to the real estate industry.

SPECIAL FUNDAMENT INVESTMENT RESTRICTIONS:

1. Arbitrage. Neither Davis Growth Opportunity Fund nor Davis Government Bond Fund may engage in arbitrage transactions.

2. Maturity. The Davis Government Money Market Fund may not purchase any security which has a maturity date exceeding that prescribed in Rule 2a-7 under the Investment Company Act of 1940.

3. Restricted Securities. The Davis Government Money Market Fund may not invest in restricted securities; provided, however, that this restriction shall not apply to repurchase agreements.

4. Oil, Gas, Minerals. The Davis Government Money Market Fund may not invest in oil, gas or other mineral exportations or development programs.

         NON-FUNDAMENTAL POLICIES COMMON TO ALL OF THE FUNDS. In addition to the foregoing restrictions, the Funds have adopted certain non-fundamental investment policies, which may be changed without shareholder approval including the following:

1.  Senior Securities. The Funds may not issue senior securities.

2. Illiquid Securities. The Funds may not purchase illiquid securities if more than 15% of the value of the Fund's net assets (10% of Davis Government Money Market Fund) would be invested in such securities.


Section II:  Key Persons
------------------------

                          ORGANIZATION OF THE COMPANY

            THE COMPANY. Davis Series Fund, Inc. ("Company") is an open-end, diversified, management investment company incorporated in Maryland in 1976 and registered under the Investment Company Act of 1940. The Company is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers six series, Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund, and Davis Government Money Market Fund (a "Fund" or the "Funds"). On November 1, 1995, the Company changed its name from Retirement Planning Funds of America, Inc., to Davis Series, Inc.

            FUND SHARES. The Funds may issue shares in different classes. The Funds shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the funds' shares represent an interest in the assets of the fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan, which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the directors of the Company. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

            In accordance with Maryland law and the Company's By-laws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.


                             DIRECTORS AND OFFICERS

            The Company's Board of Directors is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Company, on behalf of the Funds, and those companies that furnish services to the Funds965742053. The names and addresses of the directors and officers of the Funds are set forth below, together with their principal business affiliations and occupations for the last five years. The asterisk following the names of Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis indicates that they are considered to be "interested persons" of the Company, as defined in the Investment Company Act. As indicated below, certain directors and officers of the Company hold similar positions with the following funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Tax-Free High Income Fund, Inc., and Davis International Series, Inc. (collectively the "Davis 965742402Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly, First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser. Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, L.P.; Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Dr. S.E., Albuquerque, NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LEROY E. HOFFBERGER (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director and President, CPC, Inc. (a real estate company); Director and Vice President, Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank, and formerly, Director and President, O-W Fund, Inc. (a private investment fund).

LAURENCE W. LEVINE (4/9/31), Walsh & Levine 40 Wall Street, 21st, Floor, New York, NY 10005. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly, Vice President of Goldman Sachs & Company (investment banker).

SHELBY M.C. DAVIS (3/20/37), 4135 North Steers Head Road, Jackson Hole, WY 83001. President of the Fund and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* 124 East Marcy Street, Santa Fe, NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant. Former Vice President and head of convertible security research, PaineWebber, Incorporated.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Ave, New York, NY 10017. Director and Vice President of the Company and each of the Davis Funds; Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, L.L.965742481C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

CAROLYN H. SPOLIDORO (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President, Venture Advisers, Inc.

SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President of Venture Advisers, Inc. Former Unit Manager with Investors Fiduciary Trust Company.

THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, LLC Former Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

ARTHUR DON (9/24/53), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

            The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services.

                        DIRECTORS COMPENSATION SCHEDULE

            During the fiscal year ended December 31, 1997, the compensation paid to the directors who are not considered to be interested persons of the Company was as follows:

                               AGGREGATE COMPANY            TOTAL
     NAME                         COMPENSATION       COMPLEX COMPENSATION*
     ----                         ------------       ---------------------
Wesley E. Bass                      $10,980                $31,675
Marc P. Blum                         10,300                 29,400
Jerry D. Geist                       10,200                 29,050
D. James Guzy                        10,350                 29,550
G. Bernard Hamilton                  10,250                 33,200
LeRoy E. Hoffberger                  10,300                 29,350
Laurence W. Levine                   10,300                 29,350
Christian R. Sonne                   10,300                 29,400
**Edwin R. Werner                    10,250                 29,200

* Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser.

**  Mr. Werner retired from the Board of Directors effective 12/31/97.


                   CERTAIN SHAREHOLDERS OF THE FUND

            As of September 2, 1998, officers and directors owned the following percentages of each Class of shares issued by the Funds

                                        Class A    Class B    Class C    Class Y

Davis Growth Opportunity Fund           2.196%       *          *          *
Davis Government Bond Fund                   *       *          *          *
Davis Government Money Market Fund      2.137%       *          *          *
Davis Financial Fund                    4.030%       *          *          *
Davis Convertible Securities Fund       3.176%       *          *          *
Davis Real Estate Fund                  3.210%       *          *          *

* indicates that officers and directors owned less than 1% of the outstanding shares of the indicated Class of shares.

            The following table sets forth, as of September 2, 1998, the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any Class of either of its Funds. The Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

CLASS A SHARES
                                                               PERCENT OF CLASS
NAME AND ADDRESS                                                  OUTSTANDING
----------------                                               ----------------

DAVIS FINANCIAL FUND

Shelby Cullom Davis & Co.                                            17.41%
Investment #3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Merrill Lynch Pierce Fenner & Smith                                   9.18%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS REAL ESTATE FUND

Charles Schwab and Co., Inc.                                         15.06%
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner & Smith                                   6.47%
Mutual Fund Operations
4800 Deerlake Dr. East, 2nd Floor
Jacksonville,  FL  32264-6484

Prudential Securities, Inc.                                           5.63%
Attn: Mutual Funds
One New York Plaza
New York, NY  10004-1902

DAVIS CONVERTIBLE SECURITIES FUND

Shelby Cullom Davis & Co.                                            15.89%
Investment #3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Charles Schwab and Co., Inc.                                          6.56%
Special Custody Account
For the Benefit of its Customers
101 Montgomery Street
San Francisco, CA  94104-4122

The Bank of New York, TRS for                                         5.19%
Shelby Cullom Davis
FBO the Bank of New York as Pledgee
One Wall Street
New York, NY  10005-2501

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                                   8.40%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT MONEY MARKET FUND

Shelby Cullom Davis & Co.                                            69.32%
Investment #3
609 5th Avenue, 11th Floor
New York, NY  10017-1021


CLASS B SHARES


DAVIS GROWTH OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                                   8.10%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                                  33.48%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                                  26.81%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Merrill Lynch Pierce Fenner & Smith                                  31.41%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                                  38.39%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES


DAVIS GROWTH OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                                  15.67%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                                  49.24%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                                  27.89%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Merrill Lynch Pierce Fenner & Smith                                  41.07%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                                  69.74%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT MONEY MARKET FUND

State Street Bank & Trust Co.                                         6.77%
Cust. for the 403B Plan of
Joyce B. Aiken
3774 W. Buena Vista Avenue
Fresno, CA  93711-0110


CLASS Y SHARES

DAVIS GROWTH OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                                  99.98%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                                  98.05%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS REAL ESTATE FUND

Naidot & Co.                                                         66.09%
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095

Kuwait Fund for ARAB Economic Development                            25.94%
P.O. Box 2921
Safat, Kuwait 13030

Merrill Lynch Pierce Fenner & Smith                                   6.90%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Naidot & Co.                                                         93.15%
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095

Merrill Lynch Pierce Fenner & Smith                                   6.46%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                                 100.00%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


                          INVESTMENT ADVISORY SERVICES

            Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser for each of the Funds. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the investment and business operations of the Funds. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Funds' shares. Davis Selected Advisers-NY, Inc., ("DSA-NY") a wholly owned subsidiary of the Adviser, performs investment management and research services for the Funds on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis International Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American

Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis Funds and the Selected Funds.

            Tanaka Capital Management, Inc. ("Tanaka") serves as the Sub-Adviser of Davis Growth Opportunity Fund under a sub-advisory agreement. Tanaka manages Davis Growth Opportunity Fund's investment portfolio on a daily basis. When this Statement of Additional Information speaks of investment decisions being made by the Adviser, Sub-Adviser or Tanaka, subject to the Adviser's oversight, is making such investment decisions on behalf of Davis Growth Opportunity Fund. Davis Growth Opportunity Fund pays no fees directly to Tanaka. The Adviser pays Tanaka fees equal to 0.30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net asset and 0.25% of such Fund assets over $100 million with a minimum annual fee of $100,000. However, Tanaka's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund.

            ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, each Fund pays the Adviser a fee according to the following schedule:

            Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Convertible Securities Fund each pay the Adviser a monthly fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million.

            Davis Government Bond Fund pays the Adviser a fee at the annual rate of 0.50% of total net assets. Davis Government Money Market Fund pays the Adviser 0.50% on the first $250 million of average net assets; 0.45% on the next $250 million of average net assets; and 0.40% on average net assets in excess of $500 million.

            These fees may be higher than that of most other mutual funds, but is not necessarily higher than that paid by funds with similar objectives. The Funds also reimburse the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Adviser and not the Funds.

            Advisory fees are allocated among each Class of shares in proportion to each Classes' relative total net assets.

            The Funds paid the following aggregate advisory fees to the
Adviser:

                                                 Year Ended December 31

                                             1997         1996        1995
                                             ----         ----        ----
Davis Growth Opportunity Fund             $  660,606  $  465,709   $ 413,012
Davis Financial Fund                       1,930,789     700,862     516,765
Davis Real Estate Fund                     1,217,004     286,302     197,296
Davis Convertible Fund                       800,976     494,195     399,922
Davis Government Bond Fund                   144,613     200,005     283,797
Davis Government Money Market Fund         2,085,736   1,825,917   1,480,642

            The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Funds which are discussed above under "Portfolio Transactions."

            In accordance with the provisions of the Investment Company Act of 1940, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Company's Board of Directors, the vote of the holders of a majority of the Funds outstanding shares, or the Adviser. The continuance of the Advisory Agreement must be approved at least annually by the Funds Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

            Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws.
Each fund reimburses the Adviser for providing certain services. Such reimbursements are detailed below:

                                                                 Year ended December 31:
                                                              1997        1996        1995
                                                              ----        ----        ----
Davis Growth Opportunity Fund
accounting and administrative services                      $17,835     $15,996     $15,498
qualifying shares for sale with state agencies                9,996       9,000       8,250
shareholder services                                          5,963       6,058       8,713

Davis Financial  Fund
accounting and administrative services                      $18,543     $15,996     $13,998
qualifying shares for sale with state agencies                9,996       9,000       8,250
shareholder services                                         22,076       4,328       3,276

Davis Real Estate  Fund
accounting and administrative services                      $21,418     $12,000     $11,001
qualifying shares for sale with state agencies                9,996       9,000       8,250
shareholder services                                         15,130       2,702       1,992

Davis Convertible Securities  Fund
accounting and administrative services                      $20,414     $15,996     $13,998
qualifying shares for sale with state agencies                9,996       9,000       8,250
shareholder services                                          6,557       1,421       1,284

Davis Government Bond Fund
accounting and administrative services                      $11,665     $17,004     $17,004
qualifying shares for sale with state agencies                9,996       9,000       8,250
shareholder services                                         14,364       4,291       7,567

Davis Government Money Market Fund
accounting and administrative services                      $27,086     $12,000     $11,499
qualifying shares for sale with state agencies                9,996       9,000       8,250
shareholder services                                         19,072      12,905      11,580

            CODE OF ETHICS. The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates, with access to information regarding securities transactions of the Funds. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the fund has a pending buy or sell order, (ii) which the fund is considering buying or selling, or (iii) which the fund purchased or sold within seven calendar days.

                         DISTRIBUTION OF COMPANY SHARES

            DISTRIBUTION PLANS. Class A, Class B, and Class C shares have each adopted Distribution Plans under which each fund (other than Davis Government Money Market Fund) 966504436reimburses the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Funds' Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

            CLASS A SHARES. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Funds' Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Funds. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

            CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Distributor to officers, directors, and full-time employees of the fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

            CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

            CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, either fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the fund. The Distributor intends to seek full payment from the Funds of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Funds are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Company, who are not interested persons of the Distributor or the Company and have no direct or indirect financial interest in the Class B Distribution Plan (the "Independent Directors"). If any Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. The total carryover payments for each Fund, as of June 30, 1998, are detailed below.

            DAVIS GOVERNMENT MONEY MARKET FUND. With respect to Davis Government Money Market Fund, the Distribution Plan for each class of shares does not provide for any amounts to be paid by the Fund directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee for distribution to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

            ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

            The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

            DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the funds and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

            In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Davis Funds managed by the Adviser during a specified period of time.

            Shares of the Funds may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Funds under the Glass-Steagall Act would have no material adverse effects on the funds. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

            THE DISTRIBUTOR. Davis Distributors, LLC, ("the Distributor"), 124 East Marcy, Santa Fe, New Mexico, 87501 is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the funds shares on a continuing basis pursuant to a Distributing
Agreement. Pursuant to the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the funds shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

            The Distributor or the Adviser, in its capacity as distributor, received total sales charges (which the Funds do not pay) on the sale of Class A shares:

                                                Fiscal year ended December  31:
                                               1997          1996          1995
                                               ----          ----          ----
Davis Growth Opportunity  Fund              $442,713      $ 74,530       $33,104
  Amount reallowed to dealers                376,768        57,376        27,799

Davis Financial   Fund                     3,657,273       167,334        81,236
  Amount reallowed to dealers              3,081,777       134,887        68,404

Davis Real Estate  Fund                    2,339,674       317,436        16,112
  Amount reallowed to dealers              1,973,114       262,083        13,561

Davis Convertible Securities Fund            691,313        52,343        41,669

                                      32

  Amount reallowed to dealers                583,729        41,837        32,782

Davis Government Bond  Fund                   39,183        18,190        11,063
  Amount reallowed to dealers                 33,094        14,870         9,298

Davis Government Money Market Fund does not charge a sales load for any class of shares.

            The Distributor or the Adviser, in its capacity as distributor, also received compensation on redemptions and repurchases of shares. For the year ended December 31, 1997, the Distributor received the following amounts as compensation on redemptions and repurchases:

                                Class A Shares   Class B Shares   Class C Shares
                                --------------   --------------   --------------
Davis Growth Opportunity Fund         N/A            $39,106         $    52
Davis Financial Fund                  N/A             86,917           2,468
Davis Real Estate Fund                N/A             47,264             N/A
Davis Convertible Fund                N/A              4,715             160
Davis Government Bond Fund            N/A             17,294             N/A

Davis Government Money Market Fund does not receive compensation on redemptions and repurchases.

            The Distributor or the Adviser, in its capacity as distributor, received the following amounts as reimbursements under the Distribution Plans. Most of these sums were reallowed to selling broker-dealers.

                                                  Year ended  December 31:
                                               1997        1996        1995
                                               ----        ----        ----
Davis Growth Opportunity  Fund
  Class B Shares                              368,796     277,701     270,982
  Class C Shares                                5,131        N/A         N/A

Davis Financial  Fund
  Class B Shares                              580,951      32,304       3,473
  Class C Shares                               34,391        N/A         N/A

Davis Real Estate Fund
  Class B Shares                              415,127      20,407       1,102
  Class C Shares                               13,032        N/A         N/A

Davis Convertible Securities  Fund
  Class B Shares                              87,537        8,209         660
  Class C Shares                              11,296         N/A         N/A

Davis Government Bond Fund
  Class B Shares                              89,889      104,536     126,585
  Class C Shares                                 460         N/A         N/A

            With respect to shares of Davis Government Money Market Fund, for the years ended December 31, 1996 and 1995, the Adviser paid $3,507 and $11,871, respectively, to qualified dealers out of its own resources, as provided in the current Distribution Plan.

            The Distributor intends to seek payment from Class B shares and Class C shares of each Fund for the cumulative commissions earned by the Distributor on the sale of the Funds' Class B shares and Class C shares, reduced by cumulative commissions paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. As of December 31, 1997, the cumulative total of these carryover payments were:

                                              Class B shares     Class C shares
                                              --------------     --------------
Davis Opportunity Growth  Fund                  $  585,849          $  20,361
Davis Financial  Fund                            6,274,938            150,916
Davis Real Estate  Fund                          3,704,502             66,532
Davis Convertible Securities  Fund               1,233,089             51,667
Davis Government Bond Fund                         416,424                170

                       OTHER IMPORTANT SERVICE PROVIDERS

            CUSTODIAN. State Street Bank and Trust Company ("State
Street" or "Custodian"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Company's assets. The Custodian maintains all of the instruments representing the Company's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Company assets in payment of the Fund's expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

            AUDITORS. KPMG Peat Marwick, 707 17th Street,
Suite 2300, Denver, Colorado 80202, serves as independent auditors for each of the funds. The audit includes examination of annual financial statements furnished to shareholders and filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Audit Committee of the Board of Directors. In addition, the auditors review federal and state income tax returns and related forms.

            COUNSEL. D'Ancona & Pflaum, 30 N. LaSalle Street, Suite 2900, Chicago, IL. 60602, serves as counsel to the Company and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.


Section III: Purchase, Redeem and Exchanging Shares
---------------------------------------------------

                          PURCHASE OF SHARES

            GENERAL. You can purchase Class A, Class B, or Class C shares of either fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

            There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Funds. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. Shareholders whose Davis Government Money Market Fund accounts are established for distributions of earnings or principal from a unit investment trust sponsored by Clayton Brown & Associates, Inc. may make initial and subsequent investments of amounts below the stated minimum.

            The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

            The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                          State Street Bank and Trust Company,
                          Boston, MA  02210
                          Attn.: Mutual Fund Services
                          DAVIS SERIES, INC
                          (Please Specify Fund)
                          Shareholder Name,
                          Shareholder Account Number,
                          Federal Routing Number 011000028,
                          DDA Number 9904-606-2

            After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form that State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the applicable fund. If you know your account number, you should also provide it to State Street.

            CERTIFICATES. The Company does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawals Plan. In no event, however, will the Davis Government Money Market Fund issue a certificate since all shares must be uncertificated to use the check writing or pre-designated account payment privileges. The Company does not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Company by State Street. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


                        ALTERNATIVE PURCHASE ARRANGMENTS

            Each fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. The four classes of the Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, upon their exchange into shares of other Davis Funds (see "Exchange of Shares"). Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."

            Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Company will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Company will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

            CLASS A SHARES. Class A shares of Davis Government Money Market Fund are sold at net asset value. Class A shares of the other Funds are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the table below.

                                                                                    Customary
                                    Sales Charge             Charge as         Concession to Your
                                    as Percentage     Approximate Percentage  Dealer as Percentage
Amount of Purchase                of Offering Price     of Amount Invested      of Offering Price
------------------                -----------------     ------------------      -----------------
$99,999 or less.................       4-3/4%                   5.0%                     4%
$100,000 to $249,999............       3-1/2%                   3.6%                     3%
$250,000 to $499,999............       2-1/2%                   2.6%                     2%
$500,000 to $749,999............           2%                   2.0%                 1-3/4%
$750,000 to $999,999............           1%                   1.0%              3/4 of 1%
$1,000,000 or more..............           0%                   0.0%                    0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

   Purchase Amount                                              Commission
   ---------------                                              ----------
  First  $3,000,000............................................    .75%
  Next   $2,000,000............................................    .50%
  Over   $5,000,000............................................    .25%

            Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Company and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

            REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the funds' Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

            (1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

            (2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions for a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the funds Class

A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

            Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the funds shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

            No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

            If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

            If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

            A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

            (3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

            For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds, except Davis Government Money Market Fund) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

            (4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

            If a "single purchaser" decides to buy a funds Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis Growth Opportunity Fund's Class A shares and $150,000 in the Class A shares of Davis Financial Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

            Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Company's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

            Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis Government Bond Fund and Davis Financial Fund and

Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

            In all the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

            (5) ISSUANCE OF SHARES AT NET ASSET VALUE. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. A sales charge is not imposed on these transactions either because of the purchaser deals directly with the funds (as in employee purchases) or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

            (6) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

            (7) SALES AT NET ASSET VALUE. The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons;
(3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Funds Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts, are linked to the master account of such investment advisor or financial planner, on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in fund shares through a broker or agent. The Funds may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

            CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Company imposes a deferred sales charge on Class B shares of all the Funds except the Davis Government Money Market Fund. The charge is 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Funds which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Funds will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase;

2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and, no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

            Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

            CLASS B SPECIAL DISTRIBUTION ARRANGEMENTS. Class B shares of the Fund are made available to Retirement Plan Participants such as 401K or 403B Plans at NAV with the waiver of Contingent Deferred Sales Charge ("CDSC") if:

(i) the Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

            Retirement Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion. The Funds may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

            CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

            The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

            Under a program with Prudential Securities, Inc. ("PruArray"), the Distributor will not advance a 1% commission at the time of purchase, no contingent deferred sales charge is assessed and the 12b-1 fee is paid directly to PruArray.

            CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares or (b) certain shares with respect to which the Funds did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

            The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawals plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawals plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Company to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

            CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions) acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

            Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.



                                SPECIAL SERVICES

            PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Company for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Company and other Davis Funds as their investment vehicle. State Street acts as custodian or trustee for such plans, and charges the participant $10 to establish each account and an annual maintenance fee of $10 per social security number. Such fees will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to such time.

            AUTOMATIC INVESTMENT PLAN. You may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Funds shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived, if pursuant to the automatic investment plan, the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 4th and 28th day of each month. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Plan at any time. If you desire to utilize this plan, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Automatic Investment Plan.

            DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Dividend Diversification Program.

            TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.


                               EXCHANGE OF SHARES

            GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, each Fund, except the Davis Government Money Market Fund is intended as a long-term investment and is not intended for short-term trading. Shares of a particular class of a fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

            Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange. Class A shares of the Davis Government Money Market Fund which are purchased for cash may be exchanged for any class of any Davis Fund. However, exchanges of Class A shares of the Davis Government Money Market Fund into Class A shares of another Davis Fund will be made at the public offering price of the acquired shares (which includes the applicable front-end sales load) unless such shares were acquired by exchange of shares on which you have already paid a sales charge.

            Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

            An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same fund is not a taxable event.

            The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Company reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

            SEGREGATION OF DAVIS GOVERNMENT MONEY MARKET FUND SHARES. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of the Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in the Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account which are free of segregation. See "Check Writing Privilege" under "Redemption of Shares - Davis Government Money Market Fund."

            BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

            AUTOMATIC EXCHANGE PROGRAM. The Company also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.


                              REDEMPTION OF SHARES

            GENERAL. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

            Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

            If shares to be redeemed are represented by a certificate, the certificate must be signed by the owner or owners and must be sent to State Street with the request.

            For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be medallion signature guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. A medallion signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts, or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

            Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

            Redemptions are ordinarily paid to you in cash. However, the Company's Board of Directors is authorized to decide if conditions exist making cash payments undesirable, (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

            Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

            DAVIS GOVERNMENT MONEY MARKET FUND. You may request redemption of part or all of your in the Davis Government Money Market Fund by mail by sending your request to State Street Bank and Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. You may also redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street will send payment for the Davis Government Money Market Fund shares redeemed within three business days, but in no event, later than seven days, after receipt of a redemption request in proper form. Redemption of the Davis Government Money Market Fund shares which were acquired by exchange from shares subject to a contingent deferred sales charge may be subject to such a charge. Shares exchanged into Davis Government Money Market Fund are subject to segregation to assure payment of any sales charges that may be due upon redemption.

            DAVIS GOVERNMENT MONEY MARKET FUND CHECK WRITING PRIVILEGE, CLASS A SHARES. For Davis Government Money Market Fund (Class A shares only) accounts other than retirement plans and IRAs, State Street will provide, upon request, forms of drafts to be drawn on your regular account that will clear through State Street. These drafts may be made payable to the order of any person in any amount not less than $100. When a draft is presented to State Street for payment, State Street will redeem a sufficient number of full and fractional shares in your account to cover the amount of the draft. This enables you to continue earning daily income dividends until the draft has cleared.

            If you elect to use this method of redemption, please so signify on the Check Writing Privilege Form. You will be subject to State Street's rules and regulations governing such drafts, including the right of State Street not to honor drafts in amounts exceeding the value of the regular account at the time they are presented for payment. Drafts in excess of the value of the Davis Government Money Market Fund regular account cannot be honored by redemption of any other Fund account. The Company and State Street reserve the right to modify or terminate this service at any time.

            A shareholder may issue a "Stop Payment" on any draft by calling State Street at (617) 847-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street with respect to their regular checking accounts.

            EXPEDITED REDEMPTION PRIVILEGE. Investors with accounts other than prototype retirement plans and IRAs may designate on the Expedited Redemption Privilege Form (included in the application), an account with any commercial bank and have the cash proceeds from redemptions sent, by either wire or electronically through the Automated Clearing House system ("ACH"), to a pre-designated bank account. For the Davis Government Money Market Fund the proceeds may be sent by wire if the amount is $5,000 or more. Class Y shareholders are not eligible for the expedited redemption privilege. State Street will accept instructions to redeem shares and make payment to a pre-designated commercial bank account by (a) written request signed by the registered shareholder, (b) telephone request by any Qualified Dealer to Davis Distributors, LLC (1-800-279-0279), and (c) by a facsimile request signed by the shareholder to State Street. At the time of redemption, the shareholder must request that federal funds be wired or transferred by ACH to the bank account designated on the application. The redemption proceeds under this procedure may not be directed to a savings bank, savings and loan, or credit union account except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System. The Distributor, in its discretion, may limit the amount that may be redeemed by a shareholder in any day under the Expedited Redemption Privilege to $25,000. There is a $5 charge by State Street for wire service, and receiving banks may also charge for this service. Payments by ACH will usually arrive at your bank two banking days after you call. Payments by wire are usually credited to your bank account on the next business day after your call. The Expedited Redemption Privilege may be terminated, modified, or suspended by the Fund at any time.

            The name of the registered shareholder and corresponding fund account number must be supplied. The Expedited Redemption Privilege Form provides for the appropriate information concerning the commercial bank and account number. Changes in ownership, account number (including the identity of your bank), or authorized signatories of the pre-designated account, may be made by written notice to State Street with your signature, and those of new owners or signers on the account, medallion guaranteed by an eligible financial institution. Additional documentation may also be required to change the designated account when shares are held by a corporation, partnership, executor, administrator, trustee, or guardian.

            If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Davis Government Money Market Fund shares recently purchased by check (whether by regular or expedited method), the fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

            MAINTENANCE FEES. To help relieve the Davis Government Money Market Fund's high cost of maintaining small accounts, there is a $10 charge imposed on all accounts whose net asset value has been reduced to less than $1,000. This charge is collected by redemption in December of each year and is paid to the Davis Government Money Market Fund.

            BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

               The check can only be issued for up to $25,000;
               The check can only be issued to the registered owner (who must be an individual);
               The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

            AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. On shares that are redeemed you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the funds initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawals Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Class Y shares are not eligible for the Automatic Withdrawals Plan.

            INVOLUNTARY REDEMPTIONS. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

            SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 30 days after the redemption or repurchase. You can only use this privilege once.


Section IV:  General Information
--------------------------------

                        DETERMINING THE PRICE OF SHARES

            NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

            The price per share for purchases or redemptions made directly through State Street is generally the value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

            The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

            Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

            VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

            To the extend that the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Funds' shares are priced will generally not be reflected in the Funds' share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

            Normally, the share price of the Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates which in the Board's view cause a material deviation between amortized cost and market value, the Board will consider whether such conditions require taking any temporary action to maintain the normal fixed price or to prevent material dilution or other unfavorable results to shareholders. Such action could include withholding dividends, paying dividends out of surplus, realizing gains or losses or using market valuation.


                      YEAR 2000 AND EURO CONVERSION ISSUES

            Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues and/or by Euro Conversion issues.

            YEAR 2000 ISSUES. The services provided to the Funds and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

            EURO CONVERSION ISSUES. Accurate pricing of the Company's assets depends upon accurate valuation of securities denominated in foreign currencies. On January 1, 1999, eleven of the fifteen member states of the European Union are scheduled to convert to a common currency, the "euro." Conversion to the euro may present Service Providers with technical challenges to adapt information technology and other systems to accommodate euro-denominated transactions. The euro conversion also may affect market risk with respect to the foreign securities which the Company invests in.

            Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the Service Providers have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and the Euro Conversion and expect that their systems, and those of other parties they deal with, will be adapted in time for these events. In addition, there can be no assurance that the companies which the Funds invest in will not experience difficulties with Year 2000 or Euro Conversion issues which may negatively effect the market value of those companies.

                          DIVIDENDS AND DISTRIBUTIONS

            There are two sources of income, net income and realized capital gains made to you by the Funds. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders.

            Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

            For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

            DAVIS GROWTH OPPORTUNITY FUND AND DAVIS FINANCIAL FUND. Income dividends and distributions from net realized capital gains, if any, are distributed annually.

            DAVIS GOVERNMENT BOND FUND. Income dividends are paid monthly. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are distributed annually. The Davis Government Bond Fund declares distributions based on the Adviser's projections of estimated net investment income and net realized short-term gains. The amount of each distribution may differ from actual net investment income and gains determined in accordance with generally accepted accounting principles. The Davis Government Bond Fund at times may continue to pay distributions based on expectations of future investment results to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors (including losses realized later in a fiscal year which have the effect of affecting previously realized gains), the Davis Government Bond Fund may have failed to achieve projected investment results for a given period. In such cases, the Davis Government Bond Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

            DAVIS GOVERNMENT MONEY MARKET FUND. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

            DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND. Income dividends are normally paid quarterly. Distributions from any net realized capital gains are made annually.

            ALL FUNDS. Because Class B and Class C shares incur higher distribution service fees and bear certain other expenses, such classes will have a higher expense ratio and will pay correspondingly lower dividends than Class A shares or Class Y shares. Information concerning distributions will be mailed to shareholders annually. Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. The reinvestment of dividends and distributions is made at net asset value (without any sales charge) on the dividend payment date. Upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

                              FEDERAL INCOME TAXES

            This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in the Funds.

            The Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), and if so qualified, will not be liable for federal income tax to the extent its earnings are distributed, except in respect to realization of the "built-in gains" as described below. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable fund. The Funds intend to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

            Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains (other than the built-in gains as discussed below) will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.


                                PERFORMANCE DATA

            From time to time, the Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

            The total return and the average annual total return (each is defined below) with respect to each class of shares for each fund for the periods indicated below is as follows:

Davis Growth Opportunity Fund                                         Total Return(1)   Average Annual Total Return(2)
-----------------------------                                         ------------      ---------------------------
Class A Shares
  One year ended  June 30 , 1998    ...................................    10.66%                  10.66%
  Period from December 1, 1994 through
     June 30, 1998 (life of class) ....................................   119.87%                  24.61%

Class B Shares
  One year ended June 30, 1998      ...................................    11.22%                  11.22%
  Five years ended June 30, 1998    ...................................   139.74%                  19.10%
  Ten years ended June 30, 1998     ...................................   315.28%                  15.29%
  Period from May 1, 1984 through June 30, 1998 (life of class)........   700.74%                  15.81%

Class C Shares
  Period from August 15, 1997 through June 30, 1998 (life of class)....    (0.62)%                  (N/A)

                                      49

Class Y Shares
  Period from September 18, 1997 through
     June 30, 1998 (life of class)   ..................................    (4.82)%                  (N/A)

Davis Financial Fund                                                  Total Return(1)   Average Annual Total Return(2)
--------------------                                                  ------------      ---------------------------

Class A Shares
  One year ended June 30, 1998      ...................................    27.56%                  27.56%
  Five years ended June 30, 1998    ...................................   212.46%                  25.58%
  Period from May 1, 1991 through June 30, 1998 (life of class) .......   452.10%                  26.91%

Class B Shares
  One year ended June 30, 1998      ...................................    28.72%                  28.72%
  Period from December 27, 1994 through
     June 30, 1998 (life of class)  ...................................   208.36%                  37.83%

Class C Shares
Period from August 12, 1997 through June 30, 1998 (life of class)......    22.29%                    N/A

Class Y Shares
  One year ended June 30, 1998      ...................................    34.22%                  34.22%
  Period from March 10, 1997 through June 30, 1998 (life of class).....    45.71%                  33.38%

Davis Real Estate Fund                                                Total Return(1)   Average Annual Total Return(2)
----------------------                                                ------------      ---------------------------

Class A Shares
  One year ended June 30, 1998      ...................................     2.68%                   2.68%
  Period from January 3, 1994 through June 30, 1998 (life of class)....    95.73%                  16.13%

Class B Shares
  One year ended June 30, 1998      ...................................     2.91%                   2.91%
  Period from December 27, 1994 through
     June 30, 1998 (life of class)  ...................................    83.45%                  18.87%

Class C Shares
  Period from August 13, 1997 through June 30, 1998 (life of class)....     3.23%                    N/A

Class Y Shares
  One year ended June 30, 1998      ...................................     8.15%                   8.15%
  Period from November 8, 1996 through June 30, 1998 (life of class)...    33.37%                  19.18%

Davis Convertible Securities Fund                                     Total Return(1)   Average Annual Total Return(2)
---------------------------------                                     ------------      ---------------------------

Class A Shares
  One year ended June 30, 1998      ...................................     9.59%                   9.59%
  Five years ended June 30, 1998    ...................................    99.56%                  14.81%
  Period from May 1, 1992 through June 30, 1998 (life of class) .......   149.10%                  15.95%

Class B Shares
  One year ended June 30, 1998      ...................................     9.93%                   9.93%
  Period from February 3, 1995 through June 30, 1998 (life of class)...    97.31%                  22.09%

Class C Shares
  Period from August 12, 1997 through June 30, 1998 (life of class)....     6.21%                    N/A

                                      50

Class Y Shares
  One year ended June 30, 1998      ...................................    15.34%                  15.34%
  Period from November 13, 1996 through
     June 30, 1998 (life of class)  ...................................    38.36%                  22.08%

Davis Government Bond Fund                                            Total Return(1)   Average Annual Total Return(2)
--------------------------                                            ------------      ---------------------------

Class A Shares
  One year ended June 30, 1998      ...................................     2.84%                   2.84%
  Period from December 1, 1994 through June 30, 1998 (life of class)...    22.41%                   5.81%

Class B Shares
  One year ended June 30, 1998      ...................................     3.23%                   3.23%
  Five years ended June 30, 1998    ...................................    22.66%                   4.17%
  Ten years ended June 30, 1998     ...................................    76.63%                   5.85%
  Period from May 1, 1984 through June 30, 1998 (life of class)........   162.13%                   7.04%

Class C Shares
  Period from August 19, 1997 through June 30, 1998 (life of class)....     4.52%                    N/A

Class Y Shares
As of June 30, 1998, no Class Y shares have been issued.

1 "Total return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

2 "Average annual total return" represents the average annual compounded rate of return for the periods presented. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P(1+T)n = ERV

          Where:   P =    hypothetical initial payment of $1,000

                   T =    average annual total return

                   n =    number of years

                   ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

            This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

30-DAY SEC YIELD

            The 30-Day SEC yield (defined below) with respect to each class of shares of Davis Real Estate Fund, Davis Convertible Bond Fund, and Davis Government Bond Fund for the period ended June 30, 1998, is as follows:

                                      Davis Convertible     Davis Government
                                      Securities Fund       Bond Fund
                                      -----------------     ----------------
               Class A shares         2.58%                 5.18%
               Class B shares         1.92%                 4.66%
               Class C shares         1.83%                 4.65%
               Class Y shares         2.96%                 N/A

            "30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                                             cd

Where:          a = dividends and interest earned during the period.

                b = expenses accrued for the period.

                c = the average daily number of shares outstanding
                    during the period that were entitled to receive dividends.

                d = the maximum offering price per share on the last day of the period.

            The Funds' 30-Day SEC Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

            CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven day period ended June 30, 1998 was 4.94% and 5.06% respectively.

            Yield quotations are calculated in accordance with the following formulas:

                   Current Yield = [(C-D) - BV] x (365/7)

                   Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

                   C = Net change (excluding capital
                       change in value of hypothetical
                       account with balance of one share at
                       beginning of seven-day period).

                   D = Deductions charged to hypothetical account.

                   BV = Value of hypothetical account at
                        beginning of seven-day period for
                        which yield is quoted.

            Davis Government Money Market Fund's Current and Effective Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

OTHER FUND STATISTICS

            In reports or other communications to shareholders and in advertising material, the performance of the Funds may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Funds may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

            In advertising and sales literature the Funds may publish various statistics describing its investment portfolio such as the Funds' average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

            The Funds' 1998 Annual Report contains additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday-Friday, 7 a.m. to 4 p.m. Mountain Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated 'AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from 'A' for the highest quality to 'D' for the lowest. Issues assigned an 'A' rating are regarded as having the greatest capacity for timely payment. Within the 'A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

    TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                                   FORM N-1A

                               DAVIS SERIES, INC.

        POST-EFFECTIVE AMENDMENT NO. 40 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-57209

                                      AND

           AMENDMENT NO. 36 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-2679

                                     PART C

                               OTHER INFORMATION
                               -----------------


Item 23. Exhibits:
         --------
         (a)(1)    Articles of Incorporation. incorporated by reference to
                   Exhibit 1 of Registrant's Post-Effective Amendment No. 35 File 2-57209.

         (a)(2) Articles Supplementary to Articles of Incorporation dated September 1, 1996 designating shares, incorporated by reference to Exhibit (1)(b) to Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 2 of Registrant's Post-Effective Amendment No. 35, File No. 2-57209.

         (c) Instruments Defining Rights of Security Holders. Not applicable.

         (d)(1)    Investment Advisory Contracts. incorporated by reference to
                   Exhibit 5(a) of Registrant's Post-Effective Amendment No., 35, File No. 2-57209.

         (d)(2) Investment Advisory Agreement, as amended, incorporated by reference to Exhibit 5(b) of Registrant's Post-Effective Amendment No., 35, File No. 2-57209.

         (d)(3) (Sub-Advisory Agreement with respect to the Davis Growth Opportunity Fund, incorporated by reference to Exhibit 5(c) of Registrant's Post-Effective Amendment No., 35, File No. 2-57209.

         (e)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc., incorporated by reference to exhibit 5(d) of Registrant's Post-Effective Amendment No. 37 File No. 2-57209.

         (e)(1) Underwriting Contracts. Distributor's Agreement, incorporated by reference to Exhibit (b) of Registrant's Post-Effective Amendment No. 35, File No. 2-57209.

         (e)(2) Transfer and Assumption Agreement dated July 31, 1997, incorporated by reference to Exhibit (6)(b) of Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (f)       Bonus or Profit Sharing Contracts. Not applicable.

         (g)(1) Custodian Agreements Custodian Contract in respect of the Davis Growth Opportunity Fund, incorporated by reference to Exhibit (8)(a) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (g)(2) Custodian Contract in respect of the Davis Government Bond Fund, incorporated by reference to Exhibit (8)(b) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (g)(3) Custodian Contract in respect of the Davis Government Money Market Fund, incorporated by reference to Exhibit (8)(c) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (g)(4) Letter Agreement with Custodian and Transfer Agent Concerning the Davis Financial Fund, incorporated by reference to Exhibit (8)(e) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (h) Other Material Contracts. Transfer Agency and Service Agreement incorporated by reference to Exhibit (8)(d) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (i)**     Legal Opinion. Opinion and Consent of Counsel, (D'Ancona &
                   Pflaum).

         (j)(1)** Other Opinions. Consent of Current Auditors. KPMG Peat Marwick LLP

         (j)(2)**  Consent of Former Auditors. Tait, Weller & Baker

         (k)       Omitted Financial Statements, incorporated from the Annual
                   Report.

         (l)       Initial Capital Agreements. Not Applicable

         (m)(1) Rule 12b-1 Plan. Distribution Plan for Class A shares, as amended, incorporated by reference to Exhibit (15)(a) of Registrant's Post-Effective Amendment No. 32, File No. 2-57209.

         (m)(2) Distribution Plan for Class B shares, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 32, File No. 2-57209.

         (m)(3) Distribution Plan for Class C shares, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (m)(4) Distribution Plan for Davis Government Money Market Fund, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (n)       Financial Data Schedule. Not applicable

         (o) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit (18)(b) of Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (p)* Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis Series, Inc. appointing Sheldon Stein and Arthur Don as attorneys-in-fact.

         * Filed Herein
         ** To be Filed by Amendment

Item 24. Persons Controlled by or Under Common Control With Registrant
         -------------------------------------------------------------

         Not applicable

Item 25. Indemnification
         ---------------

         Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Part B of this Registration Statement.

Item 27. Principal Underwriter
         ---------------------

         (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 124 East Marcy Street, Santa Fe, NM 87501, is the principal underwriter for the Registrant and also acts as principal underwriter for Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.

         (b) Management of the Principal Underwriters:


NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES
BUSINESS ADDRESS           UNDERWRITER                    WITH REGISTRANT
----------------           -----------                    ---------------

Kenneth C. Eich            President                      Vice President
124 East Marcy Street
Santa Fe, NM 87501

Gary P. Tyc                Vice President, Treasurer      None
124 East Marcy Street      and Assistant Secretary
Santa Fe, NM 87501

Thomas D. Tays             Vice President and Secretary   Vice President
124 East Marcy Street                                     and Secretary

Santa Fe, NM 87501

Russell O. Wiese           Senior Vice President          None
124 East Marcy Street
Santa Fe, NM 87501

Sharra Reed                Assistant Treasurer            Vice President,
124 East Marcy Street                                     Treasurer and
Santa Fe, NM 87501                                        Assistant Secretary.

         (c) Not applicable.


Item 28. Location of Accounts and Records
         --------------------------------

         Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, New Mexico 87501, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services
         -------------------

         Not applicable


Item 30. Undertakings
         ------------

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                               DAVIS SERIES, INC.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 19th day of October, 1998.

                                            DAVIS SERIES, INC.


                                            *By: /s/ Sheldon Stein
                                                ------------------------------
                                                Sheldon Stein
                                                Attorney-in-Fact

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

     Signature                       Title                           Date
     ---------                       -----                           ----

Shelby M.C. Davis*      President, Chief Executive Officer    October 19, 1998
------------------
Shelby M.C. Davis

Sharra L. Reed*         Principal Financial Officer           October 19, 1998
------------------      and Treasurer
Sharra L. Reed


                                            *By: /s/ Sheldon Stein
                                                ------------------------------
                                                Sheldon Stein
                                                Attorney-in-Fact

*Sheldon Stein signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit (p) to Registrant's current Post-Effective Amendment number 40 to Registrant's Registration Statement.

                                            /s/ Sheldon Stein
                                            ----------------------------------
                                            Sheldon Stein
                                            Attorney-in-Fact

                               DAVIS SERIES, INC.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on October 19, 1998 by the following persons in the capacities indicated.

   Signature                                                     Title
   ---------                                                     -----

Wesley E. Bass. Jr.*                                            Director
------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                                Director
------------------------
Jeremy H. Biggs

Marc P. Blum*                                                   Director
------------------------
Marc P. Blum

Andrew A. Davis*                                                Director
------------------------
Andrew A. Davis

Christopher C. Davis*                                           Director
------------------------
Christopher C. Davis

Jerry D. Geist*                                                 Director
------------------------
Jerry D. Geist

D. James Guzy*                                                  Director
------------------------
D. James Guzy

G. Bernard Hamilton*                                            Director
------------------------
G. Bernard Hamilton

LeRoy E. Hoffberger*                                            Director
------------------------
LeRoy E. Hoffberger

Laurence W. Levine*                                             Director
------------------------
Laurence W. Levine

Christian R. Sonne*                                             Director
------------------------
Christian R. Sonne

*Sheldon Stein signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (p) to Registrant's current Post-Effective Amendment No 40 to Registrant's Registration Statement.

                                            /s/ Sheldon Stein
                                            ----------------------------------
                                            Sheldon Stein
                                            Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------

         (a)(1)    Articles of Incorporation. incorporated by reference to
                   Exhibit 1 of Registrant's Post-Effective Amendment No. 35 File 2-57209.

         (a)(2) Articles Supplementary to Articles of Incorporation dated September 1, 1996 designating shares, incorporated by reference to Exhibit (1)(b) to Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 2 of Registrant's Post-Effective Amendment No. 35, File No. 2-57209.

         (c) Instruments Defining Rights of Security Holders. Not applicable.

         (d)(1)    Investment Advisory Contracts. incorporated by reference to
                   Exhibit 5(a) of Registrant's Post-Effective Amendment No., 35, File No. 2-57209.

         (d)(2) Investment Advisory Agreement, as amended, incorporated by reference to Exhibit 5(b) of Registrant's Post-Effective Amendment No., 35, File No. 2-57209.

         (d)(3) (Sub-Advisory Agreement with respect to the Davis Growth Opportunity Fund, incorporated by reference to Exhibit 5(c) of Registrant's Post-Effective Amendment No., 35, File No. 2-57209.

         (e)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc., incorporated by reference to exhibit 5(d) of Registrant's Post-Effective Amendment No. 37 File No. 2-57209.

         (e)(1) Underwriting Contracts. Distributor's Agreement, incorporated by reference to Exhibit (b) of Registrant's Post-Effective Amendment No. 35, File No. 2-57209.

         (e)(2) Transfer and Assumption Agreement dated July 31, 1997, incorporated by reference to Exhibit (6)(b) of Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (f)       Bonus or Profit Sharing Contracts. Not applicable.

         (g)(1) Custodian Agreements Custodian Contract in respect of the Davis Growth Opportunity Fund, incorporated by reference to Exhibit (8)(a) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (g)(2) Custodian Contract in respect of the Davis Government Bond Fund, incorporated by reference to Exhibit (8)(b) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (g)(3) Custodian Contract in respect of the Davis Government Money Market Fund, incorporated by reference to Exhibit (8)(c) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (g)(4) Letter Agreement with Custodian and Transfer Agent Concerning the Davis Financial Fund, incorporated by reference to Exhibit (8)(e) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (h) Other Material Contracts. Transfer Agency and Service Agreement incorporated by reference to Exhibit (8)(d) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (i)**     Legal Opinion. Opinion and Consent of Counsel, (D'Ancona &
                   Pflaum).

         (j)(1)** Other Opinions. Consent of Current Auditors. KPMG Peat Marwick LLP

         (j)(2)**  Consent of Former Auditors. Tait, Weller & Baker

         (k)       Omitted Financial Statements, incorporated from the Annual
                   Report.

         (l)       Initial Capital Agreements. Not Applicable

         (m)(1) Rule 12b-1 Plan. Distribution Plan for Class A shares, as amended, incorporated by reference to Exhibit (15)(a) of Registrant's Post-Effective Amendment No. 32, File No. 2-57209.

         (m)(2) Distribution Plan for Class B shares, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 32, File No. 2-57209.

         (m)(3) Distribution Plan for Class C shares, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (m)(4) Distribution Plan for Davis Government Money Market Fund, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 25, File No. 2-57209.

         (n)       Financial Data Schedule. Not applicable

         (o) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit (18)(b) of Registrant's Post-Effective Amendment No. 38, File No. 2-57209.

         (p)* Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis Series, Inc. appointing Sheldon Stein and Arthur Don as attorneys-in-fact.

         * Filed Herein
         ** To be Filed by Amendment